                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4279

                           Advantus Series Fund, Inc.
               (Exact name of registrant as specified in charter)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
               (Address of principal executive offices) (Zip code)

                              Eric J. Bentley, Esq.
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and address of agent for service)

               Registrant's telephone number, including area code:
                                 (651) 665-3500

                      Date of fiscal year end: December 31
                     Date of reporting period: June 30, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

[GRAPHIC]

[ADVANTUS(TM) SERIES FUND, INC. LOGO]

EQUITIES
INDEX 400 MID-CAP PORTFOLIO
INDEX 500 PORTFOLIO
REAL ESTATE SECURITIES PORTFOLIO

FIXED INCOME
INTERNATIONAL BOND PORTFOLIO
BOND PORTFOLIO
MORTGAGE SECURITIES PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

MONEY MARKET
MONEY MARKET PORTFOLIO

JUNE 30, 2004

SEMI-ANNUAL REPORT
ADVANTUS SERIES FUND, INC.

OFFERED IN MINNESOTA LIFE VARIABLE PRODUCTS

MINNESOTA LIFE

VARIABLE LIFE INSURANCE*
VARIABLE ADJUSTABLE LIFE
VARIABLE ADJUSTABLE LIFE-SECOND DEATH
VARIABLE ADJUSTABLE LIFE-HORIZON
VARIABLE ADJUSTABLE LIFE-SUMMIT

VARIABLE ANNUITIES*
MULTIOPTION(R) ADVISOR B, C, L
MULTIOPTION(R) ACHIEVER
MULTIOPTION(R) CLASSIC
MULTIOPTION(R) SELECT
MULTIOPTION(R) SINGLE
MULTIOPTION(R) FLEXIBLE
MEGANNUITY
UNIVERSITY OF MINNESOTA MULTIOPTION(R) ANNUITY
ADJUSTABLE INCOME ANNUITY
FLEXANNUITY PLUS
INVESTANNUITY PLUS
INDIVIDUAL ACCUMULATION ANNUITY
GROUP ACCUMULATION ANNUITY

GROUP VARIABLE LIFE*
VARIABLE GROUP UNIVERSAL LIFE

*SECURITIES OFFERED THROUGH SECURIAN FINANCIAL SERVICES, INC.
MEMBER NASD/SIPC

TABLE OF CONTENTS

                                                                        PAGE NO.
HOW TO USE THIS REPORT                                                         1
PORTFOLIO TOTAL RETURN                                                         2
PRESIDENT'S LETTER                                                             3
PORTFOLIO MANAGER REVIEWS
   Bond Portfolio                                                              4
   Money Market Portfolio                                                      6
   Mortgage Securities Portfolio                                               8
   Index 500 Portfolio                                                        10
   Maturing Government Bond 2006 Portfolio                                    12
   Maturing Government Bond 2010 Portfolio                                    12
   International Bond Portfolio                                               16
   Index 400 Mid-Cap Portfolio                                                18
   Real Estate Securities Portfolio                                           20
INVESTMENTS IN SECURITIES
   Bond Portfolio                                                             22
   Money Market Portfolio                                                     29
   Mortgage Securities Portfolio                                              32
   Index 500 Portfolio                                                        37
   Maturing Government Bond 2006 Portfolio                                    48
   Maturing Government Bond 2010 Portfolio                                    50
   International Bond Portfolio                                               52
   Index 400 Mid-Cap Portfolio                                                57
   Real Estate Securities Portfolio                                           66
FINANCIAL STATEMENTS
   Statements of Assets and Liabilities                                       70
   Statements of Operations                                                   72
   Statements of Changes in Net Assets                                        74
   Notes to Financial Statements                                              78
PROXY VOTING INFORMATION                                                      93
DIRECTORS AND EXECUTIVE OFFICERS                                              94

                             HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 22.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not incur investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Securian Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

[CHART]

                             PORTFOLIO TOTAL RETURN

                  PERIOD FROM JANUARY 1, 2004 TO JUNE 30, 2004

PERCENTAGE OF RETURN

Bond                                     0.3%
Money Market                             0.2%
Mortgage Securities                      1.0%
Index 500                                3.2%
MGB 2006                                -0.5%
MGB 2010                                -0.6%
International Bond                      -2.3%
Index 400 Mid-Cap                        5.8%
Real Estate Securities                   5.8%

Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolios' shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Please refer to the individual Portfolio reviews contained within the prospectus for information regarding the standardized performance for 1, 5 and 10 years or since inception.

Letter from the President

[PHOTO OF DIANNE ORBISON]

Dear Shareholder:

The economy has strengthened over the past six months, underscored by solid job growth, continued business spending and benign inflation. First half GDP was a preliminary 3.75 percent and consensus projections point to a second half moderation to 3.5 percent.

Job growth improved over this reporting period, showing the best three-month gain in March, April and May since 2000, with the addition of nearly 900,000 non-farm payroll jobs. While June's 112,000 job gain was not as strong as in earlier months, we believe momentum is sufficient to ensure continued economic growth.

We feel that business recovery is gaining strength, underscored by increased corporate earnings and profits. We foresee that earnings for S & P 500 Index companies are expected to be 18.5 percent higher than in second quarter 2003. Worker productivity gains continue to be impressive at around a 3.8 percent annual rate, prolonging a two-year period of productivity gains, particularly in the manufacturing sector.

As the market had already priced in the Fed's June 30 interest rate increase, the impact was muted. We expect yields on 10-year Treasury bonds will continue to trade in the range of 4.4 percent to 5.0 percent, a substantial increase over the June 2003 low of 3.1 percent.

While stock performance struggles over the near term, we anticipate an improvement over the intermediate term, with annual returns of 8 - 12 percent for the year. The real estate market is benefiting from the improving economy, with strong single family and multi-family demand and occupancy gains in office and industrial sectors.

We believe increased capital spending and higher levels of employment will help sustain economic growth. We also expect that both equity and fixed income markets will generate positive returns through the end of the year.

To keep your financial strategies in line with current financial trends, consider having a periodic conversation with your financial advisor about your goals, risk tolerance and allocation strategy.

Sincerely,


/s/ Dianne Orbison

Dianne Orbison
President, Advantus Capital Management

BOND PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF CHRIS SEBALD]
CHRIS SEBALD, CFA
PORTFOLIO MANAGER

The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests in long-term, fixed income, investment-grade debt instruments.

PERFORMANCE

The Bond Portfolio returned .31 percent* for the six-month period ended June 30, 2004. The Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index,** returned .15 percent for the same period.

PERFORMANCE ANALYSIS

Rising interest rates generated meager returns in the Lehman Aggregate Bond Index of 0.15 percent for the first half of 2004. Nearly all sectors of the spread markets widened versus Treasuries, creating a very challenging environment for total return investors. Spreads widened in general due to the market's uncertainty about the impact of higher interest rates and reduced monetary stimulus on corporations and consumers. The investment grade sectors of the bond market performed, on a duration adjusted basis versus Treasuries, as follows: Asset-Backed Securities (ABS) +53 bps, Mortgage-Backed Securities (MBS) +36 bps, Agency +10 bps, Commercial Mortgage-Backed Securities (CMBS) 0 bps and Credit -4 bps.

Our main strategies for the period were to reduce risk in corporate credit and increase holdings in higher quality and more liquid sectors of the structured finance markets. With the transition to higher rates, we became concerned that the corporate bond market would weaken from the tight spread levels that existed at the beginning of the quarter. The new issue market had been very strong early in the year and we thought this might wane in the second quarter with rising rates. The market had "priced in" significant improvements in most credits and had little room for error. Additionally, we felt mergers and acquisitions were likely to pick up as financing had improved and firms were looking for ways to expand.

Our outlook in the corporate bond market led us to further reduce corporate holdings and increase MBS about midway through the period, as this sector underperformed due to rising extension risk from higher rates. More recently we increased our holdings in CMBS by purchasing new and seasoned credit positions with attractive spread characteristics versus corporate bonds. Based on further weakening in CMBS late in the period--with spreads widening on supply concerns--we added to our holdings.***

OUTLOOK

We believe the Fed will most likely maintain a measured pace of tightening throughout this year and long-term interest rates should rise gently. We expect that spread sectors will out perform Treasuries. Risks that could derail our forecast include the US elections, increased likelihood of terrorism, the potential for a hard landing in the Chinese economy, and high and unstable oil prices.

For now we expect to maintain our lower than average corporate bond weighting, with an emphasis on higher rated corporates in stable industries. Should the market present better opportunities later in the year, we would expect to increase holdings in corporates. We maintained our exposure in ABS over the quarter as most of the market remains rich. We have a high allocation to the CMBS sector and expect to maintain it. The fundamentals in the commercial real estate markets continue to improve with the growing economy boosting credit in this sector.

TEN LARGEST BOND HOLDINGS

                                                                  MARKET        % OF BOND
SECURITY DESCRIPTION                                              VALUE         PORTFOLIO
--------------------                                           ------------    ------------
Federal National Mortgage
Association--5.500%, 04/01/34                                  $ 10,401,211        3.7%
Federal Home Loan Mortgage
Corporation--5.500%, 05/01/34                                     7,326,023        2.6%
Federal National Mortgage
Association--6.500%, 09/01/32                                     6,644,954        2.4%
Federal National Mortgage
Association--5.500%, 03/01/34                                     5,858,264        2.1%
Federal National Mortgage
Association--5.500%, 04/01/33                                     5,226,864        1.9%
Federal National Mortgage
Association--6.000%, 03/01/33                                     5,000,171        1.8%
Federal Home Loan Mortgage
Corporation--5.500%, 07/15/06                                     4,709,164        1.7%
U.S. Treasury Note--5.375%, 02/15/31                              4,588,925        1.6%
U.S. Treasury Note--1.875%, 01/31/06                              4,159,970        1.5%
Federal National Mortgage
Association--6.000%, 10/01/32                                     4,154,285        1.5%
                                                               ------------       ----
                                                               $ 58,069,831       20.7%
                                                               ============       ====

[CHART]

ASSET QUALITY***

Cash and Other Assets/Liabilities       (2.6%)
U.S. Treasury                           (7.0%)
U.S. Government Agencies               (38.5%)
AAA Rated                              (10.5%)
AA Rated                                (6.2%)
A Rated                                (11.6%)
BBB Rated                              (23.0%)
BB Rated                                (0.6%)

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
              A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
          LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year        0.69%
Five year       6.83%
Ten year        6.90%

(Thousands)

                 BOND PORTFOLIO  LEHMAN AGGREGATE BOND INDEX       CPI
6/30/94           $    10.000             $    10.000         $    10.000
12/31/94          $    10.058             $    10.099         $    10.115
12/31/95          $    12.045             $    11.965         $    10.372
12/31/96          $    12.402             $    12.399         $    10.716
12/31/97          $    13.570             $    13.596         $    10.899
12/31/98          $    14.395             $    14.777         $    11.074
12/31/99          $    14.002             $    14.656         $    11.372
12/31/2000        $    15.464             $    16.360         $    11.757
12/31/2001        $    16.686             $    17.741         $    11.939
12/31/2002        $    18.438             $    19.560         $    12.223
12/31/2003        $    19.425             $    20.363         $    12.453
6/30/2004         $    19.485             $    20.394         $    12.818

On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1994 through June 30, 2004, assuming reinvestment of distributions, if any.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.
***Composition is as of June 30, 2004.

MONEY MARKET PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF TOM HOUGHTON]
TOM HOUGHTON
PORTFOLIO MANAGER

The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the portfolio.

PERFORMANCE

The Money Market Portfolio returned .23 percent* for the six-month period ended June 30, 2004. This compares to the Portfolio's benchmark, the three-month U.S. Treasury Bill, which returned .47 percent over the same period.

PERFORMANCE ANALYSIS

The portfolio stuck to its strategy of investing primarily in high-quality US corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 by Moody's), which remains a sound though low-yielding alternative for investors seeking a high degree of safety and liquidity. The portfolio's holdings continue to be well diversified over a variety of stable industries and companies.

Rates in the short end finally showed signs of life as the Fed started to signal an imminent rate hike early in the quarter. Over the past 3-month period, the yield on the three-month T-bill increased from .94 percent to 1.26 percent, while the yield on the six-month T-bill increased substantially by .65 percentage points to 1.64 percent. Yields offered in the commercial paper market also started to climb early in the quarter due to the Fed's more hawkish signals. CP rates climbed an average of 25-50 basis points throughout the quarter. As rates along the CP curve increased we gradually increased the days to maturity in the Portfolio to take advantage of the climbing yields.

OUTLOOK

We expect the economy to continue to improve. Nearly all the employment surveys point to strong jobs gains in the coming quarters. We feel that interest rates should rise across the curve with the short end increasing more. The market has anticipated that the Fed will raise short-term rates by over 100 basis points by the end of the year, but most likely at a measured pace, and we concur with this view. We expect to continue to incrementally increase the average days to maturity in the portfolio to take advantage of increasing yields.

[CHART]

                               AVERAGE DAYS TO MATURITY

        NUMBER OF DAYS
Jan          43
Jan          41
Jan          41
Jan          40
Feb          41
Feb          42
Feb          40
Feb          38
Mar          36
Mar          38
Mar          37
Mar          36
Apr          32
Apr          45
Apr          48
Apr          48
Apr          46
May          48
May          50
May          45
May          47
Jun          46
Jun          47
Jun          49
Jun          44
Jun          42

[CHART]

                           SEVEN-DAY EFFECTIVE YIELD*

        PERCENTAGE
Jan       0.54%
Jan       0.54%
Jan       0.53%
Jan       0.53%
Feb       0.52%
Feb       0.52%
Feb       0.52%
Feb       0.65%
Mar       0.65%
Mar       0.58%
Mar       0.40%
Mar       0.42%
Apr       0.42%
Apr       0.40%
Apr       0.38%
Apr       0.38%
Apr       0.37%
May       0.37%
May       0.37%
May       0.38%
May       0.38%
Jun       0.40%
Jun       0.41%
Jun       0.42%
Jun       0.47%
Jun       0.48%

The yield quotation more closely represents the current earnings of the Money Market Portfolio than the total return quotation.

The seven-day effective yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

MORTGAGE SECURITIES PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF CHRIS SEBALD]

[PHOTO OF DAVID LAND]

CHRIS SEBALD, CFA
AND
DAVID LAND, CFA
PORTFOLIO MANAGERS

The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The risks incurred by Mortgage Securities Portfolio include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of Mortgage Securities Portfolio may fluctuate in response to changes in interest rates. The Portfolio's yield and total return are not guaranteed.

PERFORMANCE

The Mortgage Securities Portfolio generated a total return of .95 percent* for the six-month period ended June 30, 2004. This compares favorably to the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index,** which returned .77 percent for the same period.

PERFORMANCE ANALYSIS

Rising interest rates generated meager returns in the Lehman Mortgage-Backed Securities Index of .77 percent in the first half of 2004. Fears about inflation and interest rates had a significant impact on nearly all sectors of the mortgage market, as concern about slowing prepayment speeds in Mortgage-Backed Securities (MBS) and extension became acute. Spreads widened in all mortgage sectors over the period, as swap spreads widened between 5 and 10 basis points in the 5 and 10 year sectors. MBS had underperformed Treasuries and other fixed income sectors when interest rates approached 5 percent on the 10-year Treasury. As rates settled lower in the end of the period and just before the FOMC meeting, MBS went on a tear outperforming Treasuries and every other investment grade fixed income sector for the month of June. The mortgage sectors performed, on a duration adjusted basis versus Treasuries, as follows: MBS +36 bps, Asset-Backed Securities (ABS) +53 bps and Commercial Mortgage-Backed Securities
(CMBS) 0 bps.

We added more MBS over the period when rates rose and MBS underperformed, investing primarily in agency pass-through securities that should prepay faster in a rising rate environment. As the performance of these securities improved and they became richer versus other mortgage securities, we moved our focus to the CMBS sector. CMBS spreads widened more than other sectors as supply picked up and spreads widened in front of the much anticipated Fed move.***

OUTLOOK

We feel that the Fed will most likely maintain a measured pace of tightening throughout this year and long-term interest rates should rise gently. We expect that spread sectors will outperform Treasuries. Risks that could derail our forecast include the US Elections, increased likelihood of terrorism, the potential for a hard landing in the Chinese economy, and high and unstable oil prices.

Current valuations imply better returns in CMBS versus MBS over the near term. As the Fed more than likely raises rates over the coming months, however, we anticipate that concerns about slowing prepayment are likely to rise again, generating dislocation and value in the MBS market. We will be on the look out for such opportunities, as we have been in the past. Until that time, we continue to find attractive securities in every mortgage sector that allow for added yield and total return versus our benchmark.

[CHART]

ASSET QUALITY***

AAA Rated                                                         (73.9%)
AA Rated                                                           (7.2%)
A Rated                                                            (7.0%)
BBB Rated                                                         (10.7%)
BB Rated                                                           (0.1%)
Cash and Other Assets/Liabilities                                  (1.1%)

[CHART]

LIQUIDITY***

Public Issues                                                      (82.9%)
Liquid 144A Issues                                                 (10.9%)
Illiquid 144A Issues and Other Private Placement Illiquid Issues    (5.1%)
Cash and Other Assets/Liabilities                                   (1.1%)

[CHART]

SECTOR DIVERSIFICATION***

FHLMC                                                              (2.1%)
State and Local Government Obligations                             (0.6%)
FNMA                                                              (56.0%)
Corporate Obligations-Financial-Real Estate                        (1.1%)
GNMA                                                               (1.2%)
Asset Backed Securities                                           (19.9%)
Vendee Mortgage Trust                                              (0.2%)
Non-Agency Commercial Mortgage-Backed Securities                  (12.1%)
Collateralized Mortgage Obligations/Mortage Revenue Bonds          (5.8%)
Cash and Other Assets/Liabilities                                  (1.0%)

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year        1.59%
Five year       7.23%
Ten year        7.68%

(Thousands)

                       MORTGAGE SECURITIES   LEHMAN MORTGAGE-BACKED
                            PORTFOLIO           SECURITIES INDEX         CPI
6/30/94                     $  10.000              $  10.000          $  10.000
12/31/94                    $  10.117              $  10.130          $  10.115
12/31/95                    $  11.939              $  11.832          $  10.372
12/31/96                    $  12.566              $  12.465          $  10.716
12/31/97                    $  13.715              $  13.648          $  10.899
12/31/98                    $  14.616              $  14.598          $  11.074
12/31/99                    $  14.907              $  14.869          $  11.372
12/31/2000                  $  16.666              $  16.528          $  11.757
12/31/2001                  $  18.172              $  17.887          $  11.939
12/31/2002                  $  19.927              $  19.452          $  12.223
12/31/2003                  $  20.755              $  20.048          $  12.453
6/30/2004                   $  20.952              $  20.203          $  12.818

On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1994 through June 30, 2004, assuming reinvestment of distributions, if any.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). ***Composition is as of June 30, 2004.

INDEX 500 PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF JAMES SEIFERT]
JAMES SEIFERT
PORTFOLIO MANAGER

The Index 500 Portfolio+ seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500)+. It is designed to provide and economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy.

PERFORMANCE

For the six-month period ended June 30, 2004, the Portfolio ended with a 3.23 percent* return. This compares to the Portfolio's benchmark, the S&P 500 Index,** which returned 3.44 percent for the same period.

PERFORMANCE UPDATE

All eleven sectors ended the period with positive returns. Energy names led with a 0.76 percent contribution on a sector return of 13.09 percent. The capital goods sector followed with a 0.63 percent contribution on a sector return of
7.06 percent. For the six month period, all size categories had positive returns with the smaller-sized companies outperforming the larger market capitalized companies.

The net return of the portfolio lags the performance of the index as a result of advisory fees and other expenses.

OUTLOOK

Advantus believes leading indicators for economic growth will remain positive through the rest of the year. We expect increased capital spending and higher levels of employment will contribute to sustained economic growth through the end of 2004 and into 2005. We also expect corporate profit margins to continue to remain strong in the near term, based on increasing productivity and a lack of pressure on wages. With this view of moderate growth and a gradually rising interest rate environment, we believe that both equity and fixed income markets will generate positive returns over the next few quarters.

TEN LARGEST STOCK HOLDINGS

                                                            MARKET       % OF STOCK
SECURITY DESCRIPTION                            SHARES       VALUE        PORTFOLIO
--------------------                            -------  --------------  ----------
General Electric Company                        604,202  $   19,576,145      3.2%
Microsoft Corporation                           617,961      17,648,966      2.9%
Exxon Mobil Corporation                         374,396      16,626,925      2.7%
Pfizer, Inc.                                    436,823      14,974,292      2.4%
Citigroup, Inc.                                 296,051      13,766,372      2.2%
Wal-Mart Stores, Inc.                           245,517      12,953,477      2.1%
American International Group, Inc.              149,313      10,643,031      1.7%
Intel Corporation                               370,272      10,219,507      1.7%
Bank of America Corporation                     116,715       9,873,423      1.6%
Johnson & Johnson                               169,943       9,465,825      1.5%
                                                         --------------     ----
                                                         $  135,747,963     22.0%
                                                         ==============     ====

[CHART]

SECTOR DIVERSIFICATION***

Basic Materials                        (3.3%)
Capital Goods                          (8.7%)
Communication Services                 (4.9%)
Consumer Cyclical                     (10.6%)
Consumer Staples                      (11.4%)
Energy                                 (6.3%)
Financial                             (20.5%)
Health Care                           (12.8%)
Technology                            (16.2%)
Transportation                         (1.6%)
Utilities                              (2.8%)
Cash and Other Assets/Liabilities      (0.9%)

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
            A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year        18.57%
Five year       -2.60%
Ten year        11.22%

(Thousands)

               INDEX 500 PORTFOLIO  S&P 500 INDEX       CPI
6/30/94            $   10.000        $   10.000     $   10.000
12/31/94           $   10.470        $   10.487     $   10.115
12/31/95           $   14.326        $   14.428     $   10.372
12/31/96           $   17.427        $   17.741     $   10.716
12/31/97           $   23.067        $   23.661     $   10.899
12/31/98           $   29.524        $   30.422     $   11.074
12/31/99           $   35.510        $   36.828     $   11.372
12/31/2000         $   32.176        $   33.467     $   11.757
12/31/2001         $   28.234        $   29.490     $   11.939
12/31/2002         $   21.919        $   22.973     $   12.223
12/31/2003         $   28.066        $   29.563     $   12.453
6/30/2004          $   28.974        $   30.581     $   12.818

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1994 through June 30, 2004, assuming reinvestment of distributions, if any.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
+"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
***Composition is as of June 30, 2004.

MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF CHRIS SEBALD]
CHRIS SEBALD, CFA
PORTFOLIO MANAGER

The Maturing Government Bond 2006 and 2010 Portfolios seek as high of an investment return as is consistent with prudent investment risk. The Portfolios invest primarily in U.S. Government and Agency zero coupon fixed income securities with maturities near the 2006 and 2010 liquidation dates of each Portfolio.

PERFORMANCE

For the six-month period ended June 30, 2004, the Maturing Government Bond Portfolios generated the following returns:

Maturing Government Bond 2006 Portfolio*                               -0.52 percent
Maturing Government Bond 2010 Portfolio*                               -0.63 percent

For the six-month period ended June 30, 2004, the Ryan Lab's U.S. Treasury Strip Indexes of comparable maturity generated the following returns:

Ryan Lab's Inc. September 2006 Index**                                 -0.02 percent
Ryan Lab's Inc. September 2010 Index**                                 -0.41 percent

PERFORMANCE ANALYSIS

Rising interest rates generated meager returns in all fixed income sectors for the first half of 2004. Interest rates rose from 86 basis points in the two-year Treasury to 58 basis points in the five year. Nearly all sectors of the non-Treasury market widened in spread versus Treasuries, creating a very challenging environment for total return investors. Spreads widened in general due to the market's uncertainty about the impact of higher interest rates and reduced monetary stimulus on corporations and consumers. The enhanced yield the portfolio earns on non-Treasury securities however, more than compensated for this risk.

The portfolios maintain an attractive yield enhancement relative to their respective benchmark, and outperformed their benchmarks in the first half of 2004 without the consideration of fees. Each portfolio's duration is maintained very close to benchmark durations.

OUTLOOK

We feel that the Fed will most likely maintain a measured pace of tightening throughout this year and long-term interest rates should rise gently. We expect that spread sectors will outperform Treasuries. Risks that could derail our forecast include the US elections, increased likelihood of terrorism, the potential for a hard landing in the Chinese economy, and high and unstable oil prices.

[CHART]

                     MATURING GOVERNMENT BOND 2006 PORTFOLIO
                     SECTOR DIVERSIFICATION***

FHLMC Strip                                     (6.9%)
FNMA Strip                                     (21.5%)
RFC Strip                                      (10.4%)
U.S. Treasury Strip                            (20.2%)
Israel State Aid Strip                         (10.7%)
Government Trust Certificate                    (1.1%)
FICO Strip                                     (29.2%)

[CHART]

                     MATURING GOVERNMENT BOND 2010 PORTFOLIO
                     SECTOR DIVERSIFICATION***

FNMA Strip                                     (29.5%)
FICO Strip                                     (14.7%)
Government Trust Certificate                   (10.7%)
Israel State Aid Strip                         (16.9%)
RFC Strip                                      (10.8%)
Tennessee Valley Authority                      (5.2%)
U.S. Treasury Strip                            (12.2%)

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**Ryan Labs, Inc. September 2006 and 2010 Index of U.S. Treasury Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 2006 and 2010, respectively.
***Composition is as of June 30, 2004.

MATURING GOVERNMENT BOND PORTFOLIOS

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year        -1.50%
Five year        7.10%
Ten year         8.65%

(Thousands)

              MATURING GOVERNMENT BOND 2006
                        PORTFOLIO              RYAN LABS INDEX         CPI
6/30/94                 $  10.000                 $  10.000         $  10.000
12/31/94                $  10.134                 $  10.172         $  10.115
12/31/95                $  13.652                 $  13.783         $  10.372
12/31/96                $  13.487                 $  13.598         $  10.716
12/31/97                $  15.189                 $  15.396         $  10.899
12/31/98                $  17.372                 $  17.702         $  11.074
12/31/99                $  16.015                 $  16.385         $  11.372
12/31/2000              $  18.517                 $  19.156         $  11.757
12/31/2001              $  20.013                 $  21.088         $  11.939
12/31/2002              $  22.613                 $  23.765         $  12.223
12/31/2003              $  23.053                 $  24.322         $  12.453
6/30/2004               $  22.933                 $  24.318         $  12.818

On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1994 through June 30, 2004, assuming reinvestment of distributions, if any.

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year        -3.98%
Five year        8.34%
Ten year         9.91%

(Thousands)

               MATURING GOVERNMENT BOND 2010  RYAN LABS
                          PORTFOLIO             INDEX          CPI
6/30/94                  $   10.000           $   10.000    $   10.000
12/31/94                 $   10.242           $   10.310    $   10.115
12/31/95                 $   14.464           $   14.859    $   10.372
12/31/96                 $   13.970           $   14.410    $   10.716
12/31/97                 $   16.465           $   16.871    $   10.899
12/31/98                 $   18.817           $   19.543    $   11.074
12/31/99                 $   16.646           $   17.323    $   11.372
12/31/2000               $   20.201           $   21.444    $   11.757
12/31/2001               $   21.204           $   22.097    $   11.939
12/31/2002               $   25.202           $   26.275    $   12.223
12/31/2003               $   25.896           $   27.125    $   12.453
6/30/2004                $   25.733           $   27.013    $   12.818

On the chart above you can see how the Maturing Government Bond 2010 Portfolio's total return compared to the Ryan Labs, Inc. September 2010 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1994 through June 30, 2004, assuming reinvestment of distributions, if any.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**Ryan Labs, Inc. September 2006 and 2010 Index of U.S. Treasury Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 2006 and 2010, respectively.

INTERNATIONAL BOND PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF EDWARD DOVE]
EDWARD DOVE
JULIUS BAER INVESTMENT MANAGEMENT INC.

The International Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by foreign issuers. While Advantus Capital Management, Inc. acts as the investment adviser for the portfolio, Julius Baer Investment Management Inc. provides investment advice to the International Bond Portfolio under a sub-advisory agreement. Investment risks associated with international investing include, in addition to other risks, currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

PERFORMANCE

The International Bond Portfolio returned -2.25 percent* for the six-month period ended June 30, 2004. This compares to the Portfolio's benchmark, the Salomon Brothers Non-US World Government Bond Index** which returned -1.86 percent for the same period.

PERFORMANCE ANALYSIS

The first half of 2004 was a poor one for all bond markets; local returns were negative in April and May, and broadly flat in June. The weakness in all markets was driven primarily by the US due to the very strong US employment reports in March and April. These reports prompted the markets to aggressively price in Fed rate hikes. By mid June, the euro-dollar futures strip had priced in a Fed funds rate of 2.5 percent by year-end. Other data in the US was also generally strong. All markets experienced higher yields in the first half, as the implications of stronger US growth were factored into the global equation. Of non-US markets, the worst performers tended to be those with the best growth prospects where central banks were deemed to have the most work to do in normalizing interest rates--for example Canada.

The Australian market was the best performing major market in the first half. The Australia rate cycle is somewhat more advanced than in the US--the RBA, having raised rates earlier--and rates there are perceived to be on hold for the time being.

Major currencies exhibited no real trends during the first half. The dollar was boosted initially by the prospect of higher interest rates in the US, but funding issues continued to weigh on the greenback. Where trends did exist in foreign exchange markets it tended to be where higher yielding currencies underperformed lower yielding ones. The Aussie dollar for example was a poor performer in the first half.

OUTLOOK

Bond markets have been trading with a slightly better tone in the past few weeks--in spite of the fact that the US raised interest rates for the first time in over four years. Slightly softer data in the U.S. has helped all markets. However, our bias is to remain short duration as we think the global growth will remain strong and inflation risks are beginning to surface in some economies.

In terms of specific markets: we currently like markets of those countries where growth has been strong, leverage in the personal sector is high and central banks have been more proactive in raising rates. The two favorites in this regard are the UK and New Zealand. Both the Bank of England and New Zealand's RBNZ have begun to raise rates early and both the economies are running with record amounts of personal sector debt--meaning higher rates will have a larger impact than in the past. Evidence is so far tentative for any slowdown in either economy, but we expect it to become a feature in the months ahead.

The Japanese market is also beginning to look more interesting, having performed very poorly in recent months. The spread of Japanese Government Bonds is close to a 5-year low against other major markets and while the economy is doing well, we do not think the authorities in Japan are close to raising interest rates. Inflation remains solidly in negative territory. We are currently neutral Japanese Government Bonds but would consider going underweight if signs begin to emerge that the rapid recent pace of growth is beginning to fade.

In currencies, we continue to see value in a number of currencies against the euro. Our current favorites are the Canadian and Aussie dollars, Swedish Krone, Polish Zloty, and Mexican Peso. We are neutral on the yen. While acknowledging the good cyclical recovery in Japan, we are not convinced that the various structural issues--especially concerning the banking sector--have been adequately dealt with. We are also aware that investors are very long the yen and this makes it vulnerable to any setback in Japan sentiment.

TEN LARGEST BOND HOLDINGS

                                                                  MARKET        % OF BOND
SECURITY DESCRIPTION                                               VALUE        PORTFOLIO
--------------------                                           ------------     ---------
Deutsche Bundesrepublik (Euro)--
4.750%, 07/04/08                                               $  6,593,257        11.3%
United Kingdom Treasury
(British Sterling Pound)--
5.000%, 09/07/14                                                  6,076,085        10.4%
Development Bank of Japan
(Japanese Yen)--1.600%, 02/20/14                                  3,120,006         5.4%
European Investment Bank (Euro)--
4.875%, 04/15/06                                                  2,966,536         5.1%
Quebec Province (Japanese Yen)--
1.600%, 06/09/13                                                  2,899,614         5.0%
Oesterreichische Kontrollbank AG
(Japanese Yen)--1.800%, 03/22/10                                  2,877,577         4.9%
Landwirtsch Rentenbank
(Japanese Yen)--1.375%, 04/25/13                                  2,704,744         4.6%
United Kingdom Treasury
(British Sterling Pound)--
8.000%, 12/07/15                                                  2,408,414         4.1%
Deutsche Bundesrepublik (Euro)--
4.500%, 07/04/09                                                  2,404,286         4.1%
Italy Government International Bond
(Japanese Yen)--1.800%, 02/23/10                                  2,386,473         4.1%
                                                               ------------        ----
                                                               $ 34,436,992        59.0%
                                                               ============        ====

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL BOND PORTFOLIO,
              SALOMON BROTHERS NON-U.S.WORLD GOVERNMENT BOND INDEX
                            AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year                        6.33%
Five year                       6.88%
Since inception (10/1/1997)     6.03%

(Thousands)

                     INTERNATIONAL BOND    SALOMON BROTHERS NON-US
                         PORTFOLIO       WORLD GOVERNMENT BOND INDEX       CPI
10/1/97                 $    10.000             $    10.000           $    10.000
12/31/97                $    10.008             $     9.645           $    10.006
12/31/98                $    11.626             $    11.631           $    10.167
12/31/99                $    10.719             $    10.785           $    10.440
12/31/2000              $    10.870             $    10.501           $    10.794
12/31/2001              $    10.706             $    10.129           $    10.962
12/31/2002              $    12.627             $    12.357           $    11.222
12/31/2003              $    15.185             $    14.644           $    11.433
6/30/2004               $    14.843             $    14.372           $    11.768

On the chart above you can see how the International Bond Portfolio's total return compared to the Salomon Brothers Non U.S. World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the International Bond Portfolio (October 1, 1997) through June 30, 2004, assuming reinvestment of distributions, if any.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Salomon Brothers Non U.S. World Government Bond Index is a market value-weighted index of government debt securities issued by eleven different nations: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain and the United Kingdom. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

INDEX 400 MID-CAP PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF JAMES SEIFERT]
JAMES SEIFERT,
PORTFOLIO MANAGER

The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400)+. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy.

PERFORMANCE

The Index 400 Mid-Cap Portfolio posted a return of 5.78 percent* for the six-month period ended June 30, 2004. This compares to the S&P 400 MidCap Index** return of 6.08 percent for the same period.

PERFORMANCE ANALYSIS

Ten of the eleven sectors ended the period with positive returns. Consumer cyclical names led with a 1.46 percent contribution on a sector return of 7.91 percent. The energy sector followed with a 1.17 percent contribution on a sector return of 17.93 percent. The technology sector was the only sector ending the period with a negative return -2.7 percent and contribution -0.38 percent. In previous periods, smaller capitalized names outperformed larger sized companies. However, during this six month period the contribution leadership was mixed across all size companies.

The net return of the portfolio lags the performance of the index as a result of advisory fees and other expenses.***

OUTLOOK

Advantus believes leading indicators for economic growth will remain positive through the rest of the year. We expect increased capital spending and higher levels of employment will contribute to sustained economic growth through the end of 2004 and into 2005. We also expect corporate profit margins to continue to remain strong in the near term, based on increasing productivity and a lack of pressure on wages. With this view of moderate growth and a gradually rising interest rate environment, we believe that both equity and fixed income markets will generate positive returns over the next few quarters.

TEN LARGEST STOCK HOLDINGS

                                                              MARKET     % OF STOCK
SECURITY DESCRIPTION                            SHARES         VALUE      PORTFOLIO
--------------------                           --------     -----------  ----------
Gilead Sciences, Inc.                            15,131     $ 1,013,777       1.4%
Washington Post                                     745         692,857       1.0%
Coach, Inc.                                      13,285         600,349       0.8%
XTO Energy, Inc.                                 18,266         544,144       0.8%
Tyson Foods, Inc.                                24,866         520,943       0.7%
L-3 Communications Holdings, Inc.                 7,483         499,864       0.7%
Lennar Corporation                               11,017         492,680       0.7%
Murphy Oil Corporation                            6,493         478,534       0.7%
Sovereign Bancorp, Inc.                          21,636         478,156       0.7%
National Commerce
Financial Corporation                            14,404         468,130       0.7%
                                                            -----------       ---
                                                            $ 5,789,434       8.0%
                                                            ===========       ===

[CHART]

SECTOR DIVERSIFICATION***

Basic Materials                         (3.9%)
Capital Goods                           (6.7%)
Communication Services                  (2.3%)
Consumer Cyclical                      (16.7%)
Consumer Staples                        (8.8%)
Energy                                  (6.9%)
Financial                              (18.0%)
Health Care                            (10.8%)
Technology                             (13.4%)
Transportation                          (1.9%)
Utilities                               (6.2%)
S&P Depository Receipts                 (0.5%)
Cash and Other Assets/Liabilities       (3.9%)

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 400 MID-CAP PORTFOLIO,
                  S&P 400 MIDCAP INDEX AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year                       27.07%
Five year                       8.33%
Since inception (10 /1/97)      9.81%

(Thousands)

                 INDEX 400 MID-CAP    S&P 400 MIDCAP
                      PORTFOLIO            INDEX            CPI
10/1/97              $   10.000         $   10.000      $   10.000
12/31/97             $   10.006         $   10.052      $   10.006
12/31/98             $   11.675         $   11.971      $   10.167
12/31/99             $   13.539         $   13.736      $   10.440
12/31/2000           $   15.712         $   16.142      $   10.794
12/31/2001           $   15.544         $   16.045      $   10.962
12/31/2002           $   13.207         $   13.718      $   11.222
12/31/2003           $   17.775         $   18.604      $   11.433
6/30/2004            $   18.802         $   19.736      $   11.768

On the chart above you can see how the Index 400 Mid-Cap Portfolio's total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Index 400 Mid-Cap Portfolio (October 1, 1997) through June 30, 2004, assuming reinvestment of distributions, if any.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.
+ "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
This sub-account seeks investment results that generally correspond to the index from which it takes its name. You cannot invest directly into an index. ***Composition is as of June 30, 2004.

REAL ESTATE SECURITIES PORTFOLIO

PERFORMANCE UPDATE

[PHOTO OF JOE BETLEJ]
JOE BETLEJ, CFA
PORTFOLIO MANAGER

The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate and real estate-related industry. Investment risks associated with investing in the Real Estate Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

PERFORMANCE

The Real Estate Securities Portfolio earned a total return of 5.83 percent* for the six-month period ended June 30, 2004. The Portfolio's performance compares to the Dow Jones Wilshire Real Estate Securities Index (DJWRESI)**, which provided a return of 6.94 percent over the same period.

PERFORMANCE ANALYSIS

The market for real estate securities provided plenty of volatility over the last six months. During the first quarter of 2004, real estate stocks continued their strong performance, as evidenced by the portfolio's benchmark DJWRESI delivering a total return of 12.10 percent for the quarter. In fact, on April 1 an all-time high was set for the index. After 14 straight months of positive performance, the index finally corrected. The DJWRESI corrected 13.9 percent in April, delivered a positive 7.6 percent in May, followed by a 3.0 percent return in June, resulting in negative total return of 4.6 percent for the second quarter. Much of the correction can be attributed to a reversal of high valuations on the sector at the end of the first quarter and concerns about the potential impact of higher interest rates for these stocks. During the quarter, investors sold the first quarter's best performing stocks--retail and healthcare, primarily--despite continued strong fundamentals in these groups. Rotation to apartment companies occurred as investors felt that higher interest rates would benefit occupancies in this property type.

The portfolio was positioned with a strong weight in hotel companies in the first quarter of 2004 to take advantage of positive operating results that resulted from the trend toward increased business travel. This move benefited performance in the second quarter. The portfolio's slight bias to smaller capitalization real estate companies also helped, as the increased volatility during the period was more detrimental to larger companies. Increasing interest rates hurt the portfolio as rate sensitive groups, including homebuilders, net lease and mortgage companies trailed in performance. The market's sector rotation into apartment companies also hurt performance due to the portfolio's underweight relative to its benchmark index.***

OUTLOOK

We believe rising interest rates will continue to impact real estate stocks, similar to the broader equity market but below that of the bond market. We feel that much of this effect has been priced into real estate stocks today. As with other equity opportunities, we believe that the Fed's posture towards future rate hikes, political uncertainty and war/terrorism concerns should keep returns moderate in the near future. We expect that later in 2004 more normalized market activity will resume. We feel that real estate stocks, due to rebounding fundamentals in most real estate property types and increasing cash flow at the property level, should provide competitive total returns over the near term.

We anticipate performance in the second half of the year may be driven by higher quality growth names that have adequate capital capacity and market connections to allow them to buy quality assets ahead of the rebound in occupancy and rents. We expect that property-type rotation may be less pronounced in the second half of the year. We expect the strength in apartments exhibited in the quarter may lose steam as investors recognize earnings growth prospects in the face of new construction starts. The exception may be increased interest in office companies if job growth continues at a strong pace.

TEN LARGEST STOCK HOLDINGS

                                                              MARKET     % OF STOCK
SECURITY DESCRIPTION                          SHARES           VALUE      PORTFOLIO
--------------------                          ------       ------------  ----------
Prologis                                      117,500      $  3,868,100      6.2%
Developers Diversified
Realty Corporation                             77,100         2,727,027      4.4%
General Growth Properties, Inc.                90,500         2,676,085      4.3%
The Mills Corporation                          56,500         2,638,550      4.3%
The Rouse Company                              45,600         2,166,000      3.5%
Equity Residential                             71,500         2,125,695      3.4%
Starwood Hotels &
Resorts Worldwide, Inc.                        46,500         2,085,525      3.4%
Brookfield Properties Company                  71,500         2,055,625      3.3%
Hilton Hotels Corporation                     108,500         2,024,610      3.3%
Simon Property Group, Inc.                     34,100         1,753,422      2.8%
                                                           ------------     ----
                                                           $ 24,120,639     38.9%
                                                           ============     ====

[CHART]

SECTOR DIVERSIFICATION***

Consumer Cyclical (Lodging-Hotel)                       (7.6%)
Construction                                            (0.6%)
Finance-Diversified                                     (0.8%)
Financial (Lodging-Hotel)                               (3.3%)
Real Estate                                             (4.8%)
Real Estate Investment Trust-Apartments                (11.9%)
Real Estate Investment Trust-Diversified                (5.0%)
Real Estate Investment Trust-Health Care                (3.0%)
Real Estate Investment Trust-Hotels                     (4.7%)
Real Estate Investment Trust-Manufactured Housing       (1.6%)
Real Estate Investment Trust-Office Property           (16.6%)
Real Estate Investment Trust-Regional Mall             (18.7%)
Real Estate Investment Trust-Shopping Centers           (1.7%)
Real Estate Investment Trust-Shopping Retail            (8.9%)
Real Estate Investment Trust-Warehouse/Industrial       (9.4%)
Cash and Other Assets/Liabilities                       (1.4%)

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
     A HYPOTHETICAL $10,000 INVESTMENT IN REAL ESTATE SECURITIES PORTFOLIO, DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year                        31.08%
Five year                       16.50%
Since inception (5/1/98)        10.78%

(Thousands)

              REAL ESTATE SECURITIES  DOW JONES WILSHIRE REAL ESTATE
                     PORTFOLIO                SECURITIES INDEX             CPI
5/1/98              $    10.000                 $    10.000           $    10.000
12/31/98            $     8.510                 $     8.568           $    10.086
12/31/99            $     8.179                 $     8.294           $    10.357
12/31/2000          $    10.274                 $    10.843           $    10.708
12/31/2001          $    11.305                 $    11.964           $    10.874
12/31/2002          $    12.092                 $    12.278           $    11.132
12/31/2003          $    17.196                 $    16.829           $    11.342
6/30/2004           $    18.198                 $    17.997           $    11.674

On the chart above you can see how the Real Estate Securities Portfolio's total return compared to the Dow Jones Wilshire Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through June 30, 2004, assuming reinvestment of distributions, if any.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Dow Jones Wilshire Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).
***Composition is as of June 30, 2004.

BOND PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 2004
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                                             MARKET
PRINCIPAL                                                                         COUPON     MATURITY       VALUE(a)
---------                                                                         ------     --------   ---------------
LONG-TERM DEBT SECURITIES (97.5%)
   GOVERNMENT OBLIGATIONS (46.1%)
     U.S. Government and Agencies Obligations (45.5%)
     Federal Home Loan Mortgage Corporation (FHLMC) (8.2%)
$  2,000,000                                                                       2.500%    12/04/06   $     1,965,858
   2,750,000                                                                       4.375%    02/04/10         2,717,674
   3,500,000                                                                       4.500%    07/15/13         3,348,170
   4,500,000                                                                       5.500%    07/15/06         4,709,164
   1,215,764                                                                       5.500%    12/01/17         1,248,112
   7,331,806                                                                       5.500%    05/01/34         7,326,023
   1,360,257                                                                       6.000%    09/01/32         1,396,966
     704,185                                                                       6.500%    09/01/32           738,901
                                                                                                        ---------------
                                                                                                             23,450,868
                                                                                                        ---------------
     Federal National Mortgage Association (FNMA) (30.3%)
   3,000,000                                                                       3.500%    01/28/08         2,957,445
     439,589                                                                       5.000%    05/01/18           441,952
     874,725                                                                       5.000%    06/01/18           878,837
   1,848,602                                                                       5.000%    07/01/18         1,857,653
   1,981,222                                                                       5.000%    08/01/33         1,920,111
   1,149,459                                                                       5.000%    11/01/33         1,114,003
   3,191,952                                                                       5.000%    05/01/34         3,087,056
   2,900,000                                                                       5.125%    01/02/14         2,822,178
     353,833                                                                       5.500%    09/01/17           363,861
   1,418,860                                                                       5.500%    02/01/18         1,458,222
   5,231,643                                                                       5.500%    04/01/33         5,226,864
   2,108,844                                                                       5.500%    05/01/33         2,107,026
   5,872,531                                                                       5.500%    03/01/34         5,858,264
  10,428,431                                                                       5.500%    04/01/34        10,401,211
   1,929,154                                                                       6.000%    09/01/17         2,018,180
   4,053,229                                                                       6.000%    10/01/32         4,154,285
   2,777,208                                                                       6.000%    11/01/32         2,846,570
   4,879,361                                                                       6.000%    03/01/33         5,000,171
   2,345,747                                                                       6.000%    03/01/34         2,397,675
   1,637,975                                                                       6.437%    01/01/08         1,735,337
   1,157,401                                                                       6.500%    12/01/31         1,208,988
     304,616                                                                       6.500%    02/01/32           319,950
   1,794,683                                                                       6.500%    04/01/32         1,881,402
     711,086                                                                       6.500%    05/01/32           746,875
   1,375,762                                                                       6.500%    07/01/32         1,443,453
   1,820,080                                                                       6.500%    08/01/32         1,901,246
   6,366,443                                                                       6.500%    09/01/32         6,644,954
   1,527,275                                                                       6.500%    10/01/32         1,595,344
   1,233,018                                                                       7.000%    07/01/31         1,315,306
   1,736,557                                                                       7.000%    09/01/31         1,851,631
   1,977,617                                                                       7.000%    11/01/31         2,101,192
   2,063,116                                                                       7.000%    02/01/32         2,198,079
     273,573                                                                       7.000%    03/01/32           291,469
   2,270,128                                                                       7.000%    06/01/32         2,412,969
   1,099,216                                                                       7.000%    07/01/32         1,167,010
     899,806                                                                       7.500%    04/01/31           972,821

              See accompanying notes to investments in securities.

                                                                                                             MARKET
PRINCIPAL                                                                         COUPON     MATURITY       VALUE(a)
---------                                                                         ------     --------   ---------------
   GOVERNMENT OBLIGATIONS--CONTINUED
$    408,787                                                                       7.500%    05/01/31   $       441,999
                                                                                                        ---------------
                                                                                                             87,141,589
                                                                                                        ---------------
     Government National Mortgage Association (GNMA) (--)
      25,614                                                                       8.500%    10/15/22            28,509
      13,826                                                                       8.500%    12/15/22            15,388
                                                                                                        ---------------
                                                                                                                 43,897
                                                                                                        ---------------
     U.S. Treasury (7.0%)
   4,200,000   Note                                                                1.875%    01/31/06         4,159,970
   4,145,175   Inflationary Index Bond (i)                                         1.875%    07/15/13         4,094,819
     150,000   Note                                                                2.250%    02/15/07           147,076
   3,925,000   Note                                                                3.875%    05/15/09         3,938,184
     650,000   Note                                                                4.000%    02/15/14           619,481
   4,550,000   Note                                                                5.375%    02/15/31         4,588,925
   2,475,000   Note                                                                6.125%    11/15/27         2,712,155
                                                                                                        ---------------
                                                                                                             20,260,610
                                                                                                        ---------------
               Total U.S. government and agencies obligations (cost: $131,345,022)                          130,896,964
                                                                                                        ---------------
   OTHER GOVERNMENT OBLIGATIONS (.6%)
     Provincial or Local Government Obligations (.6%)
   1,500,000   Province of Quebec (b)                                              7.000%    01/30/07         1,631,451
                                                                                                        ---------------
               Total other government obligations (cost: $1,644,931)                                          1,631,451
                                                                                                        ---------------
               Total government obligations (cost: $132,989,953)                                            132,528,415
                                                                                                        ---------------
CORPORATE OBLIGATIONS (51.4%)
   BASIC MATERIALS (.8%)
     Agriculture Products (.8%)
   2,250,000   Cargill, Inc.-144A Issue (f)                                        6.375%    06/01/12         2,414,003
                                                                                                        ---------------
   CAPITAL GOODS (.9%)
     Auto (.3%)
     811,569   MMCA Automobile Trust                                               4.560%    11/16/09           812,849
                                                                                                        ---------------
     Manufacturing (.6%)
   1,750,000   Tyco International Group SA (b)                                     6.000%    11/15/13         1,799,021
                                                                                                        ---------------
   COMMERCIAL MORTGAGE BACKED SECURITIES (2.7%)
   2,000,000   Credit Suisse First Boston Mortgage Securities
                 Corporation                                                       4.900%    12/15/36         1,940,909
   2,000,000   Credit Suisse First Boston Mortgage Securities
                 Corporation                                                       5.137%    08/15/36         1,979,512
   2,000,000   First Union - Chase Commercial Mortgage                             7.062%    06/15/31         2,182,014
   1,575,000   Hilton Hotel Pool Trust-144A Issue (f)                              7.458%    10/03/15         1,733,034
                                                                                                        ---------------
                                                                                                              7,835,469
                                                                                                        ---------------
   COMMUNICATION SERVICES (3.1%)
     Broadcasting (1.4%)
   2,500,000   Comcast Corporation                                                 5.300%    01/15/14         2,406,448
   1,500,000   Cox Communications, Inc.                                            5.500%    10/01/15         1,442,734
                                                                                                        ---------------
                                                                                                              3,849,182
                                                                                                        ---------------

              See accompanying notes to investments in securities.

                                                                                                             MARKET
PRINCIPAL                                                                         COUPON     MATURITY       VALUE(a)
---------                                                                         ------     --------   ---------------
   COMMUNICATION SERVICES--CONTINUED
     Cellular (.8%)
$  2,450,000   US Cellular Corporation                                             6.700%    12/15/33   $     2,316,865
                                                                                                        ---------------
     Telecommunication (.9%)
   2,300,000   Sprint Capital Corporation                                          8.375%    03/15/12         2,643,457
                                                                                                        ---------------
   CONSUMER CYCLICAL (3.4%)
     Building Materials (.6%)
     850,000   CRH America, Inc.                                                   5.300%    10/15/13           833,473
     850,000   CRH America, Inc.                                                   6.400%    10/15/33           848,777
                                                                                                        ---------------
                                                                                                              1,682,250
                                                                                                        ---------------
     Commercial Finance (1.8%)
   2,425,000   PHH Corporation                                                     7.125%    03/01/13         2,648,350
   2,400,000   WPP Finance Corporation-144A Issue (b) (f)                          5.875%    06/15/14         2,409,833
                                                                                                        ---------------
                                                                                                              5,058,183
                                                                                                        ---------------
     Textiles (1.0%)
   2,850,000   Mohawk Industries, Inc.                                             6.500%    04/15/07         3,041,010
                                                                                                        ---------------
   CONSUMER STAPLES (1.5%)
     Beverage (1.1%)
   1,500,000   Miller Brewing Company-144A Issue (f)                               5.500%    08/15/13         1,505,235
   1,600,000   SABMiller PLC-144A Issue (b) (f)                                    6.625%    08/15/33         1,671,027
                                                                                                        ---------------
                                                                                                              3,176,262
                                                                                                        ---------------
     Printing and Publishing (.4%)
   1,100,000   RR Donnelley & Sons Company-144A Issue (f)                          3.750%    04/01/09         1,062,800
                                                                                                        ---------------
   ENERGY (2.1%)
     Oil & Gas (2.1%)
   2,500,000   Husky Energy, Inc. (b)                                              6.250%    06/15/12         2,624,642
   1,650,000   Magellan Midstream Partners                                         6.450%    06/01/14         1,657,412
   1,700,000   Valero Logistics Operations LP                                      6.050%    03/15/13         1,740,168
                                                                                                        ---------------
                                                                                                              6,022,222
                                                                                                        ---------------
   FINANCIAL (31.0%)
     Asset-Backed Securities (6.6%)
     319,850   Associates Manufactured Housing Pass Through
                 Certificates                                                      6.900%    06/15/27           329,509
   1,900,000   Associates Manufactured Housing Pass Through
                 Certificates                                                      7.725%    06/15/28         2,003,858
   2,650,000   Capital One Multi-Asset Execution Trust                             6.000%    08/15/13         2,730,931
   1,250,000   Fortress CBO Investments I, Ltd.-144A Issue (b) (e)                 7.850%    07/25/38         1,358,125
   1,854,838   Green Tree Financial Corporation                                    6.400%    10/15/18         1,916,224
   1,117,668   Green Tree Financial Corporation                                    7.350%    05/15/27         1,181,019
     461,225   Green Tree Financial Corporation                                    8.900%    04/15/25           473,215
   3,550,000   Metropolitan Asset Funding, Inc.-144A Issue (f)                     7.525%    04/20/27         3,665,887
   1,016,537   Mid-State Trust                                                     7.400%    07/01/35         1,062,317
     862,866   National Collegiate Trust                                           7.240%    09/20/14           847,568
   1,896,542   Oakwood Mortgage Investors, Inc. (g)                                8.100%    08/15/26         1,996,412
   1,500,000   Origen Manufactured Housing                                         5.700%    01/15/35         1,422,145
                                                                                                        ---------------
                                                                                                             18,987,210
                                                                                                        ---------------

              See accompanying notes to investments in securities.

                                                                                                             MARKET
PRINCIPAL                                                                         COUPON     MATURITY       VALUE(a)
---------                                                                         ------     --------   ---------------
   FINANCIAL--CONTINUED
     Auto Finance (.5%)
$  1,375,000   General Motors Acceptance Corporation                               6.125%    08/28/07   $     1,434,753
                                                                                                        ---------------
     Banks (.8%)
   2,100,000   Wells Fargo Bank NA                                                 7.550%    06/21/10         2,417,352
                                                                                                        ---------------
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds (4.4%)
      57,000   Banco Hipotecario Nacional-144A Issue (b) (e) (k)                   7.916%    07/25/09             2,850
   2,350,000   Bear Stearns Commercial Mortgage-
                 144A Issue (f) (j)                                                5.611%    05/14/16         2,358,079
     629,941   CitiCorp Mortgage Securities, Inc.                                  6.750%    03/25/25           660,166
     854,635   Credit Suisse First Boston Mortgage
                 Securities Corporation                                            6.000%    11/25/18           878,939
   1,213,627   Mellon Residential Funding Corporation                              6.750%    06/26/28         1,212,258
   1,300,000   Morgan Stanley Dean Witter Capital-144A Issue (f)                   6.321%    07/11/11         1,370,871
   2,029,168   Nationsbanc Montgomery Funding Corporation                          6.000%    11/25/13         2,064,356
      24,914   Paine Webber Mortgage Acceptance
                 Corporation-144A Issue (c) (f)                                    6.446%    05/29/14            24,884
   4,000,000   Wachovia Bank Commercial Mortgage Trust (c) (j)                     5.412%    07/15/41         3,982,500
                                                                                                        ---------------
                                                                                                             12,554,903
                                                                                                        ---------------
     Commercial Mortgage-Backed Securities (6.2%)
     782,606   277 Park Avenue Finance Corporation-
                 144A Issue (f)                                                    7.580%    05/12/12           852,811
   2,400,000   277 Park Avenue Finance Corporation-
                 144A Issue (f)                                                    7.680%    05/12/12         2,635,040
          --   Asset Securitization Corporation (c) (h)                            2.172%    08/13/29           297,510
          --   Asset Securitization Corporation-144A
                 Issue (c) (f) (h)                                                 1.681%    10/13/26           932,451
   2,250,000   Asset Securtization Corporation (c)                                 7.639%    11/13/29         2,444,788
   1,750,000   Credit Suisse First Boston Mortgage Securities
                 Corporation                                                       4.750%    01/15/37         1,675,583
   2,500,000   Greenwich Capital Commercial Funding
                 Corporation                                                       4.915%    11/05/13         2,435,083
   1,500,000   GS Mortgage Securities Corporation II (c)                           7.242%    07/13/30         1,630,993
   2,000,000   Mortgage Capital Funding, Inc. (c)                                  7.290%    06/18/30         2,151,065
   2,500,000   Paine Webber Mortgage Acceptance Corporation-
                 144A Issue (f)                                                    7.655%    01/02/12         2,689,294
                                                                                                        ---------------
                                                                                                             17,744,618
                                                                                                        ---------------
     Consumer Finance (.9%)
   2,500,000   Household Finance Corporation (c)                                   2.610%    12/16/04         2,517,290
                                                                                                        ---------------
     Finance  Diversified (5.5%)
   2,115,762   500 Grant Street Associates-144A Issue (e)                          2.593%    12/01/08         2,031,343
   2,000,000   Countrywide Home Loans, Inc.                                        2.875%    02/15/07         1,961,116
   1,750,000   Ford Motor Credit Company                                           7.375%    10/28/09         1,867,646
   2,100,000   Fund American Companies, Inc.                                       5.875%    05/15/13         2,095,529
   2,500,000   International Lease Finance Corporation                             4.350%    09/15/08         2,494,462
   2,000,000   Principal Life Global Funding I-144A Issue (f)                      6.250%    02/15/12         2,136,086
   2,800,000   St. George Funding Company
                 LLC-144A Issue (b) (c) (e)                                        8.485%    12/29/49         3,172,145
                                                                                                        ---------------
                                                                                                             15,758,327
                                                                                                        ---------------

              See accompanying notes to investments in securities.

                                                                                                             MARKET
PRINCIPAL                                                                         COUPON     MATURITY       VALUE(a)
---------                                                                         ------     --------   ---------------
   FINANCIAL--CONTINUED
     Insurance (2.3%)
$    900,000   Assurant, Inc.                                                      5.625%    02/15/14   $       883,619
   1,150,000   Assurant, Inc.                                                      6.750%    02/15/34         1,138,058
   2,800,000   Stancorp Financial Group, Inc.                                      6.875%    10/01/12         2,984,097
   1,700,000   Western & Southern Finance Group, Inc.-
                 144A Issue (f)                                                    5.750%    07/15/33         1,536,489
                                                                                                        ---------------
                                                                                                              6,542,263
                                                                                                        ---------------
     Investment Bankers/Brokers (1.5%)
   1,600,000   Goldman Sachs Group, Inc.                                           6.345%    02/15/34         1,502,517
   2,500,000   Morgan Stanley                                                      6.750%    04/15/11         2,739,672
                                                                                                        ---------------
                                                                                                              4,242,189
                                                                                                        ---------------
     Real Estate Investment Trust -- Diversified (1.0%)
   2,800,000   Vornado Realty LP                                                   5.625%    06/15/07         2,962,182
                                                                                                        ---------------
     Real Estate Investment Trust -- Health Care (.6%)
   2,000,000   Healthcare Realty Trust, Inc.                                       5.125%    04/01/14         1,861,330
                                                                                                        ---------------
     Real Estate Investment Trust -- Shopping Centers (.7%)
   1,900,000   Pan Pacific Retail Properties, Inc.                                 4.700%    06/01/13         1,750,333
     300,000   Weingarten Realty Investors                                         7.220%    06/01/05           312,248
                                                                                                        ---------------
                                                                                                              2,062,581
                                                                                                        ---------------
   HEALTH CARE (.5%)
     Medical Products/Supplies (.5%)
   1,375,000   Boston Scientific                                                   5.450%    06/15/14         1,383,386
                                                                                                        ---------------
   RESIDENTIAL CMOS (.2%)
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds (.2%)
     230,955   BlackRock Capital Finance LP-144A Issue (f)                         7.750%    09/25/26           241,262
     352,171   Sequoia Mortgage Funding Company-
                 144A Issue (f)                                                    6.380%    08/28/31           351,224
                                                                                                        ---------------
                                                                                                                592,486
                                                                                                        ---------------
   TRANSPORTATION (1.1%)
     Railroads (1.1%)
   2,400,000   Norfolk Southern Corporation                                        9.000%    03/01/21         3,041,803
                                                                                                        ---------------
   UTILITIES (4.1%)
     Electric Companies (4.1%)
   1,250,000   Appalachian Power Company                                           4.800%    06/15/05         1,274,694
   2,250,000   Georgia Power Company                                               5.500%    12/01/05         2,335,329
   2,600,000   Oncor Electric Delivery Company                                     7.250%    01/15/33         2,882,844
   1,400,000   Pacific Gas & Electric Company                                      6.050%    03/01/34         1,316,779
   1,950,000   Pennsylvania Electric Company                                       5.125%    04/01/14         1,849,193
   2,200,000   Public Service Electric & Gas                                       5.375%    09/01/13         2,220,099
                                                                                                        ---------------
                                                                                                             11,878,938
                                                                                                        ---------------
               Total corporate obligations (cost: $147,390,668)                                             147,695,184
                                                                                                        ---------------
               Total long-term debt securities (cost: $280,380,621)                                         280,223,599
                                                                                                        ---------------

              See accompanying notes to investments in securities.

                                                                                                             MARKET
PRINCIPAL                                                                         COUPON     MATURITY       VALUE(a)
---------                                                                         ------     --------   ---------------
PREFERRED STOCKS
   FINANCIAL (1.0%)
     Real Estate Investment Trust -- Self Storage (.5%)
      65,000   Public Storage, Inc.                                                                     $     1,417,000
                                                                                                        ---------------
               Total convertible preferred stocks (cost: $1,625,000)                                          1,417,000
                                                                                                        ---------------
     Real Estate Investment Trust -- Warehouse/Industrial (.5%)
      70,000   PS Business Parks, Inc.                                                                        1,578,500
                                                                                                        ---------------
               Total preferred stocks (cost: $1,750,000)                                                      1,578,500
                                                                                                        ---------------
               Total convertible preferred and preferred stocks (cost: $3,675,000)                            2,995,500
                                                                                                        ---------------
SHORT-TERM SECURITIES (12.3%)
   SECURITY LENDING COLLATERAL (10.3%)
     Commercial Paper (5.5%)
   1,079,693   Concord Minutemen Capital Company (d)                               1.120%    08/06/04         1,081,120
   1,296,060   Corporate Asset Securities, Ltd. (d)                                1.310%    07/29/04         1,297,344
   1,080,125   CXC LLC (d)                                                         1.290%    07/27/04         1,081,120
   1,080,666   Gemini Securities Corporation (d)                                   1.300%    07/13/04         1,081,120
   1,067,963   Goldman Sachs Group, Inc. (d)                                       1.110%    07/01/04         1,081,120
   1,080,850   Jupiter Securities Corporation (d)                                  1.120%    07/08/04         1,081,120
   1,513,568   Legacy Capital LLC (d)                                              1.100%    07/01/04         1,513,568
   1,081,120   Lehman Brothers Holdings (d)                                        1.123%    07/01/04         1,081,120
   1,081,120   Liquid Funding, Ltd. (d)                                            1.070%    02/04/05         1,081,120
   1,080,893   Nieuw Amsterdam (d)                                                 1.100%    07/07/04         1,081,120
   1,080,861   Premium Asset Trust (d)                                             1.110%    07/01/04         1,081,120
   1,080,309   Regency Markets (d)                                                 1.300%    07/22/04         1,081,120
   1,080,385   Thames Asset Global Securities (d)                                  1.300%    07/20/04         1,081,120
   1,105,877   Ticonderoga Funding LLC (d)                                         1.320%    07/26/04         1,106,851
                                                                                                        ---------------
                                                                                                             15,810,083
                                                                                                        ---------------
     Corporate Note (.4%)
   1,189,327   Belford U.S. Capital Company                                        1.100%    08/09/04         1,189,232
                                                                                                        ---------------
     Repurchase Agreement (4.4%)
  12,555,513   Tri-Party Repurchase Agreement
                account 1.55%, due 07/01/04
                (Collateralized by Corporate Obligations
                dated 06/30/04; proceeds $12,555,513)                                                        12,555,513
                                                                                                        ---------------
               Total security lending collateral (cost: $29,534,328)                                         29,554,828
                                                                                                        ---------------
   INVESTMENT COMPANIES (2.0%)
      31,592   American AAdvantage Money Market Fund,
                 current rate 1.120%                                                                             31,592
     109,028   BlackRock Provident Institutional TempFund,
                 current rate 1.199%                                                                            109,028
   5,778,169   One Group Institutional Prime Money Market,
                 current rate 1.230%                                                                          5,778,169
                                                                                                        ---------------
               Total investment company securities (cost: $5,918,789)                                         5,918,789
                                                                                                        ---------------
               Total short-term securities (cost: $35,453,117)                                               35,473,617
                                                                                                        ---------------
               Total investments in securities (cost: $319,208,738) (l)                                 $   318,692,716
                                                                                                        ===============

              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 5.1% of net assets in foreign securities at June 30, 2004.
(c) Floating rate bond. The rate disclosed represents the rate in effect at June 30, 2004.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 5.5% of the Portfolio's net assets at June 30, 2004.
(e) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at June 30, 2004, which includes acquisition date and cost, is as follows:

                                                                                         ACQUISITION
     SECURITY:                                                                              DATE          COST
     ---------                                                                           -----------  ------------
     St. George Funding Company 144A Issue*                                               06/12/97    $  2,800,935
     Banco Hipotecario Nacional 144A Issue*                                               01/08/01         122,736
     Fortress CBO Investments I, Limited 144A Issue*                                       various       1,264,475
     500 Grant St Association 144A Issue*                                                 06/12/03       2,336,061
                                                                                                      ------------
                                                                                                      $  6,524,207
                                                                                                      ============

     *A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(f) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(g)  Represents a private placement security.
(h) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.
(i) U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(j) This security is being fair-valued according to procedures approved by the Board of Directors.
(k) Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.
(l) At June 30, 2004 the cost of securities for federal income tax purposes was $289,862,111. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                    $  4,296,360
     Gross unrealized depreciation                                                                      (5,020,583)
                                                                                                      ------------
     Net unrealized depreciation                                                                      $   (724,223)
                                                                                                      ============

              See accompanying notes to investments in securities.

                                                          MONEY MARKET PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                                   JUNE 30, 2004
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                                                             MARKET
PRINCIPAL                                                                          RATE      MATURITY       VALUE(a)
---------                                                                        -------     --------   ---------------
COMMERCIAL PAPER (49.1%)
   BASIC MATERIALS (3.9%)
     Agriculture Products (1.6%)
$  1,000,000   Archer-Daniels-Midland Company (b)                                  1.040%    07/13/04   $       999,653
     350,000   Archer-Daniels-Midland Company (b)                                  1.090%    08/10/04           349,576
                                                                                                        ---------------
                                                                                                              1,349,229
                                                                                                        ---------------
     Chemicals (2.3%)
   1,000,000   EI Du Pont De Nemours Company                                       1.200%    08/03/04           998,900
   1,000,000   EI Du Pont De Nemours Company                                       1.240%    08/19/04           998,312
                                                                                                        ---------------
                                                                                                              1,997,212
                                                                                                        ---------------
   COMMUNICATION SERVICES (2.3%)
     Telephone (2.3%)
   2,000,000   BellSouth Corporation (b)                                           1.050%    07/09/04         1,999,533
                                                                                                        ---------------
   CONSUMER CYCLICAL (11.5%)
     Hardware and Tools (2.3%)
   2,000,000   The Stanley Works (b)                                               1.340%    08/26/04         1,995,831
                                                                                                        ---------------
     Household Products (4.6%)
   2,000,000   Procter & Gamble Company (b)                                        1.240%    08/30/04         1,995,867
   2,000,000   Procter & Gamble Company (b)                                        1.420%    09/13/04         1,994,162
                                                                                                        ---------------
                                                                                                              3,990,029
                                                                                                        ---------------
     Publishing (2.3%)
   2,000,000   Gannett Company, Inc. (b)                                           1.020%    07/08/04         1,999,603
                                                                                                        ---------------
     Retail (2.3%)
   1,000,000   Wal-Mart Stores, Inc. (b)                                           1.090%    08/24/04           998,365
   1,000,000   Wal-Mart Stores, Inc. (b)                                           1.250%    07/27/04           999,097
                                                                                                        ---------------
                                                                                                              1,997,462
                                                                                                        ---------------
   CONSUMER STAPLES (16.1%)
     Beverage (6.9%)
   2,000,000   Anheuser-Busch Companies, Inc. (b)                                  1.525%    07/29/04         1,998,475
   2,000,000   Diageo Capital PLC (b)                                              1.230%    09/02/04         1,995,695
   2,000,000   The Coca-Cola Company                                               1.040%    07/19/04         1,998,960
                                                                                                        ---------------
                                                                                                              5,993,130
                                                                                                        ---------------
     Food (6.9%)
   1,000,000   Cargill, Inc. (b)                                                   1.060%    08/09/04           998,852
   1,000,000   Cargill, Inc. (b)                                                   1.470%    09/14/04           996,938
   1,000,000   Nestle Capital Corporation (b)                                      1.760%    12/13/04           991,933
   3,000,000   Nestle SA (b)                                                       0.990%    08/02/04         2,997,360
                                                                                                        ---------------
                                                                                                              5,985,083
                                                                                                        ---------------
     Household Products (2.3%)
   2,000,000   Fortune Brands, Inc. (b)                                            1.150%    07/26/04         1,998,403
                                                                                                        ---------------
   ENERGY (2.3%)
     Oil & Gas (2.3%)
   2,000,000   Total Capital (b)                                                   1.070%    07/30/04         1,998,284
                                                                                                        ---------------

              See accompanying notes to investments in securities.

                                                                                                             MARKET
PRINCIPAL                                                                          RATE      MATURITY       VALUE(a)
---------                                                                         ------     --------   ---------------
   FINANCIAL (5.0%)
     Commercial Finance (3.3%)
$    300,000   General Electric Capital Corporation                                1.050%    07/13/04   $       299,895
   1,500,000   General Electric Capital Corporation                                1.080%    08/03/04         1,498,515
   1,000,000   General Electric Capital Corporation                                1.200%    09/03/04           997,867
                                                                                                        ---------------
                                                                                                              2,796,277
                                                                                                        ---------------
     Consumer Finance (1.7%)
   1,500,000   AIG Sunamerica Global Financing II                                  1.035%    07/15/04         1,499,396
                                                                                                        ---------------
   HEALTH CARE (6.3%)
     Drugs (4.6%)
   2,000,000   Pfizer, Inc. (b)                                                    1.200%    08/11/04         1,997,268
   2,000,000   Pfizer, Inc. (b)                                                    1.280%    08/12/04         1,997,013
                                                                                                        ---------------
                                                                                                              3,994,281
                                                                                                        ---------------
     Medical Products/Supplies (1.7%)
   1,500,000   Medtronic, Inc. (b)                                                 1.240%    07/29/04         1,498,553
                                                                                                        ---------------
   TECHNOLOGY (1.7%)
     Computer Hardware (1.7%)
   1,500,000   IBM Corporation                                                     1.150%    07/22/04         1,498,994
                                                                                                        ---------------
               Total commercial paper (cost: $43,598,502)                                                    43,598,502
                                                                                                        ---------------
U.S. GOVERNMENT OBLIGATIONS (45.7%)
   DISCOUNT NOTE (44.0%)
   1,500,000   Federal Farm Credit Bank                                            1.150%    08/25/04         1,497,365
   2,000,000   Federal Home Loan Bank                                              1.030%    07/21/04         1,998,856
   2,000,000   Federal Home Loan Bank                                              1.035%    07/16/04         1,999,138
   1,500,000   Federal Home Loan Bank                                              1.055%    07/23/04         1,499,033
     300,000   Federal Home Loan Bank                                              1.120%    09/08/04           299,356
   1,379,000   Federal Home Loan Bank                                              1.210%    10/08/04         1,374,411
   1,000,000   Federal Home Loan Mortgage Corporation                              1.020%    07/06/04           999,858
   1,000,000   Federal Home Loan Mortgage Corporation                              1.020%    07/13/04           999,660
   1,200,000   Federal Home Loan Mortgage Corporation                              1.050%    07/27/04         1,199,090
   2,000,000   Federal Home Loan Mortgage Corporation                              1.135%    08/10/04         1,997,478
   2,500,000   Federal Home Loan Mortgage Corporation                              1.150%    08/17/04         2,496,247
   2,000,000   Federal Home Loan Mortgage Corporation                              1.170%    07/20/04         1,998,765
     300,000   Federal Home Loan Mortgage Corporation                              1.250%    12/15/04           298,260
   2,000,000   Federal National Mortgage Association                               1.025%    07/07/04         1,999,658
   2,500,000   Federal National Mortgage Association                               1.030%    08/05/04         2,497,497
   2,500,000   Federal National Mortgage Association                               1.040%    07/28/04         2,498,050
   1,000,000   Federal National Mortgage Association                               1.050%    08/11/04           998,804
   2,000,000   Federal National Mortgage Association                               1.065%    07/14/04         1,999,231
   2,000,000   Federal National Mortgage Association                               1.100%    08/04/04         1,997,922
   1,500,000   Federal National Mortgage Association                               1.115%    08/06/04         1,498,328
   1,500,000   Federal National Mortgage Association                               1.155%    08/18/04         1,497,690
     500,000   Federal National Mortgage Association                               1.240%    07/15/04           499,759
   2,000,000   Federal National Mortgage Association                               1.280%    08/13/04         1,996,942
   2,000,000   Federal National Mortgage Association                               1.440%    09/15/04         1,993,920
                                                                                                        ---------------
                                                                                                             38,135,318
                                                                                                        ---------------

              See accompanying notes to investments in securities.

                                                                                                             MARKET
PRINCIPAL                                                                          RATE      MATURITY       VALUE(a)
---------                                                                        -------     --------   ---------------
   U.S. TREASURY (1.7%)
$  1,500,000   U.S. Treasury Bill                                                  1.105%    08/12/04   $     1,498,066
                                                                                                        ---------------
               Total U.S. government obligations (cost: $39,633,384)                                         39,633,384
                                                                                                        ---------------

                                                                                  COUPON
                                                                                  ------
OTHER SHORT-TERM INVESTMENTS (3.6%)
     Electric Companies (1.2%)
   1,000,000   Alabama Power Company                                               7.125%    08/15/04         1,007,202
     Insurance (2.4%)
   2,000,000   American General Corporation                                        7.750%    04/01/05         2,096,105
                                                                                                        ---------------
               Total other short-term investments (cost: $3,103,307)                                          3,103,307
                                                                                                        ---------------

SHARES
------
INVESTMENT COMPANIES (2.2%)
   1,600,567   Wells Fargo & Company -- Cash Investment Fund,
                current rate 1.055%                                                                           1,600,567
     265,486   One Group Institutional Prime Money Market Fund,
                current rate 1.230%                                                                             265,486
                                                                                                        ---------------
               Total investment company securities (cost: $1,866,053)                                         1,866,053
                                                                                                        ---------------
               Total investments in securities (cost: $87,194,044) (c)                                  $    87,194,044
                                                                                                        ===============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 37.84% of the Portfolio's net assets as of June 30, 2004.
(c) Also represents the cost of securities for federal income tax purposes at June 30, 2004.

              See accompanying notes to investments in securities.

MORTGAGE SECURITIES PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 2004
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                                             MARKET
PRINCIPAL                                                                         COUPON     MATURITY       VALUE(a)
---------                                                                         ------     --------   ---------------
LONG-TERM DEBT SECURITIES (99.0%)
   GOVERNMENT OBLIGATIONS (60.1%)
     U.S. Government and Agencies Obligations (60.1%)
     Federal Home Loan Mortgage Corporation (FHLMC) (2.1%)
$  1,615,950                                                                       6.000%    09/01/32   $     1,659,560
   3,110,152                                                                       6.500%    09/01/32         3,263,478
                                                                                                        ---------------
                                                                                                              4,923,038
                                                                                                        ---------------
     Federal National Mortgage Association (FNMA) (56.0%)
   5,822,982                                                                       4.500%    10/01/33         5,453,738
   2,066,070                                                                       5.000%    05/01/18         2,077,174
  11,250,000   (h)                                                                 5.000%    07/01/33        10,863,281
   1,226,471                                                                       5.000%    08/01/33         1,188,640
   2,500,000   (h)                                                                 5.000%    08/01/33         2,406,250
  20,561,629                                                                       5.000%    11/01/33        19,927,396
   2,247,320                                                                       5.000%    05/01/34         2,173,467
   2,000,000   (h)                                                                 5.000%    07/01/34         1,937,500
   1,533,903                                                                       5.500%    02/01/18         1,576,456
   1,897,277                                                                       5.500%    01/01/23         1,922,054
   3,736,888                                                                       5.500%    04/01/33         3,733,474
     717,637                                                                       5.500%    05/01/33           717,018
   5,923,634                                                                       5.500%    03/01/34         5,916,220
   9,648,493                                                                       5.500%    04/01/34         9,623,993
   2,206,477                                                                       5.500%    05/01/34         2,203,425
   6,000,000   (h)                                                                 5.500%    07/01/34         5,970,000
   7,700,000   (h)                                                                 5.500%    07/01/34         7,661,500
     333,880                                                                       6.000%    09/01/32           342,056
   6,101,156                                                                       6.000%    10/01/32         6,253,165
   2,795,567                                                                       6.000%    11/01/32         2,865,161
   4,650,839                                                                       6.000%    03/01/33         4,765,706
   2,834,045                                                                       6.000%    03/01/34         2,896,783
   5,500,000   (h)                                                                 6.000%    07/01/34         5,613,438
   2,788,590                                                                       6.500%    12/01/31         2,912,881
   2,761,939                                                                       6.500%    02/01/32         2,900,968
   1,101,776                                                                       6.500%    04/01/32         1,155,013
     507,918                                                                       6.500%    05/01/32           533,482
   3,601,452                                                                       6.500%    07/01/32         3,774,166
     153,897                                                                       6.500%    09/01/32           160,359
   1,458,247                                                                       7.000%    09/01/31         1,549,399
     193,884                                                                       7.000%    11/01/31           205,999
   1,020,350                                                                       7.000%    02/01/32         1,087,098
   3,925,281                                                                       7.000%    03/01/32         4,182,066
   1,525,624                                                                       7.000%    06/01/32         1,621,619
   1,258,481                                                                       7.000%    06/25/32         1,330,059
     186,602                                                                       7.000%    07/01/32           198,342
     301,783                                                                       7.500%    04/01/31           326,271
     284,571   (c)                                                                 8.103%    12/25/15           294,362
                                                                                                        ---------------
                                                                                                            130,319,979
                                                                                                        ---------------

              See accompanying notes to investments in securities.

                                                                                                             MARKET
PRINCIPAL                                                                         COUPON     MATURITY       VALUE(a)
---------                                                                         ------     --------   ---------------
   GOVERNMENT OBLIGATIONS--CONTINUED
     Government National Mortgage Association (GNMA) (1.2%)
$       --     (c) (g)                                                             0.811%    03/16/42   $       978,061
        --     (c) (g)                                                             1.337%    07/16/40           979,080
        --     (c) (g)                                                             1.393%    02/16/11           813,574
                                                                                                        ---------------
                                                                                                              2,770,715
                                                                                                        ---------------
     State and Local Government Obligations (.6%)
   1,390,000   Pleasant Hill California                                            7.950%    09/20/15         1,449,575
                                                                                                        ---------------
     Vendee Mortgage Trust (.2%)
     344,103   Vendee Mortgage Trust                                               7.793%    02/15/25           370,428
                                                                                                        ---------------
               Total U.S. government and agencies obligations (cost: $140,212,910)                          139,833,735
                                                                                                        ---------------
   ASSET-BACKED SECURITIES (19.9%)
   2,200,000   Associates Manufactured Housing Pass Through
                 Certificates                                                      7.900%    03/15/27         2,327,194
   1,250,000   BankAmerica Manufactured Housing Contract
                 Trust                                                             7.015%    01/10/28         1,313,825
   5,291,000   BankAmerica Manufactured Housing Contract
                 Trust                                                             7.800%    10/10/26         5,650,246
   4,150,000   Fortress CBO Investments I, Ltd.-
                 144A Issue (b) (d)                                                7.850%    07/25/38         4,508,975
   1,327,168   Green Tree Financial Corporation                                    6.400%    10/15/18         1,371,091
     163,116   Green Tree Financial Corporation                                    7.050%    01/15/19           168,426
     350,000   Green Tree Financial Corporation                                    7.950%    08/15/25           377,639
     959,669   Green Tree Financial Corporation                                    8.300%    11/15/19         1,028,870
   1,193,426   Green Tree Financial Corporation                                    8.400%    06/15/19         1,269,281
   1,418,442   Green Tree Financial Corporation (j)                                9.100%    04/15/25         1,556,116
   1,835,486   GRMT Fairbanks Trust-144A Issue (c) (d)                             3.220%    06/20/32         1,819,288
   2,326,370   Lehman ABS Manufactured Housing Contract                            5.873%    05/15/22         2,397,012
     518,617   Metropolitan Asset Funding, Inc.-144A Issue (e)                     6.980%    05/20/12           518,226
     516,212   Metropolitan Asset Funding, Inc.-144A Issue (e)                     7.130%    06/20/12           515,785
   4,142,147   Mid-State Trust                                                     7.340%    07/01/35         4,346,090
   3,194,832   Mid-State Trust                                                     7.400%    07/01/35         3,338,711
   2,855,986   Mid-State Trust                                                     7.790%    07/01/35         3,039,001
   1,790,927   Oakwood Mortgage Investors, Inc.                                    7.375%    08/15/27         1,883,587
   2,088,831   Oakwood Mortgage Investors, Inc. (f)                                8.100%    08/15/26         2,198,826
   1,000,000   Origen Manufactured Housing                                         5.910%    01/15/35           949,798
     500,000   Vanderbilt Mortgage Finance                                         6.760%    01/07/32           505,228
   1,360,821   Vanderbilt Mortgage Finance                                         7.070%    12/07/14         1,386,110
   2,250,000   Vanderbilt Mortgage Finance                                         7.955%    12/07/24         2,466,228
   1,261,450   Whole Auto Loan Trust-144A Issue (d)                                6.000%    04/15/09         1,260,032
                                                                                                        ---------------
               Total asset-backed securities (cost: $45,110,278)                                             46,195,585
                                                                                                        ---------------
   OTHER MORTGAGE-BACKED SECURITIES (17.9%)
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds (5.8%)
      10,000   Banco Hipotecario Nacional-
                 144A Issue (b) (c) (d) (k)                                        2.560%    03/25/11               500
     830,474   Banco Hipotecario Nacional-144A Issue (b) (d) (k)                   7.540%    05/31/17            83,047
      50,980   Banco Hipotecario Nacional-144A Issue (b) (d) (k)                   7.916%    07/25/09             2,549

              See accompanying notes to investments in securities.

                                                                                                             MARKET
PRINCIPAL                                                                         COUPON     MATURITY       VALUE(a)
---------                                                                         ------     --------   ---------------
   OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$    327,505   Black Diamond Capital Mortgage Trust-
                 144A Issue (c) (d)                                                6.634%    01/29/13   $       327,531
     179,768   Black Diamond Capital Mortgage Trust-
                 144A Issue (c) (d)                                                6.634%    01/29/13           179,779
      73,383   Black Diamond Capital Mortgage Trust-
                 144A Issue (c) (e)                                                6.634%    01/29/13            73,388
   1,500,000   Bear Stearns Commercial Mortgage Securities,
                 Inc.-144A Issue (e) (i)                                           5.171%    05/14/16         1,505,157
   1,251,622   Bear Stearns Mortgage Securities, Inc.                              8.000%    11/25/29         1,282,072
     271,966   Bear Stearns Structured Products, Inc.-
                 144A Issue (c) (e)                                                6.232%    11/30/13           276,016
   2,202,960   BlackRock Capital Finance LP-144A Issue (e)                         7.750%    09/25/26         2,301,269
   2,563,906   Credit Suisse First Boston Mortgage Securities
                 Corporation                                                       6.000%    11/25/18         2,636,818
      54,909   Credit Suisse First Boston Mortgage Securities
                 Corporation (c) (e)                                               7.975%    05/30/23            55,026
      34,857   Lehman Structured Securities Corporation (c)                        6.382%    04/28/24            34,857
     368,848   Nationsbanc Montgomery Funding Corporation                          6.000%    11/25/13           374,115
      41,915   Prudential Home Mortgage Securities                                 7.500%    08/25/07            42,628
      28,327   Prudential Home Mortgage Securities                                 8.000%    10/25/22            28,466
      15,987   Prudential Home Mortgage Securities-
                 144A Issue (c) (d)                                                6.016%    08/28/09            16,293
      85,778   Prudential Home Mortgage Securities-
                 144A Issue (c) (e)                                                7.882%    09/28/24            85,841
     375,988   Prudential Home Mortgage Securities-
                 144A Issue (e)                                                    7.900%    04/28/22           379,653
     447,976   Residential Accredit Loans, Inc.-144A Issue (e)                     6.250%    03/25/14           459,255
     468,010   Sequoia Mortgage Funding Company-
                 144A Issue (e)                                                    6.380%    08/28/31           466,751
     471,106   Structured Asset Mortgage Investments, Inc.                         6.750%    04/30/30           460,107
   2,500,000   Wachovia Bank Commercial Mortgage (c) (i)                           5.412%    07/15/41         2,489,062
                                                                                                        ---------------
                                                                                                             13,560,180
                                                                                                        ---------------
     Non-Agency Commercial Mortgage-Backed Securities (12.1%)
   5,350,000   277 Park Avenue Finance Corporation-
                 144A Issue (e)                                                    7.680%    05/12/12         5,873,944
        --     Asset Securitization Corporation (c) (e) (g)                        2.433%    08/13/29           724,334
        --     Asset Securitization Corporation (c) (g)                            2.172%    08/13/29         1,061,016
        --     Asset Securitization Corporation-
                 144A Issue (c) (e) (g)                                            1.681%    10/13/26         1,201,113
   2,726,000   FFCA Secured Lending Corporation (c)                                2.210%    02/18/22         2,423,654
   1,290,000   FFCA Secured Lending Corporation (c)                                2.668%    02/18/22         1,130,641
   4,936,000   FFCA Secured Lending Corporation-144A Issue (e)                     8.910%    06/25/14         4,926,181
     738,079   GMAC Commercial Mortgage Securities (f) (i)                         5.940%    07/01/13           740,156
   1,000,000   Hilton Hotel Pool Trust-144A Issue (e)                              7.458%    10/03/15         1,100,339
   2,000,000   Mortgage Capital Funding, Inc. (c)                                  7.289%    06/18/30         2,151,065
   5,300,000   Paine Webber Mortgage Acceptance Corporation-
                 144A Issue (e)                                                    7.655%    01/02/12         5,701,303
   1,000,000   Prudential Securities Secured Financing
                 Corporation (c)                                                   7.534%    06/16/31         1,099,419
                                                                                                        ---------------
                                                                                                             28,133,165
                                                                                                        ---------------
               Total other mortgage-backed securities (cost: $42,817,232)                                    41,693,345
                                                                                                        ---------------

              See accompanying notes to investments in securities.

                                                                                                             MARKET
PRINCIPAL                                                                         COUPON     MATURITY       VALUE(a)
---------                                                                         ------     --------   ---------------
CORPORATE OBLIGATIONS (1.1%)
   FINANCIAL (1.1%)
     Asset-Backed Securities (.1%)
$     95,000   Capital One Multi-Asset Execution Trust                             6.000%    08/15/13   $        97,901
     197,054   Origen Manufactured Housing                                         2.020%    10/15/13           195,904
                                                                                                        ---------------
                                                                                                                293,805
                                                                                                        ---------------
     Real Estate (1.0%)
   2,250,000   Covenant Retirement Communities, Inc. (c)                           7.000%    06/01/06         2,321,910
                                                                                                        ---------------
               Total corporate obligations (cost: $2,542,267)                                                 2,615,715
                                                                                                        ---------------
               Total long-term debt securities (cost: $230,683,687)                                         230,338,380
                                                                                                        ---------------

SHARES
------
SHORT-TERM SECURITIES (7.6%)
     Investment Company Securities(7.6%)
   6,100,145   American AAdvantage Money Market Fund, current rate 1.120%                                     6,100,145
     293,961   BlackRock Provident Institutional TempFund, current rate 1.199%                                  293,961
  11,425,298   One Group Institutional Prime Money Market, current rate 1.230%                               11,425,298
                                                                                                        ---------------
               Total short-term securities (cost: $17,819,404)                                               17,819,404
                                                                                                        ---------------
               Total investments in securities (cost: $248,502,091) (l)                                 $   248,157,784
                                                                                                        ===============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 2.0% of net assets in foreign securities at June 30, 2004.
(c) Floating rate bond. The rate disclosed represents the rate in effect at June 30, 2004.
(d) Represents ownership in an illiquid security. (See note 6 to the financial statements.) Information concerning the illiquid securities held at June 30, 2004, which includes acquisition date and cost, is as follows:

                                                                                         ACQUISITION
     SECURITY:                                                                              DATE          COST
     ---------                                                                           ------------ ------------
     Fortress CBO Investments I, Ltd.-144A Issue*                                          various    $  3,926,573
     Whole Auto Loan Trust-144A Issue*                                                     various       1,253,594
     Banco Hipotecario Nacional-144A Issue*                                               01/31/03           1,078
     Banco Hipotecario Nacional-144A Issue*                                               01/31/03         733,114
     Banco Hipotecario Nacional-144A Issue*                                               01/31/03          61,027
     Black Diamond Capital Mortgage Trust-144A Issue*                                     02/10/00         306,637
     Black Diamond Capital Mortgage Trust-144A Issue*                                     03/01/00         149,775
     GRMT Fairbanks Trust-144A Issue*                                                     07/15/03       1,791,639
     Prudential Home Mortgage Securities-144A Issue*                                      08/02/99          15,341
                                                                                                      ------------
                                                                                                      $  8,238,778
                                                                                                      ============

     *A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(f)  Represents a private placement security.

              See accompanying notes to investments in securities.

(g) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.
(h) At June 30, 2004 the total cost of investments issued on a when-issued or forward commitment basis is $34,076,091.
(i) This security is being fair-valued according to procedures approved by the Board of Directors.
(j)  Security is in default with respect to interest payments.
(k) Security is in default with respect to interest and principal payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.
(l) At June 30, 2004 the cost of securities for federal income tax purposes was $248,618,197. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                    $   3,855,468
     Gross unrealized depreciation                                                                       (4,315,881)
                                                                                                      -------------
     Net unrealized depreciation                                                                      $    (460,413)
                                                                                                      =============

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                                   JUNE 30, 2004
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                                   MARKET
SHARES                                                                            VALUE(a)
------                                                                        -----------------
COMMON STOCK (99.1%)
  BASIC MATERIALS (3.3%)
    Agriculture Products (.1%)
      15,203   Monsanto Company                                               $         585,316
                                                                              -----------------
    Aluminum (.3%)
      49,771   Alcoa, Inc.                                                            1,643,936
                                                                              -----------------
    Chemicals (1.5%)
      13,024   Air Products and Chemicals, Inc.                                         683,109
       4,394   Eastman Chemical Company                                                 203,135
      14,710   Ecolab, Inc.                                                             466,307
      57,261   EI Du Pont de Nemours and Company                                      2,543,534
       7,079   Engelhard Corporation                                                    228,722
       2,805   Great Lakes Chemical Corporation                                          75,903
       6,258   Hercules, Inc. (b)                                                        76,285
       5,428   International Flavors & Fragrances, Inc.                                 203,007
       9,828   PPG Industries, Inc.                                                     614,152
      18,603   Praxair, Inc.                                                            742,446
      12,830   Rohm & Haas Company                                                      533,471
       3,928   Sigma-Aldrich Corporation                                                234,148
      53,593   The Dow Chemical Company                                               2,181,235
       8,197   The Sherwin-Williams Company                                             340,585
                                                                              -----------------
                                                                                      9,126,039
                                                                              -----------------
    Construction (--)
       5,845   Vulcan Materials Company                                                 277,930
                                                                              -----------------
    Iron and Steel (.1%)
       4,652   Allegheny Technologies, Inc.                                              83,969
       4,540   Nucor Corporation                                                        348,490
       6,430   United States Steel Corporation                                          225,822
                                                                              -----------------
                                                                                        658,281
                                                                              -----------------
    Mining (.3%)
      10,135   Freeport-McMoRan Copper & Gold, Inc.                                     335,975
      25,363   Newmont Mining Corporation                                               983,070
       5,369   Phelps Dodge Corporation (b)                                             416,151
                                                                              -----------------
                                                                                      1,735,196
                                                                              -----------------
    Paper and Forest (1.0%)
       6,121   Bemis Company                                                  $         172,918
       4,955   Boise Cascade Corporation                                                186,506
      14,595   Georgia-Pacific Corporation                                              539,723
      27,792   International Paper Company                                            1,242,302
      28,699   Kimberly-Clark Corporation                                             1,890,690
       6,228   Louisiana-Pacific Corporation                                            147,292
      11,537   MeadWestvaco Corporation                                                 339,073
      10,505   Plum Creek Timber Company, Inc.                                          342,253
       3,205   Temple-Inland, Inc.                                                      221,946
      13,805   Weyerhaeuser Company                                                     871,372
                                                                              -----------------
                                                                                      5,954,075
                                                                              -----------------
  CAPITAL GOODS (8.7%)
    Aerospace/Defense (1.8%)
      11,395   General Dynamics Corporation                                           1,131,524
       6,736   Goodrich Corporation                                                     217,775
      25,714   Lockheed Martin Corporation                                            1,339,185
      20,582   Northrop Grumman Corporation                                           1,105,253
      25,628   Raytheon Company                                                         916,714
      10,624   Rockwell Automation, Inc.                                                398,506
      10,142   Rockwell Collins, Inc.                                                   337,931
      48,266   The Boeing Company                                                     2,465,910
      29,422   United Technologies Corporation                                        2,691,525
                                                                              -----------------
                                                                                     10,604,323
                                                                              -----------------
    Containers -- Metal/Glass (--)
       3,237   Ball Corporation                                                         233,226
                                                                              -----------------
    Electrical Equipment (4.0%)
      11,459   American Power Conversion Corporation                                    225,169
       5,268   Cooper Industries, Ltd.                                                  312,972
      24,151   Emerson Electric Company                                               1,534,796
     604,202   General Electric Company (d)                                          19,576,145
      49,163   Honeywell International, Inc.                                          1,800,841
      10,855   Molex, Inc.                                                              348,228

              See accompanying notes to investments in securities.

                                                                                   MARKET
SHARES                                                                            VALUE(a)
------                                                                        -----------------
  CAPITAL GOODS--CONTINUED
       4,730   Power-One, Inc. (b)                                            $          51,935
      55,038   Solectron Corporation (b)                                                356,096
       9,409   Thermo Electron Corporation (b)                                          289,233
                                                                              -----------------
                                                                                     24,495,415
                                                                              -----------------
    Engineering/Construction (.3%)
      19,573   Caterpillar, Inc.                                                      1,554,879
                                                                              -----------------
    Equipment Semiconductor (--)
      11,490   Jabil Circuit, Inc. (b)                                                  289,318
                                                                              -----------------
    Machinery (.4%)
      14,251   Deere & Company                                                          999,565
      11,644   Dover Corporation                                                        490,212
       9,963   Ingersoll-Rand Company (c)                                               680,573
                                                                              -----------------
                                                                                      2,170,350
                                                                              -----------------
    Manufacturing (1.8%)
      44,774   3M Company                                                             4,030,108
       6,331   Avery Dennison Corporation                                               405,247
      17,733   Illinois Tool Works, Inc.                                              1,700,417
       6,858   Parker Hannifin Corporation                                              407,777
       4,811   Sealed Air Corporation (b)                                               256,282
       7,925   Textron, Inc.                                                            470,349
     114,809   Tyco International, Ltd. (c)                                           3,804,770
                                                                              -----------------
                                                                                     11,074,950
                                                                              -----------------
    Metal Fabrication (--)
       4,909   Worthington Industries                                                   100,782
                                                                              -----------------
    Office Equipment (--)
      13,187   Pitney Bowes, Inc.                                                       583,525
                                                                              -----------------
    Trucks and Parts (.2%)
       2,506   Cummins, Inc.                                                            156,625
       3,996   Navistar International Corporation (b)                                   154,885
      10,055   Paccar, Inc.                                                             583,089
                                                                              -----------------
                                                                                        894,599
                                                                              -----------------
    Waste Management (.2%)
      18,091   Allied Waste Industries, Inc. (b)                                        238,439
      33,233   Waste Management, Inc.                                                 1,018,591
                                                                              -----------------
                                                                                      1,257,030
                                                                              -----------------

  COMMUNICATION SERVICES (4.9%)
    Cellular (.6%)
     156,132   AT&T Wireless Services, Inc. (b)                               $       2,235,810
      63,532   Nextel Communications, Inc. (b)                                        1,693,763
                                                                              -----------------
                                                                                      3,929,573
                                                                              -----------------
    Telecommunication (1.5%)
      46,306   ADC Telecommunications, Inc. (b)                                         131,509
       9,196   Andrew Corporation (b)                                                   184,012
      25,400   Avaya, Inc. (b)                                                          401,066
      32,497   Ciena Corporation (b)                                                    120,889
      11,199   Comverse Technology, Inc. (b)                                            223,308
      78,554   Corning, Inc. (b)                                                      1,025,915
     245,337   Lucent Technologies, Inc. (b)                                            927,374
     134,197   Motorola, Inc.                                                         2,449,095
      46,381   Qualcomm, Inc.                                                         3,384,885
       8,768   Scientific-Atlanta, Inc.                                                 302,496
      23,802   Tellabs, Inc. (b)                                                        208,029
                                                                              -----------------
                                                                                      9,358,578
                                                                              -----------------
    Telephone (2.8%)
      17,628   Alltel Corporation                                                       892,329
      45,448   AT&T Corporation                                                         664,904
     105,010   BellSouth Corporation                                                  2,753,362
       7,950   Centurytel, Inc.                                                         238,818
      16,455   Citizens Communications Company (b)                                      199,106
     102,148   Qwest Communications International, Inc. (b)                             366,711
     189,594   SBC Communications, Inc.                                               4,597,654
      81,652   Sprint Corporation-FON Group                                           1,437,075
     158,591   Verizon Communications, Inc.                                           5,739,408
                                                                              -----------------
                                                                                     16,889,367
                                                                              -----------------
  CONSUMER CYCLICAL (10.6%)
    Auto (1.3%)
      15,306   Autonation, Inc. (b)                                                     261,733
       4,194   Cooper Tire & Rubber Company                                              96,462
       8,531   Dana Corporation                                                         167,208
      17,602   Danaher Corporation                                                      912,664
      32,077   Delphi Corporation                                                       342,582

              See accompanying notes to investments in securities.

                                                                                   MARKET
SHARES                                                                            VALUE(a)
------                                                                        -----------------
  CONSUMER CYCLICAL--CONTINUED
       8,636   Eaton Corporation                                              $         559,095
     104,809   Ford Motor Company                                                     1,640,261
      32,322   General Motors Corporation                                             1,505,882
      16,896   Harley-Davidson, Inc.                                                  1,046,538
       5,326   ITT Industries, Inc.                                                     442,058
      10,878   Johnson Controls, Inc.                                                   580,668
      10,037   The Goodyear Tire & Rubber Company (b)                                    91,236
       7,377   Visteon Corporation                                                       86,090
                                                                              -----------------
                                                                                      7,732,477
                                                                              -----------------
    Building Materials (.2%)
      12,330   American Standard
                Companies, Inc. (b)                                                     497,022
       3,391   Crane Company                                                            106,443
      25,075   Masco Corporation                                                        781,838
                                                                              -----------------
                                                                                      1,385,303
                                                                              -----------------
    Construction (.1%)
       7,056   Centex Corporation                                                       322,812
       2,711   KB Home                                                                  186,056
       7,257   Pulte Homes, Inc.                                                        377,582
                                                                              -----------------
                                                                                        886,450
                                                                              -----------------
    Distribution Durables (.1%)
       9,986   Genuine Parts Company                                                    396,244
       5,168   WW Grainger, Inc.                                                        297,160
                                                                              -----------------
                                                                                        693,404
                                                                              -----------------
    Hardware and Tools (.1%)
       4,533   Black & Decker Corporation                                               281,635
       3,338   Snap-On, Inc.                                                            111,990
       4,622   The Stanley Works                                                        210,671
                                                                              -----------------
                                                                                        604,296
                                                                              -----------------
    Houseware (.1%)
      10,903   Leggett & Platt, Inc.                                                    291,219
       4,462   Maytag Corporation                                                       109,364
       3,920   Whirlpool Corporation                                                    268,912
                                                                              -----------------
                                                                                        669,495
                                                                              -----------------
    Leisure (.3%)
       5,422   Brunswick Corporation                                                    221,218
      10,097   Hasbro, Inc.                                                             191,843
      19,974   International Game Technology                                            770,996
      24,180   Mattel, Inc.                                                             441,285
                                                                              -----------------
                                                                                      1,625,342
                                                                              -----------------
    Lodging -- Hotel (.2%)
       6,458   Harrah's Entertainment, Inc.                                   $         349,378
      21,947   Hilton Hotels Corporation                                                409,531
      12,927   Marriott International, Inc.                                             644,799
                                                                              -----------------
                                                                                      1,403,708
                                                                              -----------------
    Photography/Imagery (.1%)
      16,407   Eastman Kodak Company                                                    442,661
                                                                              -----------------
    Publishing (.7%)
       4,720   Dow Jones & Company, Inc.                                                212,872
      15,599   Gannett Company, Inc.                                                  1,323,575
       4,562   Knight-Ridder, Inc.                                                      328,464
       2,860   Meredith Corporation                                                     157,186
       8,514   New York Times Company                                                   380,661
      12,436   RR Donnelly & Sons Company                                               410,637
      10,912   The McGraw-Hill Companies, Inc.                                          835,532
      18,757   Tribune Company                                                          854,194
                                                                              -----------------
                                                                                      4,503,121
                                                                              -----------------
    Restaurants (--)
       9,215   Darden Restaurants, Inc.                                                 189,368
                                                                              -----------------
    Retail (6.4%)
       4,760   Autozone, Inc. (b)                                                       381,276
      17,201   Bed Bath & Beyond, Inc. (b)                                              661,378
      18,576   Best Buy Company, Inc.                                                   942,546
       6,578   Big Lots, Inc. (b)                                                        95,118
      11,361   Circuit City Stores, Inc.                                                147,125
      26,276   Costco Wholesale Corporation                                           1,079,155
      22,744   CVS Corporation                                                          955,703
       4,781   Dillards, Inc.                                                           106,616
      18,874   Dollar General Corporation                                               369,175
      37,632   eBay, Inc. (b)                                                         3,460,262
       9,745   Family Dollar Stores, Inc.                                               296,443
      10,288   Federated Department Stores                                              505,141
     127,246   Home Depot, Inc.                                                       4,479,059
      16,151   JC Penney Company, Inc.                                                  609,862
      19,521   Kohl's Corporation (b)                                                   825,348
      45,006   Lowe's Companies, Inc.                                                 2,365,065
      26,978   Ltd. Brands                                                              504,489
      15,113   Nike, Inc.                                                             1,144,810

              See accompanying notes to investments in securities.

                                                                                   MARKET
SHARES                                                                            VALUE(a)
------                                                                        -----------------
  CONSUMER CYCLICAL--CONTINUED
       7,964   Nordstrom, Inc.                                                $         339,346
      17,910   Office Depot, Inc. (b)                                                   320,768
       9,207   RadioShack Corporation                                                   263,596
       3,378   Reebok International, Ltd.                                               121,540
      12,181   Sears Roebuck and Company                                                459,955
      28,474   Staples, Inc.                                                            834,573
      52,292   Target Corporation                                                     2,220,841
      51,535   The Gap, Inc.                                                          1,249,724
      16,649   The May Department Stores Company                                        457,681
       8,357   Tiffany & Company                                                        307,955
      28,333   TJX Companies, Inc.                                                      683,959
      12,248   Toys 'R' Us, Inc. (b)                                                    195,723
     245,517   Wal-Mart Stores, Inc.                                                 12,953,477
                                                                              -----------------
                                                                                     39,337,709
                                                                              -----------------
    Service (.9%)
      10,154   Apollo Group, Inc. (b)                                                   896,497
      58,390   Cendant Corporation                                                    1,429,387
       8,139   Convergys Corporation (b)                                                125,341
       4,753   Fluor Corporation                                                        226,576
      10,016   H&R Block, Inc.                                                          477,563
      23,981   Interpublic Group of Companies, Inc. (b)                                 329,259
       6,709   Monster Worldwide, Inc. (b)                                              172,555
      10,847   Omnicom Group                                                            823,179
       9,823   Robert Half International, Inc.                                          292,431
       7,958   Sabre Holdings Corporation                                               220,516
                                                                              -----------------
                                                                                      4,993,304
                                                                              -----------------
    Textiles (.1%)
       7,224   Jones Apparel Group, Inc.                                                285,204
       6,351   Liz Claiborne, Inc.                                                      228,509
       6,290   VF Corporation                                                           306,323
                                                                              -----------------
                                                                                        820,036
                                                                              -----------------
  CONSUMER STAPLES (11.4%)
    Beverage (2.7%)
       2,131   Adolph Coors Company                                                     154,157
      46,039   Anheuser-Busch Companies, Inc.                                         2,486,106
       6,932   Brown-Forman Corporation                                                 334,608
      26,909   Coca-Cola Enterprises, Inc.                                    $         780,092
      14,667   Pepsi Bottling Group, Inc.                                               447,930
      97,722   PepsiCo, Inc.                                                          5,265,261
     139,435   The Coca-Cola Company                                                  7,038,679
                                                                              -----------------
                                                                                     16,506,833
                                                                              -----------------
    Broadcasting (.9%)
      35,166   Clear Channel Communications, Inc.                                     1,299,384
     128,372   Comcast Corporation (b)                                                3,598,267
      18,514   Univision Communications, Inc. (b)                                       591,152
                                                                              -----------------
                                                                                      5,488,803
                                                                              -----------------
    Entertainment (1.3%)
      36,219   Carnival Corporation                                                   1,702,293
      99,186   Viacom, Inc.                                                           3,542,924
     117,481   Walt Disney Company                                                    2,994,591
                                                                              -----------------
                                                                                      8,239,808
                                                                              -----------------
    Food (1.5%)
      37,209   Archer-Daniels-Midland Company                                           624,367
      23,526   Campbell Soup Company                                                    632,379
      30,249   ConAgra Foods, Inc.                                                      819,143
      21,636   General Mills, Inc.                                                    1,028,359
      14,798   Hershey Foods Corporation                                                684,703
      20,156   HJ Heinz Company                                                         790,115
      23,527   Kellogg Company                                                          984,605
       7,872   McCormick & Company, Inc.                                                267,648
      45,244   Sara Lee Corporation                                                   1,040,160
      36,625   Sysco Corporation                                                      1,313,739
      12,883   WM Wrigley Jr Company                                                    812,273
                                                                              -----------------
                                                                                      8,997,491
                                                                              -----------------
    Household Products (2.2%)
      12,144   Clorox Company                                                           653,104
      30,460   Colgate-Palmolive Company                                              1,780,387
      15,731   Newell Rubbermaid, Inc.                                                  369,678
       8,769   Pactiv Corporation (b)                                                   218,699
     147,158   Procter & Gamble Company                                               8,011,282
      57,445   The Gillette Company                                                   2,435,668
                                                                              -----------------
                                                                                     13,468,818
                                                                              -----------------

              See accompanying notes to investments in securities.

                                                                                   MARKET
SHARES                                                                            VALUE(a)
------                                                                        -----------------
  CONSUMER STAPLES--CONTINUED
    Personal Care (.2%)
       5,143   Alberto-Culver Company                                         $         257,870
      27,013   Avon Products, Inc.                                                    1,246,380
                                                                              -----------------
                                                                                      1,504,250
                                                                              -----------------
    Restaurants (.6%)
      72,076   McDonald's Corporation                                                 1,873,976
      22,699   Starbucks Corporation (b)                                                986,953
       6,497   Wendy's International, Inc.                                              226,355
      16,567   Yum! Brands, Inc. (b)                                                    616,624
                                                                              -----------------
                                                                                      3,703,908
                                                                              -----------------
    Retail (.7%)
      21,055   Albertson's, Inc.                                                        558,800
      42,507   Kroger Company (b)                                                       773,627
      25,549   Safeway, Inc. (b)                                                        647,412
       7,717   Supervalu, Inc.                                                          236,217
      58,653   Walgreen Company                                                       2,123,825
       8,053   Winn-Dixie Stores, Inc.                                                   57,982
                                                                              -----------------
                                                                                      4,397,863
                                                                              -----------------
    Service (.1%)
       9,800   Cintas Corporation                                                       467,166
       2,851   Deluxe Corporation                                                       124,018
                                                                              -----------------
                                                                                        591,184
                                                                              -----------------
    Tobacco (1.2%)
     117,402   Altria Group, Inc.                                                     5,875,970
       8,372   Fortune Brands, Inc.                                                     631,500
       4,881   RJ Reynolds Tobacco Holdings, Inc.                                       329,907
       9,439   UST, Inc.                                                                339,804
                                                                              -----------------
                                                                                      7,177,181
                                                                              -----------------
  ENERGY (6.3%)
    Oil & Gas (5.6%)
       5,192   Amerada Hess Corporation                                                 411,154
      14,419   Anadarko Petroleum Corporation                                           844,953
      18,618   Apache Corporation                                                       810,814
       3,988   Ashland, Inc.                                                            210,606
      22,711   Burlington Resources, Inc.                                               821,684
      61,257   ChevronTexaco Corporation                                              5,764,896
      39,262   ConocoPhillips                                                         2,995,298
      13,728   Devon Energy Corporation                                                 906,048
       6,676   EOG Resources, Inc.                                            $         398,624
     374,396   Exxon Mobil Corporation (d)                                           16,626,925
       8,575   Kerr-McGee Corporation                                                   461,078
      19,774   Marathon Oil Corporation                                                 748,248
       8,505   Nabors Industries, Ltd. (b) (c)                                          384,596
       7,728   Noble Corporation (b)                                                    292,814
      22,394   Occidental Petroleum Corporation                                       1,084,094
       6,056   Rowan Companies, Inc. (b)                                                147,342
       4,369   Sunoco, Inc.                                                             277,956
      18,365   Transocean, Inc. (b)                                                     531,483
      15,087   Unocal Corporation                                                       573,306
       7,369   Valero Energy Corporation                                                543,537
                                                                              -----------------
                                                                                     34,835,456
                                                                              -----------------
    Oil & Gas Services (.7%)
      19,022   Baker Hughes, Inc.                                                       716,178
       9,211   BJ Services Company (b)                                                  422,232
      25,196   Halliburton Company                                                      762,431
      33,728   Schlumberger, Ltd.                                                     2,142,065
                                                                              -----------------
                                                                                      4,042,906
                                                                              -----------------
  FINANCIAL (20.5%)
    Banks (6.6%)
      20,165   Amsouth BanCorp                                                          513,603
     116,715   Bank of America Corporation                                            9,876,423
      71,803   Bank One Corporation                                                   3,661,953
      32,120   BB&T Corporation                                                       1,187,476
       9,895   Comerica, Inc.                                                           543,038
      32,222   Fifth Third BanCorp                                                    1,732,899
       7,083   First Horizon National Corporation                                       322,064
      13,132   Huntington Bancshares, Inc.                                              300,723
      23,490   Keycorp                                                                  702,116
       6,779   M&T Bank Corporation                                                     591,807
      12,717   Marshal & Ilsley Corporation                                             497,108
      24,300   Mellon Financial Corporation                                             712,719
      35,568   National City Corporation                                              1,245,236
       9,902   North Fork Bancorporation, Inc.                                          376,771
      12,634   Northern Trust Corporation                                               534,166

              See accompanying notes to investments in securities.

                                                                                   MARKET
SHARES                                                                            VALUE(a)
------                                                                        -----------------
  FINANCIAL--CONTINUED
      12,536   Regions Financial Corporation                                  $         458,191
      18,879   SouthTrust Corporation                                                   732,694
      19,230   State Street Corporation                                                 943,039
      16,168   SunTrust Banks, Inc.                                                   1,050,758
      17,447   Synovus Financial Corporation                                            441,758
      44,511   The Bank of New York Company, Inc.                                     1,312,184
     108,502   U.S. Bancorp                                                           2,990,315
      10,878   Union Planters Corporation                                               324,273
      75,265   Wachovia Corporation                                                   3,349,292
      96,607   Wells Fargo & Company                                                  5,528,819
       5,180   Zions Bancorporation                                                     318,311
                                                                              -----------------
                                                                                     40,247,736
                                                                              -----------------
    Finance -- Diversified (2.2%)
      73,173   American Express Company                                               3,759,629
      13,725   Capital One Financial Corporation                                        938,516
       6,128   Federated Investors, Inc.                                                185,924
      13,702   Janus Capital Group, Inc.                                                225,946
     109,212   JP Morgan Chase & Company                                              4,234,149
      73,142   MBNA Corporation                                                       1,886,332
       5,666   MGIC Investment Corporation                                              429,823
       8,597   Moody's Corporation                                                      555,882
      16,669   Providian Financial Corporation (b)                                      244,534
      25,128   SLM Corporation                                                        1,016,428
                                                                              -----------------
                                                                                     13,477,163
                                                                              -----------------
    Insurance (5.1%)
      16,209   ACE, Ltd. (c)                                                            685,317
       8,740   Aetna, Inc.                                                              742,900
      29,134   Aflac, Inc.                                                            1,188,959
       6,230   AMBAC Financial Group, Inc.                                              457,531
     149,313   American International Group, Inc.                                    10,643,031
      18,039   AON Corporation                                                          513,570
      10,861   Chubb Corporation                                                        740,503
       8,095   Cigna Corporation                                                        557,017
       9,669   Cincinnati Financial Corporation                                         420,795
      16,717   Hartford Financial Services Group, Inc.                                1,149,127
       7,969   Jefferson-Pilot Corporation                                    $         404,825
      10,207   Lincoln National Corporation                                             482,281
      10,619   Loews Corporation                                                        636,715
      29,957   Marsh & McLennan Companies, Inc.                                       1,359,449
       8,244   MBIA, Inc.                                                               470,897
      43,284   Metlife, Inc.                                                          1,551,731
      18,273   Principal Financial Group                                                635,535
      30,112   Prudential Financial, Inc.                                             1,399,305
       7,985   Safeco Corporation                                                       351,340
      40,223   The Allstate Corporation                                               1,872,381
      12,458   The Progressive Corporation                                            1,062,667
      38,189   The St. Paul Travelers Companies, Inc.                                 1,548,182
       6,338   Torchmark Corporation                                                    340,984
      16,961   UnumProvident Corporation                                                269,680
       8,911   WellPoint Health Networks (b)                                            998,121
       7,907   XL Capital, Ltd. (c)                                                     596,662
                                                                              -----------------
                                                                                     31,079,505
                                                                              -----------------
    Investment Bankers/Brokers (4.3%)
     296,051   Citigroup, Inc.                                                       13,766,372
      20,830   E*Trade Financial Corporation (b)                                        232,254
      14,311   Franklin Resources, Inc.                                                 716,695
      27,626   Goldman Sachs Group, Inc.                                              2,601,264
      15,852   Lehman Brothers Holdings, Inc.                                         1,192,863
      55,014   Merrill Lynch & Company, Inc.                                          2,969,656
      62,926   Morgan Stanley                                                         3,320,605
       7,254   T Rowe Price Group, Inc.                                                 365,602
       6,007   The Bear Stearns Companies, Inc.                                         506,450
      78,131   The Charles Schwab Corporation                                           750,839
                                                                              -----------------
                                                                                     26,422,600
                                                                              -----------------
    Public Finance (.3%)
      15,994   Countrywide Financial Corporation                                      1,123,578
      16,145   PNC Financial Services Group, Inc.                                       856,977
                                                                              -----------------
                                                                                      1,980,555
                                                                              -----------------

              See accompanying notes to investments in securities.

                                                                                   MARKET
SHARES                                                                            VALUE(a)
------                                                                        -----------------
  FINANCIAL--CONTINUED
    Real Estate Investment Trust -- Apartments (.1%)
       5,322   Apartment Investment & Management Company                      $         165,674
      16,039   Equity Residential                                                       476,839
                                                                              -----------------
                                                                                        642,513
                                                                              -----------------
    Real Estate Investment Trust -- Hotels (--)
      11,850   Starwood Hotels & Resorts Worldwide, Inc.                                531,472
                                                                              -----------------
    Real Estate Investment Trust -- Office Property (.1%)
      23,104   Equity Office Properties Trust                                           628,429
                                                                              -----------------
    Real Estate Investment Trust -- Regional Mall (--)
      11,913   Simon Property Group, Inc.                                               612,566
                                                                              -----------------
    Real Estate Investment Trust -- Warehouse/Industrial (.1%)
      10,386   Prologis                                                                 341,907
                                                                              -----------------
    Savings and Loans (.6%)
      12,812   Charter One Financial, Inc.                                              566,162
       8,754   Golden West Financial Corporation                                        930,988
      49,513   Washington Mutual, Inc.                                                1,913,182
                                                                              -----------------
                                                                                      3,410,332
                                                                              -----------------
    U.S. Government Obligations (1.1%)
      39,413   Freddie Mac                                                            2,494,843
      55,478   Fannie Mae                                                             3,958,910
                                                                              -----------------
                                                                                      6,453,753
                                                                              -----------------
  HEALTH CARE (12.8%)
    Biotechnology (1.1%)
      72,798   Amgen, Inc. (b)                                                        3,972,587
      19,450   Biogen Idec, Inc. (b)                                                  1,230,212
      10,817   Chiron Corporation (b)                                                   482,871
      12,967   Genzyme Corporation (b)                                                  613,728
       2,801   Millipore Corporation (b)                                                157,892
                                                                              -----------------
                                                                                      6,457,290
                                                                              -----------------
    Drugs (6.7%)
      89,286   Abbott Laboratories                                                    3,639,297
     111,308   Bristol-Myers Squibb Company                                           2,727,046
      24,613   Cardinal Health, Inc.                                                  1,724,141
      64,660   Eli Lilly & Company                                            $       4,520,381
      21,173   Forest Laboratories, Inc. (b)                                          1,199,027
       8,882   Hospira, Inc. (b)                                                        245,143
      13,818   King Pharmaceuticals, Inc. (b)                                           158,216
      15,517   Medco Health Solutions, Inc. (b)                                         581,888
      14,240   Medimmune, Inc. (b)                                                      333,216
     127,208   Merck & Company, Inc.                                                  6,042,380
      15,373   Mylan Laboratories                                                       311,303
     436,823   Pfizer, Inc.                                                          14,974,292
      84,258   Schering-Plough Corporation                                            1,557,088
       6,232   Watson Pharmaceuticals, Inc. (b)                                         167,641
      76,338   Wyeth                                                                  2,760,382
                                                                              -----------------
                                                                                     40,941,441
                                                                              -----------------
    Health Care -- Diversified (1.7%)
       7,555   Allergan, Inc.                                                           676,324
     169,943   Johnson & Johnson                                                      9,465,825
      26,646   Tenet Healthcare Corporation (b)                                         357,323
                                                                              -----------------
                                                                                     10,499,472
                                                                              -----------------
    Hospital Management (.2%)
      27,801   HCA, Inc.                                                              1,156,244
      13,914   Health Management Associates, Inc.                                       311,952
                                                                              -----------------
                                                                                      1,468,196
                                                                              -----------------
    Managed Care (.7%)
      26,184   Caremark Rx, Inc. (b)                                                    862,501
       4,462   Express Scripts, Inc. (b)                                                353,524
       9,209   Humana, Inc. (b)                                                         155,632
       5,043   Manor Care, Inc.                                                         164,805
      16,762   McKesson Corporation                                                     575,439
      35,254   UnitedHealth Group, Inc.                                               2,194,562
                                                                              -----------------
                                                                                      4,306,463
                                                                              -----------------
    Medical Products/Supplies (2.2%)
       6,414   AmerisourceBergen Corporation                                            383,429
       3,054   Bausch & Lomb, Inc.                                                      198,724
      35,087   Baxter International, Inc.                                             1,210,852
      14,499   Becton Dickinson & Company                                               751,048
      14,533   Biomet, Inc.                                                             645,847
      47,806   Boston Scientific Corporation (b)                                      2,046,097

              See accompanying notes to investments in securities.

                                                                                   MARKET
SHARES                                                                            VALUE(a)
------                                                                        -----------------
  HEALTH CARE--CONTINUED
       6,006   CR Bard, Inc.                                                  $         340,240
      17,956   Guidant Corporation                                                    1,003,381
      69,395   Medtronic, Inc.                                                        3,380,924
       7,142   Pall Corporation                                                         187,049
      10,085   St. Jude Medical, Inc. (b)                                               762,930
      22,909   Stryker Corporation                                                    1,259,995
      13,970   Zimmer Holdings, Inc. (b)                                              1,232,154
                                                                              -----------------
                                                                                     13,402,670
                                                                              -----------------
    Special Services (.2%)
       7,994   Anthem, Inc. (b)                                                         715,943
       5,938   Quest Diagnostics                                                        504,433
                                                                              -----------------
                                                                                      1,220,376
                                                                              -----------------
  TECHNOLOGY (16.2%)
    Computer Hardware (3.5%)
       7,740   Affiliated Computer Services, Inc. (b)                                   409,756
      21,756   Apple Computer, Inc. (b)                                                 707,940
     144,432   Dell, Inc. (b)                                                         5,173,554
      21,272   Gateway, Inc. (b)                                                         95,724
     174,565   Hewlett-Packard Company                                                3,683,322
      96,543   International Business Machines Corporation                            8,510,265
       7,450   Lexmark International, Inc. (b)                                          719,148
       5,461   NCR Corporation (b)                                                      270,811
     190,406   Sun Microsystems, Inc. (b)                                               826,362
      13,424   Symbol Technologies, Inc.                                                197,870
      45,811   Xerox Corporation (b)                                                    664,260
                                                                              -----------------
                                                                                     21,259,012
                                                                              -----------------
    Computer Networking (2.0%)
     387,073   Cisco Systems, Inc. (b)                                                9,173,630
      77,095   Yahoo!, Inc. (b)                                                       2,800,861
                                                                              -----------------
                                                                                     11,974,491
                                                                              -----------------
    Computer Peripherals (.3%)
     139,905   EMC Corporation Massachusettes (b)                                     1,594,917
      19,894   Network Appliance, Inc. (b)                                              428,318
                                                                              -----------------
                                                                                      2,023,235
                                                                              -----------------
    Computer Services & Software (5.7%)
      13,667   Adobe Systems, Inc.                                                      635,516
       6,508   Autodesk, Inc.                                                           278,607
      33,802   Automatic Data Processing, Inc.                                $       1,415,628
      12,667   BMC Software, Inc. (b)                                                   234,340
       9,743   Citrix Systems, Inc. (b)                                                 198,367
      33,478   Computer Associates International, Inc.                                  939,393
      10,686   Computer Sciences Corporation (b)                                        496,151
      22,107   Compuware Corporation (b)                                                145,906
      17,328   Electronic Arts, Inc. (b)                                                945,242
      13,452   IMS Health, Inc.                                                         315,315
       5,278   Mercury Interactive Corporation (b)                                      263,003
     617,961   Microsoft Corporation                                                 17,648,966
      22,136   Novell, Inc. (b)                                                         185,721
     297,396   Oracle Corporation (b)                                                 3,547,934
      15,346   Parametric Technology Corporation (b)                                     76,730
      20,887   Peoplesoft, Inc. (b)                                                     386,410
      28,771   Siebel Systems, Inc. (b)                                                 307,274
      16,608   Sungard Data Systems, Inc. (b)                                           431,808
      17,851   Symantec Corporation (b)                                                 781,517
     261,017   Time Warner, Inc. (b)                                                  4,588,679
      19,081   Unisys Corporation (b)                                                   264,844
      24,721   Veritas Software Corporation (b)                                         684,772
                                                                              -----------------
                                                                                     34,772,123
                                                                              -----------------
    Electrical Instruments (.3%)
      27,561   Agilent Technologies, Inc. (b)                                           806,986
      11,554   Applera Corporation - Applied Biosystems Group                           251,300
      82,444   JDS Uniphase Corporation (b)                                             312,463
       7,310   PerkinElmer, Inc.                                                        146,492
       4,814   Tektronix, Inc.                                                          163,772
       6,820   Waters Corporation (b)                                                   325,860
                                                                              -----------------
                                                                                      2,006,873
                                                                              -----------------
    Electronics -- Computer Distribution (.1%)
      29,820   Sanmina-SCI Corporation (b)                                              271,362
       3,363   Thomas & Betts Corporation (b)                                            91,574
                                                                              -----------------
                                                                                        362,936
                                                                              -----------------

              See accompanying notes to investments in securities.

                                                                                   MARKET
SHARES                                                                            VALUE(a)
------                                                                        -----------------
  TECHNOLOGY--CONTINUED
    Electronic Components -- Semiconductor (3.6%)
      20,241   Advanced Micro Devices, Inc. (b)                               $         321,832
      21,416   Altera Corporation (b)                                                   475,864
      21,517   Analog Devices, Inc.                                                   1,013,020
      96,507   Applied Materials, Inc. (b)                                            1,893,467
      17,846   Applied Micro Circuits Corporation (b)                                    94,941
      17,981   Broadcom Corporation (b)                                                 840,971
     370,272   Intel Corporation                                                     10,219,507
      11,253   Kla-Tencor Corporation (b)                                               555,673
      17,740   Linear Technology Corporation                                            700,198
      21,874   LSI Logic Corporation (b)                                                166,680
      18,447   Maxim Integrated Products                                                966,992
      34,951   Micron Technology, Inc. (b)                                              535,100
      20,538   National Semiconductor Corporation (b)                                   451,631
       8,464   Novellus Systems, Inc. (b)                                               266,108
       9,499   Nvidia Corporation (b)                                                   194,730
      10,110   PMC - Sierra, Inc. (b)                                                   145,078
       5,330   QLogic Corporation (b)                                                   141,725
      11,104   Teradyne, Inc. (b)                                                       252,061
      99,100   Texas Instruments, Inc.                                                2,396,238
      19,870   Xilinx, Inc.                                                             661,870
                                                                              -----------------
                                                                                     22,293,686
                                                                              -----------------
    Service -- Data Processing (.7%)
      27,729   Electronic Data Systems Corporation                                      531,010
       7,800   Equifax, Inc.                                                            193,050
      49,946   First Data Corporation                                                 2,223,596
      11,160   Fiserv, Inc. (b)                                                         434,012
      10,966   Intuit, Inc. (b)                                                         423,068
      21,620   Paychex, Inc.                                                            732,486
                                                                              -----------------
                                                                                      4,537,222
                                                                              -----------------
  TRANSPORTATION (1.6%)
    Air Freight (1.0%)
      17,101   FedEx Corporation                                                      1,396,981
      64,527   United Parcel Service, Inc. Georgia                                    4,850,495
                                                                              -----------------
                                                                                      6,247,476
                                                                              -----------------
    Airlines (.1%)
       7,128   Delta Air Lines, Inc. (b)                                                 50,751
      45,235   Southwest Airlines Company                                               758,591
                                                                              -----------------
                                                                                        809,342
                                                                              -----------------
    Railroads (.5%)
      21,233   Burlington Northern Santa Fe Corporation                       $         744,641
      12,289   CSX Corporation                                                          402,711
      22,444   Norfolk Southern Corporation                                             595,215
      14,835   Union Pacific Corporation                                                881,941
                                                                              -----------------
                                                                                      2,624,508
                                                                              -----------------
    Trucking (--)
       3,745   Ryder System, Inc.                                                       150,062
                                                                              -----------------
  UTILITIES (2.8%)
    Electric Companies (2.5%)
       7,268   Allegheny Energy, Inc. (b)                                               112,000
      10,456   Ameren Corporation                                                       449,190
      22,649   American Electric Power Company, Inc.                                    724,768
      17,585   Centerpoint Energy, Inc.                                                 202,228
      10,298   Cinergy Corporation                                                      391,324
       9,362   CMS Energy Corporation (b)                                                85,475
      13,793   Consolidated Edison, Inc.                                                548,410
       9,645   Constellation Energy Group, Inc.                                         365,546
      18,693   Dominion Resources, Inc.                                               1,179,154
       9,929   DTE Energy Company                                                       402,522
      52,374   Duke Energy Corporation                                                1,062,668
      18,651   Edison International                                                     476,906
      13,182   Entergy Corporation                                                      738,324
      37,838   Exelon Corporation                                                     1,259,627
      18,882   FirstEnergy Corporation                                                  706,376
      10,580   FPL Group, Inc.                                                          676,591
      15,079   NiSource, Inc.                                                           310,929
      23,988   PG&E Corporation (b)                                                     670,225
       5,165   Pinnacle West Capital Corporation                                        208,614
      10,206   PPL Corporation                                                          468,455
      14,116   Progress Energy, Inc.                                                    621,810
      13,545   Public Service Enterprise Group, Inc.                                    542,206
      10,783   TECO Energy, Inc.                                                        129,288
      36,475   The AES Corporation (b)                                                  362,197
      42,217   The Southern Company                                                   1,230,626
      18,539   TXU Corporation                                                          751,015
      22,857   Xcel Energy, Inc.                                                        381,940
                                                                              -----------------
                                                                                     15,058,414
                                                                              -----------------

              See accompanying notes to investments in securities.

                                                                                   MARKET
SHARES                                                                            VALUE(a)
------                                                                        -----------------
  UTILITIES--CONTINUED
    Natural Gas (.3%)
      21,694   Dynegy, Inc. (b)                                               $          92,416
      36,695   El Paso Corporation                                                      289,157
       9,169   KeySpan Corporation                                                      336,502
       7,143   Kinder Morgan, Inc.                                                      423,508
       2,543   Nicor, Inc.                                                               86,386
       2,147   Peoples Energy Corporation                                                90,496
      13,153   Sempra Energy                                                  $         452,858
      29,758   Williams Companies, Inc.                                                 354,120
                                                                              -----------------
                                                                                      2,125,443
                                                                              -----------------
    Power Products -- Industrial (--)
      23,817   Calpine Corporation (b)                                                  102,889
                                                                              -----------------
Total common stock
  (cost: $397,767,511)                                                              608,130,014
                                                                              -----------------

SHARES/PAR                                                                          RATE     MATURITY
----------                                                                         ------    --------
SHORT-TERM SECURITIES (14.0%)
  SECURITY LENDING COLLATERAL (13.2%)
    Commercial Paper (7.1%)
$  2,949,062   Concord Minutemen Capital Company (e)                               1.120%    08/06/04           2,952,960
   3,540,044   Corporate Asset Securities, Ltd. (e)                                1.310%    07/29/04           3,543,552
   2,950,243   CXC, LLC (e)                                                        1.290%    07/27/04           2,952,960
   2,951,720   Gemini Securities Corporation (e)                                   1.300%    07/13/04           2,952,960
   2,917,022   Goldman Sachs Group, Inc. (e)                                       1.110%    07/01/04           2,952,960
   2,952,222   Jupiter Securities Corporation (e)                                  1.120%    07/08/04           2,952,960
   4,134,144   Legacy Capital, LLC (e)                                             1.100%    07/01/04           4,134,144
   2,952,960   Lehman Brothers Holdings (e)                                        1.123%    07/01/04           2,952,960
   2,952,960   Liquid Funding, Ltd. (e)                                            1.070%    02/04/05           2,952,960
   2,952,340   Nieuw Amsterdam (e)                                                 1.100%    07/07/04           2,952,960
   2,952,251   Premium Asset Trust (e)                                             1.110%    07/01/04           2,952,960
   2,950,745   Regency Markets (e)                                                 1.300%    07/22/04           2,952,960
   2,950,952   Thames Asset Global Securities (e)                                  1.300%    07/20/04           2,952,960
   3,020,580   Ticonderoga Funding, LLC (e)                                        1.320%    07/26/04           3,023,240
                                                                                                        -----------------
                                                                                                               43,183,496
                                                                                                        -----------------
    Corporate Note (.5%)
   3,248,516   Belford U.S. Capital Company                                        1.100%    08/09/04           3,248,256
                                                                                                        -----------------
    Repurchase Agreement (5.6%)
  34,293,997   Tri-Party Repurchase Agreement account 1.550%, due 07/01/04
                 (Collateralized by Corporate Obligations
                 dated 06/30/04; proceeds $34,293,997)                                                         34,293,997
                                                                                                        -----------------
               Total security lending collateral (cost: $80,669,759)                                           80,725,749
                                                                                                        -----------------

  INVESTMENT COMPANY (.8%)
   3,900,000   One Group Institutional Prime Money Market,
                 current rate 1.230%                                                                            3,900,000
   1,137,845   Federated Money Market Obligation Trust -- Prime Obligation,
                 current rate 1.055%                                                                            1,137,845
                                                                                                        -----------------
               Total investment company securities (cost: $5,037,845)                                           5,037,845
                                                                                                        -----------------
               Total short-term securities (cost: $85,707,604)                                                 85,763,594
                                                                                                        -----------------
               Total investments in securities (cost: $483,475,115)(f)                                  $     693,893,608
                                                                                                        =================

              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES
HOLDINGS OF OPEN FUTURE CONTRACTS
On June 30, 2004, securities with an approximate aggregate market value of $15,511,207 have been segregated with the custodian to cover margin requirements for the following open futures contracts:

                                                          NUMBER OF     POSITION       UNREALIZED        UNREALIZED
       TYPE                           EXPIRATION          CONTRACTS       TYPE        APPRECIATION      DEPRECIATION
-------------------                 --------------        ---------     --------      ------------      ------------
S&P 500(R) EMINI                    September 2004          20            long          $  8,390            $  --
S&P 500(R)                          September 2004           9            long            17,703              557
                                                            --                          --------            -----
                                                            29                          $ 26,093            $ 557
                                                            ==                          ========            =====

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) The Portfolio held .9% of net assets in foreign securities at June 30, 2004.
(d) Fully or partially pledged as initial margin deposits on open index futures purchased contracts.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 7.1% of the Portfolio's net assets at June 30, 2004.
(f) At June 30, 2004 the cost of securities for federal income tax purposes was $407,064,489. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                      $     243,369,449
     Gross unrealized depreciation                                                                            (37,266,079)
                                                                                                        -----------------
     Net unrealized appreciation                                                                        $     206,103,370
                                                                                                        =================

              See accompanying notes to investments in securities.

MATURING GOVERNMENT BOND 2006 PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 2004
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                                              MARKET
PRINCIPAL                                                                          RATE     MATURITY         VALUE(a)
---------                                                                         ------    --------    -----------------
LONG-TERM DEBT SECURITIES (100.0%)
  U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (100.0%)
$    650,000   Federal Home Loan Mortgage Corporation Strip (b)                   2.992%    01/15/07    $         598,088
     450,000   Federal National Mortgage Association Strip (b)                    3.686%    08/15/06              421,728
     613,000   Federal National Mortgage Association Strip (b)                    5.825%    04/08/07              555,164
     910,000   Federal National Mortgage Association Strip (b)                    7.187%    08/01/05              885,427
     200,000   Financing Corporation Strip (b)                                    3.002%    05/11/06              189,416
     686,000   Financing Corporation Strip (b)                                    5.181%    11/11/06              636,112
   1,000,000   Financing Corporation Strip (b)                                    5.434%    08/03/07              895,527
     921,000   Financing Corporation Strip (b)                                    7.803%    09/07/07              821,343
     100,000   Government Trust Certificate (b)                                   3.029%    11/15/06               92,357
   1,000,000   Israel Government AID Bond (b)                                     6.685%    11/15/06              929,000
   1,000,000   Resolution Funding Corporation (b)                                 7.596%    07/15/07              903,155
   1,415,000   U.S. Treasury Strip (b)                                            5.298%    11/15/06            1,320,655
     465,000   U.S. Treasury Strip (b)                                            5.518%    02/15/07              429,075
                                                                                                        -----------------
               Total U.S. government and agencies obligations (cost: $8,104,040)                                8,677,047
                                                                                                        -----------------
               Total long-term debt securities (cost: $8,104,040)                                               8,677,047
                                                                                                        -----------------

SHARES/PAR
----------
SHORT-TERM SECURITIES (15.6%)
  SECURITY LENDING COLLATERAL (15.4%)
    Commercial Paper (8.2%)
      48,796   Concord Minutemen Capital Company (c)                              1.120%    08/06/04               48,860
      58,574   Corporate Asset Securities, Ltd. (c)                               1.310%    07/29/04               58,632
      48,816   CXC, LLC (c)                                                       1.290%    07/27/04               48,860
      48,839   Gemini Securities Corporation (c)                                  1.300%    07/13/04               48,860
      48,265   Goldman Sachs Group, Inc. (c)                                      1.110%    07/01/04               48,860
      48,848   Jupiter Securities Corporation (c)                                 1.120%    07/08/04               48,860
      68,404   Legacy Capital, LLC (c)                                            1.100%    07/01/04               68,404
      48,860   Lehman Brothers Holdings (c)                                       1.123%    07/01/04               48,860
      48,860   Liquid Funding, Ltd. (c)                                           1.070%    02/04/05               48,860
      48,850   Nieuw Amsterdam (c)                                                1.100%    07/07/04               48,860
      48,848   Premium Asset Trust (c)                                            1.110%    07/01/04               48,860
      48,823   Regency Markets (c)                                                1.300%    07/22/04               48,860
      48,827   Thames Asset Global Securities (c)                                 1.300%    07/20/04               48,860
      49,979   Ticonderoga Funding, LLC (c)                                       1.320%    07/26/04               50,023
                                                                                                        -----------------
                                                                                                                  714,519
                                                                                                        -----------------
    Corporate Note (0.6%)
      53,750   Belford U.S. Capital Company                                       1.100%    08/09/04               53,746
                                                                                                        -----------------
    Repurchase Agreement (6.5%)
     567,432   Tri-Party Repurchase Agreement
                 account 1.55%, due 07/01/04
                 (Collateralized by Corporate Obligations
                 dated 06/30/04; proceeds $567,432)                                                               567,432
                                                                                                        -----------------
               Total security lending collateral (cost: $1,334,770)                                             1,335,697
                                                                                                        -----------------

              See accompanying notes to investments in securities.

                                                                                                              MARKET
SHARES                                                                                                       VALUE(a)
------                                                                                                  -----------------
INVESTMENT COMPANY (0.2%)
      14,712   BlackRock Provident Institutional TempFund, current rate 1.199%                          $          14,712
           3   Federated Prime Obligations Fund, current rate 1.130%                                                    3
          12   One Group Institutional Prime Money Market, current rate 1.230%                                         12
                                                                                                        -----------------
               Total investment company securities (cost: $14,727)                                                 14,727
                                                                                                        -----------------
               Total short-term securities (cost: $1,349,497)                                                   1,350,424
                                                                                                        -----------------
               Total investments in securities (cost: $9,453,537) (d)                                   $      10,027,471
                                                                                                        =================

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) Commercial paper sold within terms of private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the Board of Directors. In the aggregate such securities represent 8.2% of the Portfolio's net assets at June 30, 2004.
(d) At June 30, 2004 the cost of securities for federal income tax purposes was $8,129,563. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                      $         567,880
     Gross unrealized depreciation                                                                                 (5,386)
                                                                                                        -----------------
     Net unrealized appreciation                                                                        $         562,494
                                                                                                        =================

              See accompanying notes to investments in securities.

MATURING GOVERNMENT BOND 2010 PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 2004
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                                              MARKET
PRINCIPAL                                                                          RATE     MATURITY         VALUE(a)
---------                                                                         ------    --------    -----------------
LONG-TERM DEBT SECURITIES (100.1%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (100.1%)
$    717,000   Federal National Mortgage Association Strip (b)                    4.974%    05/15/11    $         517,548
   1,350,000   Federal National Mortgage Association Strip (b)                    5.342%    09/23/10            1,008,434
     719,000   Federal National Mortgage Association Strip (b)                    6.083%    11/29/09              565,208
     412,000   Financing Corporation Strip (b)                                    5.562%    11/02/10              309,899
   1,000,000   Financing Corporation Strip (b)                                    5.821%    04/05/11              730,011
     132,000   Government Trust Certificate (b)                                   6.695%    05/15/10              100,831
     524,000   Government Trust Certificate (b)                                   6.794%    11/15/10              389,976
     350,000   Government Trust Certificate (b)                                   7.796%    05/15/10              267,354
   1,100,000   Israel Government Aid Bond (b)                                     6.967%    08/15/11              792,246
     515,000   Israel Government Aid Bond (b)                                     8.432%    03/15/10              403,038
   1,032,000   Resolution Funding Corporation (b)                                 5.657%    04/15/11              760,610
     475,000   Tennessee Valley Authority (b)                                     4.386%    04/15/10              365,017
     155,000   U.S. Treasury Strip (b)                                            4.898%    02/15/11              116,338
     950,000   U.S. Treasury Strip (b)                                            5.344%    05/15/10              744,682
                                                                                                        -----------------
               Total U.S. government and agencies obligations (cost: $6,494,605)                                7,071,192
                                                                                                        -----------------
               Total long-term debt securities (cost: $6,494,605)                                               7,071,192
                                                                                                        -----------------

SHARES/PAR
----------
SHORT-TERM SECURITIES (1.3%)
  SECURITIES LENDING COLLATERAL (1.2%)
    Commercial Paper (0.6%)
       3,056   Concord Minutemen Capital Company (c)                              1.120%    08/06/04                3,060
       3,668   Corporate Asset Securities, Ltd. (c)                               1.310%    07/29/04                3,672
       3,057   CXC, LLC (c)                                                       1.290%    07/27/04                3,060
       3,059   Gemini Securities Corporation (c)                                  1.300%    07/13/04                3,060
       3,023   Goldman Sachs Group, Inc. (c)                                      1.110%    07/01/04                3,060
       3,059   Jupiter Securities Corporation (c)                                 1.120%    07/08/04                3,060
       4,284   Legacy Capital, LLC (c)                                            1.100%    07/01/04                4,284
       3,060   Lehman Brothers Holdings (c)                                       1.123%    07/01/04                3,060
       3,060   Liquid Funding, Ltd. (c)                                           1.070%    02/04/05                3,060
       3,059   Nieuw Amsterdam (c)                                                1.100%    07/07/04                3,060
       3,059   Premium Asset Trust (c)                                            1.110%    07/01/04                3,060
       3,058   Regency Markets (c)                                                1.300%    07/22/04                3,060
       3,058   Thames Asset Global Securities (c)                                 1.300%    07/20/04                3,060
       3,130   Ticonderoga Funding, LLC (c)                                       1.320%    07/26/04                3,133
                                                                                                        -----------------
                                                                                                                   44,749
                                                                                                        -----------------
    Corporate Note (0.1%)
       3,366   Belford U.S. Capital Company                                       1.100%    08/09/04                3,366
                                                                                                        -----------------
    Repurchase Agreement (0.5%)
      35,537   Tri-Party Repurchase Agreement account 1.550%, due 07/01/04
                 (Collateralized by Corporate Obligations
                 dated 06/30/04; proceeds $35,537)                                                                 35,537
                                                                                                        -----------------
               Total security lending collateral (cost: $83,594)                                                   83,652
                                                                                                        -----------------

              See accompanying notes to investments in securities.

                                                                                                              MARKET
SHARES                                                                                                       VALUE(a)
------                                                                                                  -----------------
  INVESTMENT COMPANY (0.1%)
       7,297   BlackRock Provident Institutional TempFund, current rate 1.199%                          $           7,297
                                                                                                        -----------------
               Total investment company securities (cost: $7,297)                                                   7,297
                                                                                                        -----------------
               Total short-term securities (cost: $90,891)                                                         90,949
                                                                                                        -----------------
               Total investments in securities (cost: $6,585,496)(d)                                    $       7,162,141
                                                                                                        =================

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) Commercial paper sold within terms of private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the Board of Directors. In the aggregate such securities represent 0.6% of the Portfolio's net assets at June 30, 2004.
(d) At June 30, 2004 the cost of securities for federal income tax purposes was $6,508,245. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                      $         572,549
     Gross unrealized depreciation                                                                                 (2,064)
                                                                                                        -----------------
     Net unrealized appreciation                                                                        $         570,485
                                                                                                        =================

              See accompanying notes to investments in securities.

INTERNATIONAL BOND PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 2004
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                                              MARKET
PRINCIPAL(b)                                                                      COUPON     MATURITY        VALUE(a)
------------                                                                      ------     --------   -----------------
LONG-TERM DEBT SECURITIES (96.4%)
  AUSTRIA (4.8%)
    Banks (4.8%)
 300,000,000   Oesterreichische Kontrollbank AG (Japanese Yen)                     1.800%    03/22/10   $       2,877,577
                                                                                                        -----------------
  BELGIUM (2.0%)
    Government (2.0%)
   1,000,000   Belgium Government Bond (Euro)                                      3.750%    03/28/09           1,224,685
                                                                                                        -----------------
  CANADA (4.8%)
    Government (4.8%)
 320,000,000   Quebec Province (Japanese Yen)                                      1.600%    05/09/13           2,899,614
                                                                                                        -----------------
  FINLAND (3.6%)
    Government (3.6%)
   1,600,000   Finland Government Bond (Euro)                                      5.750%    02/23/11           2,148,997
                                                                                                        -----------------
  FRANCE (4.8%)
    Government (4.0%)
   1,100,000   France Government Bond OAT (Euro)                                   4.000%    04/25/09           1,363,657
   2,500,000   France Government Bond OAT Principal Strip (Euro) (c)               5.201%    10/25/25           1,039,223
    Retail (.2%)
     100,000   Rallye SA (Euro)                                                    5.375%    01/20/09             121,552
    Telecommunication (.6%)
     180,000   France Telecom (British Sterling Pound)                             8.750%    03/14/11             356,779
                                                                                                        -----------------
                                                                                                                2,881,211
                                                                                                        -----------------
  GERMANY (20.4%)
    Auto (.1%)
      40,000   Schefenacker AG-144A Issue (Euro) (e)                               9.500%    02/11/14              42,345
    Banks (4.4%)
 300,000,000   Landwirtsch Rentenbank (Japanese Yen)                               1.375%    04/25/13           2,704,744
    Government (15.6%)
   1,900,000   Deutsche Bundesrepublik (Euro)                                      4.500%    07/04/09           2,404,286
   5,170,000   Deutsche Bundesrepublik (Euro)                                      4.750%    07/04/08           6,593,257
     330,000   Deutsche Bundesrepublik (Euro)                                      6.250%    01/04/30             477,708
    Manufacturing (.3%)
     130,000   Jenoptik AG-144A Issue (Euro) (e)                                   7.875%    11/15/10             166,093
                                                                                                        -----------------
                                                                                                               12,388,433
                                                                                                        -----------------
  GREECE (3.0%)
    Electric Companies (.2%)
      80,000   Public Power Corporation (Euro)                                     4.500%    03/12/09              98,685
    Government (2.8%)
   1,400,000   Hellenic Republic Government Bond (Euro)                            3.250%    06/21/07           1,704,775
                                                                                                        -----------------
                                                                                                                1,803,460
                                                                                                        -----------------
  IRELAND (3.6%)
    Government (3.6%)
   1,800,000   Ireland Government Bond (Euro)                                      3.250%    04/18/09           2,156,131
                                                                                                        -----------------

              See accompanying notes to investments in securities.

                                                                                                              MARKET
PRINCIPAL(b)                                                                      COUPON     MATURITY        VALUE(a)
------------                                                                      ------     --------   -----------------
  ITALY (4.7%)
    Government (3.9%)
 250,000,000   Italy Government International Bond (Japanese Yen)                  1.800%    02/23/10   $       2,386,473
    Telecommunication (.8%)
     360,000   Telecom Italia SPA (Euro)                                           6.250%    02/01/12             475,552
                                                                                                        -----------------
                                                                                                                2,862,025
                                                                                                        -----------------
  JAPAN (7.0%)
    Government (7.0%)
 120,000,000   Development Bank of Japan (Japanese Yen)                            1.400%    06/20/12           1,086,106
 350,000,000   Development Bank of Japan (Japanese Yen)                            1.600%    06/20/14           3,120,006
                                                                                                        -----------------
                                                                                                                4,206,112
                                                                                                        -----------------
  KYRGYZSTAN (.6%)
    Finance  Diversified (.6%)
     280,000   Hutchison Whampoa Finance Cl, Ltd. (Euro)                           5.875%    07/08/13             345,304
                                                                                                        -----------------
  LUXEMBOURG (.6%)
    Insurance (.6%)
     270,000   Hannover Finance Luxembourg SA (Euro) (d)                           6.250%    03/14/31             350,844
                                                                                                        -----------------
  MEXICO (3.9%)
    Government (3.9%)
  28,500,000   Mexican Bonos (Mexican Peso)                                        9.000%    12/24/09           2,357,743
                                                                                                        -----------------
  NETHERLANDS (.9%)
    Government (.3%)
     160,000   Netherlands Government Bond (Euro)                                  5.000%    07/15/12             205,586
    Telecommunication (.6%)
     270,000   TPSA Eurofinance (Euro)                                             6.625%    03/01/06             345,948
                                                                                                        -----------------
                                                                                                                  551,534
                                                                                                        -----------------
  NEW ZEALAND (1.9%)
    Government (1.9%)
   1,900,000   New Zealand Government Bond (New Zealand Dollar)                    6.000%    04/15/15           1,172,637
                                                                                                        -----------------
  POLAND (3.9%)
    Government (3.9%)
   1,000,000   Poland Government Bond (Poland Zloty)                               8.500%    05/12/07             277,235
   8,220,000   Poland Government Bond (Poland Zloty) (c)                           5.014%    08/12/05           2,060,532
                                                                                                        -----------------
                                                                                                                2,337,767
                                                                                                        -----------------
  PORTUGAL (2.5%)
    Government (2.5%)
   1,250,000   Portugal Obrigacoes do Tesouro OT (Euro)                            3.950%    07/15/09           1,540,364
                                                                                                        -----------------
  SPAIN (3.0%)
    Government (3.0%)
   1,500,000   Spain Government Bond (Euro)                                        4.200%    07/30/13           1,814,778
                                                                                                        -----------------

              See accompanying notes to investments in securities.

                                                                                                              MARKET
PRINCIPAL(b)                                                                      COUPON     MATURITY        VALUE(a)
------------                                                                      ------     --------   -----------------
  SUPRANATIONAL (4.9%)
    Supranational Banks (4.9%)
   2,350,000   European Investment Bank (Euro)                                     4.875%    04/15/06   $       2,966,536
                                                                                                        -----------------
  SWEDEN (1.2%)
    Government (1.2%)
     570,000   Sweden Government International Bond (Euro)                         3.500%    04/20/06             703,198
                                                                                                        -----------------
  UNITED KINGDOM (14.0%)
    Government (14.0%)
   1,060,000   United Kingdom Treasury (British Sterling Pound)                    8.000%    12/07/15           2,408,414
   3,410,000   United Kingdom Treasury (British Sterling Pound)                    5.000%    09/07/14           6,076,085
                                                                                                        -----------------
                                                                                                                8,484,499
                                                                                                        -----------------
  UNITED STATES (.3%)
    Chemicals (.3%)
     140,000   Nalco Company (Euro)                                                7.750%    11/15/11             175,463
                                                                                                        -----------------
               Total long-term debt securities (cost: $57,646,710)                                             58,248,912
                                                                                                        -----------------

SHARES
------
SHORT-TERM SECURITIES (7.8%)
  SECURITIES LENDING COLLATERAL (6.6%)
    Investment Trust (6.6%)
   3,996,100   Delaware Business Trust II (f), current rate 1.120%                                              3,996,100
                                                                                                        -----------------
               Total security lending collateral (cost: $3,996,100)                                             3,996,100
                                                                                                        -----------------
  INVESTMENT COMPANY (1.2%)
     734,449   Dreyfus Funds -- Cash Management Plus Fund, current rate 1.120%                                    734,449
                                                                                                        -----------------
               Total investment company securities (cost: $734,449)                                               734,449
                                                                                                        -----------------
               Total short-term securities (cost: $4,730,549)                                                   4,730,549
                                                                                                        -----------------
               Total investments in securities (cost: $62,377,259) (g)                                  $      62,979,461
                                                                                                        =================

              See accompanying notes to investments in securities.

FORWARD FOREIGN CURRENCY CONTRACTS
On June 30, 2004, International Bond had entered into forward currency contracts that obligate the portfolio to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

EXCHANGE             CURRENCY TO BE                CURRENCY TO BE             UNREALIZED           UNREALIZED
  DATE                 DELIVERED                      RECEIVED               APPRECIATION         DEPRECIATION
--------            ----------------             -------------------         ------------         ------------
07/12/04             1,900,000   NZD                   982,979   EUR          $        -           $     7,779
07/12/04               360,000   USD                   301,937   EUR               7,628                     -
07/12/04             1,100,000   USD                   900,993   EUR                   -                 2,983
07/12/04               515,747   EUR                   630,000   USD               2,045                     -
07/12/04               362,972   EUR                   440,000   USD                   -                 1,942
07/27/04             7,573,601   EUR             1,011,000,000   JPY              71,220                     -
07/27/04             2,494,550   EUR               333,000,000   JPY              23,481                     -
07/27/04           333,000,000   JPY                 2,544,306   EUR              37,147                     -
07/27/04           170,000,000   JPY                 1,305,684   EUR              27,236                     -
07/28/04             1,546,103   EUR                12,700,000   NOK                   -                57,944
07/28/04               827,744   EUR                 6,800,000   NOK                   -                30,915
07/28/04            13,300,000   NOK                 1,596,882   EUR              33,550                     -
07/28/04             6,200,000   NOK                   747,975   EUR              19,982                     -
08/09/04             7,500,000   MXN                   531,915   EUR                   -                 5,324
08/12/04             1,209,738   EUR                   800,000   GBP                   -                24,891
08/12/04             2,370,000   GBP                 3,590,365   EUR              81,677                     -
08/12/04             1,300,000   GBP                 1,949,610   EUR              20,690                     -
08/18/04               500,000   GBP                 1,231,580   CAD              17,938                     -
08/18/04               500,000   GBP                 1,234,030   CAD              19,775                     -
08/18/04             1,000,000   GBP                 2,475,660   CAD              45,246                     -
08/27/04               510,454   EUR                 2,400,000   PLN              23,892                     -
08/27/04             1,315,036   EUR                 6,200,000   PLN              66,150                     -
08/27/04             4,183,572   EUR                38,280,000   SEK                   -                 5,254
09/02/04             2,600,000   CAD                 1,563,275   EUR                   -                44,283
09/02/04             3,004,862   EUR                 5,000,000   CAD              86,909                     -
                                                                              ----------           -----------
                                                                              $  584,567           $   181,315
                                                                              ==========           ===========

FORWARD FOREIGN CURRENCY CONTRACTS - CURRENCY LEGEND

CAD                                                             Canadian Dollar
EUR                                                                        Euro
GBP                                                      British Sterling Pound
JPY                                                                Japanese Yen
MXN                                                            Mexican New Peso
NOK                                                             Norwegian Krone
NZD                                                          New Zealand Dollar
PLN                                                                Poland Zloty
SEK                                                               Swedish Krona

              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for foreign debt securities are denominated in the currencies indicated.
(c) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(d)  Variable rate security.
(e) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(f) Investment Trust consisting of liquid investments with the following Allocation at June 30, 2004:

     Repurchase Agreements                                     30%
     Asset-Backed Bonds                                         6%
     Floating Rate Notes                                       33%
     Commercial Paper                                          14%
     Time Deposits                                             17%

(g) At June 30, 2004 the cost of securities for federal income tax purposes was $58,383,799. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                       $       1,314,635
     Gross unrealized depreciation                                (715,073)
                                                         -----------------
     Net unrealized appreciation                         $         599,562
                                                         =================

              See accompanying notes to investments in securities.

                                                     Index 400 Mid-Cap Portfolio
                                                       Investments in Securities
                                                                   JUNE 30, 2004
                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                   MARKET
    SHARES                                                                        VALUE(a)
---------------                                                               -----------------
COMMON STOCK (95.6%)
  BASIC MATERIALS (3.9%)
    Chemicals (2.6%)
       5,238   Airgas, Inc.                                                   $         125,241
       2,856   Albemarle Corporation                                                     90,392
       4,395   Cabot Corporation                                                        178,876
       1,732   Cabot Microcelectronics Corporation (b)                                   53,017
       8,087   Crompton Corporation                                                      50,949
       2,700   Cytec Industries, Inc.                                                   122,715
       2,958   Ferro Corporation                                                         78,919
       2,567   FMC Corporation (b)                                                      110,663
       8,176   IMC Global, Inc.                                                         109,558
       3,658   Lubrizol Corporation                                                     133,956
      12,558   Lyondell Chemical Company                                                218,384
       1,468   Minerals Technologies, Inc.                                               85,144
       4,904   Olin Corporation                                                          86,408
       8,188   RPM International, Inc.                                                  124,458
       3,218   Sensient Technologies Corporation                                         69,123
       2,334   The Scotts Company (b)                                                   149,096
       3,623   Valspar Corporation                                                      182,744
                                                                              -----------------
                                                                                      1,969,643
                                                                              -----------------
    Construction (.2%)
       3,374   Martin Marietta Materials, Inc.                                          149,569
                                                                              -----------------
    Paper and Forest (1.1%)
       3,948   Bowater, Inc.                                                            164,197
       3,094   Glatfelter                                                                43,564
       3,605   Longview Fibre Company                                                    53,102
       7,497   Packaging Corporation of America                                         179,178
       2,093   Potlatch Corporation                                                      87,153
       3,496   Rayonier, Inc.                                                           155,397
       6,910   Sonoco Products Company                                                  176,205
                                                                              -----------------
                                                                                        858,796
                                                                              -----------------
  CAPITAL GOODS (6.7%)
    Aerospace/Defense (.8%)
       7,483   L-3 Communications Holdings, Inc.                                        499,864
         687   Sequa Corporation (b)                                                     40,169
       5,923   Titan Corporation (b)                                                     76,881
                                                                              -----------------
                                                                                        616,914
                                                                              -----------------
    Electrical Equipment (.6%)
       4,275   Hubbell, Inc.                                                  $         199,685
      11,336   Vishay Intertechnology, Inc. (b) (d)                                     210,623
                                                                              -----------------
                                                                                        410,308
                                                                              -----------------
    Engineering/Construction (.6%)
       3,327   Dycom Industries, Inc. (b)                                                93,156
       2,864   Granite Construction, Inc.                                                52,211
       3,972   Jacobs Engineering Group, Inc. (b)                                       156,417
       8,269   Quanta Services, Inc. (b)                                                 51,433
       5,446   United Rentals, Inc. (b)                                                  97,429
                                                                              -----------------
                                                                                        450,646
                                                                              -----------------
    Hardware and Tools (.2%)
       2,588   Kennametal, Inc.                                                         118,530
                                                                              -----------------
    Machinery (.8%)
       6,365   AGCO Corporation (b)                                                     129,655
       4,900   Graco, Inc.                                                              152,145
       1,250   Tecumseh Products Company                                                 51,488
       3,330   Zebra Technologies Corporation (b)                                       289,710
                                                                              -----------------
                                                                                        622,998
                                                                              -----------------
    Manufacturing (2.1%)
       4,755   Ametek, Inc.                                                             146,930
       2,233   Carlisle Companies, Inc.                                                 139,004
       6,097   Donaldson Company, Inc.                                                  178,642
       3,396   Federal Signal Corporation                                                63,200
       3,739   Flowserve Corporation (b)                                                 93,251
       2,466   Lancaster Colony Corporation                                             102,684
       2,517   Nordson Corporation                                                      109,162
       7,080   Pentair, Inc.                                                            238,171
       5,363   SPX Corporation                                                          249,058
       2,832   Teleflex, Inc.                                                           142,025
       3,318   Trinity Industries, Inc.                                                 105,479
                                                                              -----------------
                                                                                      1,567,606
                                                                              -----------------
    Metal Fabrication (.3%)
       4,562   Precision Castparts Corporation                                          249,496
                                                                              -----------------
    Office Equipment (.4%)
       4,995   Herman Miller, Inc.                                                      144,555
       4,136   HNI Corporation                                                          175,077
                                                                              -----------------
                                                                                        319,632
                                                                              -----------------

              See accompanying notes to investments in securities.

                                                                                   MARKET
    SHARES                                                                        VALUE(a)
---------------                                                               -----------------
  CAPITAL GOODS--CONTINUED
    Oil & Gas (.2%)
       3,756   Cooper Cameron Corporation (b)                                 $         182,917
                                                                              -----------------
    Waste Management (.7%)
      10,834   Republic Services, Inc.                                                  313,536
       3,066   Stericycle, Inc. (b)                                                     158,635
                                                                              -----------------
                                                                                        472,171
                                                                              -----------------
  COMMUNICATION SERVICES (2.3%)
    Telecommunication (1.8%)
       5,618   Adtran, Inc.                                                             187,473
       6,211   Advanced Fibre Communication, Inc. (b)                                   125,462
       4,343   CommScope, Inc. (b)                                                       93,157
       4,702   Harris Corporation                                                       238,626
       3,365   Plantronics, Inc. (b)                                                    141,666
       7,051   Polycom, Inc. (b)                                                        158,013
       7,369   Powerwave Technologies, Inc. (b)                                          56,741
      13,166   RF Micro Devices, Inc. (b)                                                98,745
       8,033   UTStarcom, Inc. (b)                                                      242,998
                                                                              -----------------
                                                                                      1,342,881
                                                                              -----------------
    Telephone (.5%)
      17,299   Cincinnati Bell, Inc. (b) (d)                                             76,808
       4,084   Telephone & Data Systems, Inc.                                           290,781
                                                                              -----------------
                                                                                        367,589
                                                                              -----------------
  CONSUMER CYCLICAL (16.7%)
    Auto (1.1%)
       4,897   ArvinMeritor, Inc.                                                        95,834
       1,330   Bandag, Inc.                                                              59,225
       3,933   BorgWarner, Inc.                                                         172,147
       2,901   Harsco Corporation                                                       136,347
       4,867   Lear Corporation                                                         287,104
       2,366   Modine Manufacturing Company                                              75,357
       1,845   Superior Industries International                                         61,715
                                                                              -----------------
                                                                                        887,729
                                                                              -----------------
    Building Materials (.2%)
       2,918   York International Corporation                                           119,842
                                                                              -----------------
    Construction (1.3%)
      16,452   DR Horton, Inc.                                                          467,237
       1,730   Ryland Group, Inc.                                                       135,286
       3,965   Thor Industries, Inc.                                          $         132,669
       5,247   Toll Brothers, Inc. (b)                                                  222,053
                                                                              -----------------
                                                                                        957,245
                                                                              -----------------
    Distribution Durables (1.1%)
       5,897   CDW Corporation (d)                                                      375,993
       5,357   Fastenal Company                                                         304,438
       4,093   Tech Data Corporation (b)                                                160,159
                                                                              -----------------
                                                                                        840,590
                                                                              -----------------
    Entertainment (.2%)
       4,696   Boyd Gaming Corporation                                                  124,773
                                                                              -----------------
    Footwear (.1%)
       5,360   Pacific Sunwear of California (b)                                        104,895
                                                                              -----------------
    Houseware (.1%)
       3,957   Furniture Brands International, Inc.                                      99,123
                                                                              -----------------
    Home Builders (.2%)
       4,315   Hovnanian Enterprises, Inc. (b)                                          149,774
                                                                              -----------------
    Leisure (.4%)
       5,310   Callaway Golf Company                                                     60,215
       4,192   GTECH Holdings Corporation                                               194,132
       6,568   Six Flags, Inc. (b)                                                       47,684
                                                                              -----------------
                                                                                        302,031
                                                                              -----------------
    Lodging -- Hotel (.9%)
      21,704   Caesars Entertainment, Inc. (b) (d)                                      325,560
       4,763   Mandalay Resort Group                                                    326,932
                                                                              -----------------
                                                                                        652,492
                                                                              -----------------
    Personal Care (.2%)
       3,125   Regis Corporation                                                        139,344
                                                                              -----------------
    Publishing (2.0%)
       8,189   Belo Corporation                                                         219,875
       6,154   Harte-Hanks, Inc.                                                        150,219
       3,176   Lee Enterprises, Inc.                                                    152,480
       1,650   Media General, Inc.                                                      105,963
       2,696   Scholastic Corporation (b)                                                80,745
       6,989   The Readers Digest Association, Inc.                                     111,754
         745   Washington Post                                                          692,857
                                                                              -----------------
                                                                                      1,513,893
                                                                              -----------------

              See accompanying notes to investments in securities.

                                                                                   MARKET
    SHARES                                                                        VALUE(a)
---------------                                                               -----------------
  CONSUMER CYCLICAL--CONTINUED
    Real Estate Investment Trust-- Shopping Centers (.7%)
      11,017   Lennar Corporation                                             $         492,680
                                                                              -----------------
    Retail (6.4%)
       5,098   99 Cents Only Stores (b)                                                  77,744
       6,653   Abercrombie & Fitch Company                                              257,804
       5,062   American Eagle Outfitters (b)                                            146,342
       4,812   American Greetings (b)                                                   111,542
       4,817   AnnTaylor Stores Corporation (b)                                         139,597
       4,867   Barnes & Noble, Inc. (b)                                                 165,381
       4,932   BJ's Wholesale Club, Inc. (b)                                            123,300
       5,476   Borders Group, Inc.                                                      128,357
       7,315   Carmax, Inc. (b)                                                         159,979
       6,293   Chico's FAS, Inc. (b)                                                    284,192
       6,983   Claire's Stores, Inc.                                                    151,531
      13,285   Coach, Inc. (b)                                                          600,349
       8,025   Dollar Tree Stores, Inc. (b)                                             220,126
       5,790   Energizer Holdings, Inc. (b)                                             260,550
       4,819   Michaels Stores, Inc.                                                    265,045
       3,523   Neiman-Marcus Group, Inc.                                                196,055
       3,875   O'Reilly Automotive,Inc. (b)                                             175,150
       4,798   Payless Shoesource, Inc. (b)                                              71,538
      10,200   Petsmart, Inc.                                                           330,990
       6,214   Pier 1 Imports, Inc.                                                     109,926
      10,578   Ross Stores, Inc.                                                        283,067
      10,077   Saks, Inc. (b)                                                           151,155
       2,497   Timberland Company (b)                                                   161,281
       8,207   Williams-Sonoma, Inc. (b)                                                270,503
                                                                              -----------------
                                                                                      4,841,504
                                                                              -----------------
    Service (1.3%)
       3,618   Catalina Marketing
               Corporation (b)                                                           66,173
       6,352   Copart, Inc. (b)                                                         169,598
       4,961   Devry, Inc. (b)                                                          136,031
       3,227   ITT Educational Services, Inc. (b)                                       122,691
       2,962   Plexus Corporation (b)                                                    39,987
       3,207   Rollins, Inc.                                                             73,793
       4,434   Sotheby's Holdings (b)                                                    70,767
       4,006   The Brink's Company                                                      137,206
       6,252   Viad Corporation (b)                                                     168,867
                                                                              -----------------
                                                                                        985,113
                                                                              -----------------
    Textiles (.5%)
       4,714   Mohawk Industries, Inc. (b)                                              345,678
                                                                              -----------------
  CONSUMER STAPLES (8.8%)
    Beverage (.6%)
       7,542   Constellation Brands, Inc. (b)                                 $         280,034
       9,692   PepsiAmericas, Inc.                                                      205,858
                                                                              -----------------
                                                                                        485,892
                                                                              -----------------
    Broadcasting (.5%)
       3,947   Emmis Communications Corporation (b)                                      82,808
       3,651   Entercom Communications Corporation (b)                                  136,182
       6,893   Westwood One, Inc. (b)                                                   164,053
                                                                              -----------------
                                                                                        383,043
                                                                              -----------------
    Entertainment (.4%)
       3,705   International Speedway Corporation                                       180,211
       3,480   Macrovision Corporation (b)                                               87,104
                                                                              -----------------
                                                                                        267,315
                                                                              -----------------
    Food (1.7%)
      11,092   Dean Foods Company (b)                                                   413,843
       9,772   Hormel Foods Corporation                                                 303,909
       3,204   Interstate Bakeries                                                       34,763
       7,833   Smithfield Foods, Inc. (b)                                               230,290
       3,537   The JM Smucker Company                                                   162,384
       3,663   Tootsie Roll Industries, Inc.                                            119,048
                                                                              -----------------
                                                                                      1,264,237
                                                                              -----------------
    Household Products (.4%)
       3,233   Blyth, Inc.                                                              111,506
       2,898   Church & Dwight, Inc.                                                    132,670
       4,133   Tupperware Corporation                                                    80,304
                                                                              -----------------
                                                                                        324,480
                                                                              -----------------
    Restaurants (1.4%)
       5,779   Applebees International,
               Inc.                                                                     133,033
       2,485   Bob Evans Farms, Inc.                                                     68,039
       6,804   Brinker International,Inc. (b)                                           232,152
       3,359   CBRL Group, Inc.                                                         103,625
       5,247   Outback Steakhouse, Inc.                                                 217,016
       4,699   Ruby Tuesday, Inc.                                                       128,988
       3,604   The Cheesecake Factory (b)                                               143,403
                                                                              -----------------
                                                                                      1,026,256
                                                                              -----------------
    Retail (1.5%)
       4,328   Krispy Kreme Doughnuts, Inc. (b)                                          82,622
       3,288   Ruddick Corporation                                                       73,816
      24,866   Tyson Foods, Inc. (d)                                                    520,943

              See accompanying notes to investments in securities.

                                                                                   MARKET
    SHARES                                                                        VALUE(a)
---------------                                                               -----------------
  CONSUMER STAPLES--CONTINUED
       4,365   Whole Foods Market, Inc.                                       $         416,639
                                                                              -----------------
                                                                                      1,094,020
                                                                              -----------------
    Service (2.2%)
       1,790   Banta Corporation                                                         79,494
       7,150   Career Education Corporation (b)                                         325,754
       6,367   Corinthian Colleges, Inc. (b)                                            157,520
       5,164   Education Management Corporation (b)                                     169,689
       2,390   Kelly Services, Inc.                                                      71,222
       2,578   Korn/Ferry International (b)                                              49,936
       3,187   Laureate Education, Inc. (b)                                             121,871
       6,345   Manpower, Inc.                                                           322,136
       7,419   MPS Group, Inc. (b)                                                       89,918
       5,677   Rent-A-Center, Inc. (b)                                                  169,913
       3,678   Valassis Communications, Inc. (b)                                        112,069
                                                                              -----------------
                                                                                      1,669,522
                                                                              -----------------
    Tobacco (.1%)
       1,756   Universal Corporation                                                     89,451
                                                                              -----------------
  ENERGY (6.9%)
    Mining (.3%)
       4,515   Peabody Energy Corporation                                               252,795
                                                                              -----------------
    Oil & Gas (4.9%)
      10,660   ENSCO International, Inc.                                                310,206
       4,412   Equitable Resources, Inc.                                                228,145
       4,118   Forest Oil Corporation (b)                                               112,504
       8,627   Grant Prideco, Inc. (b)                                                  159,254
       5,424   Hanover Compressor Company (b)                                            64,546
       3,558   Helmerich & Payne, Inc.                                                   92,935
       6,493   Murphy Oil Corporation                                                   478,534
       3,981   Newfield Exploration Company (b)                                         221,901
       4,098   Noble Energy, Inc.                                                       208,998
       5,871   Patterson-UTI Energy, Inc.                                               196,150
       8,479   Pioneer Natural Resources Company                                        297,443
       5,436   Plains Exploration & Production Company (b)                               99,751
       4,509   Pogo Producing Company                                                   222,745
       9,587   Pride International, Inc. (b)                                            164,034
       6,847   Varco International, Inc. (b)                                            149,881
       5,278   Western Gas Resources, Inc.                                    $         171,429
      18,266   XTO Energy, Inc.                                                         544,144
                                                                              -----------------
                                                                                      3,722,600
                                                                              -----------------
    Oil & Gas Services (1.7%)
       4,745   FMC Technologies, Inc. (b)                                               136,656
       6,057   National-Oilwell, Inc. (b)                                               190,735
       7,369   Smith International,Inc. (b)                                             410,895
       4,189   Tidewater, Inc.                                                          124,832
       9,356   Weatherford International, Ltd. (b) (d)                                  420,833
                                                                              -----------------
                                                                                      1,283,951
                                                                              -----------------
  FINANCIAL (18.0%)
    Auto Finance (.3%)
      11,123   AmeriCredit Corporation (b)                                              217,232
                                                                              -----------------
    Banks (5.9%)
       7,780   Associated Banc-Corp                                                     230,521
       3,772   Bank of Hawaii Corporation                                               170,570
      12,162   Banknorth Group, Inc.                                                    395,022
       3,476   California City National Corporation                                     228,373
       5,501   Commerce Bancorp, Inc. New Jersey                                        302,610
       8,643   Compass Bancshares, Inc. (d)                                             371,649
       3,570   Cullen/Frost Bankers, Inc.                                               159,758
       5,987   FirstMerit Corporation                                                   157,877
       3,547   Greater Bay Bancorp                                                      102,508
      10,953   Hibernia Corporation                                                     266,158
       4,667   Investors Financial Services Corporation                                 203,388
       5,590   Mercantile Bankshares Corporation                                        261,724
      14,404   National Commerce Financial Corporation (d)                              468,130
       3,497   Provident Financial Group, Inc.                                          137,992
       2,495   Silicon Valley Bancshares (b)                                             98,927
       4,992   TCF Financial Corporation                                                289,786
       8,980   The Colonial BancGroup, Inc.                                             163,167
       5,538   Washington Federal, Inc.                                                 132,912
       2,252   Westamerica Bancorporation                                               118,117
       4,688   Wilmington Trust Corporation                                             174,487
                                                                              -----------------
                                                                                      4,433,676
                                                                              -----------------

              See accompanying notes to investments in securities.

                                                                                   MARKET
    SHARES                                                                        VALUE(a)
---------------                                                               -----------------
  FINANCIAL--CONTINUED
    Finance-- Diversified (.8%)
       4,705   Eaton Vance Corporation                                        $         179,778
       5,194   Raymond James Financial, Inc.                                            137,381
       6,753   The PMI Group, Inc.                                                      293,891
                                                                              -----------------
                                                                                        611,050
                                                                              -----------------
    Insurance (5.6%)
       3,693   Allmerica Financial Corporation (b)                                      124,823
       5,180   American Financial Group, Inc.                                           158,353
       2,780   AmerUs Group Company                                                     115,092
       6,409   Arthur J Gallagher & Company                                             195,154
       4,856   Brown & Brown, Inc.                                                      209,294
       3,953   Everest Re Group, Ltd. (c)                                               317,663
       7,430   Expeditors International Washington, Inc.                                367,116
      12,163   Fidelity National Financial, Inc.                                        454,166
       6,280   First AmericanCorporation                                                162,589
       4,553   HCC Insurance Holdings, Inc.                                             152,116
       3,016   Horace Mann Educators Corporation                                         52,720
       5,003   Leucadia National Corporation                                            248,649
       3,539   Mony Group, Inc. (b)                                                     110,771
       4,330   Ohio Casualty Corporation (b)                                             87,163
      12,846   Old Republic International Corporation                                   304,707
       4,893   Protective Life Corporation                                              189,212
       6,635   Radian Group, Inc. (d)                                                   317,816
       2,023   Stancorp Financial Group, Inc.                                           135,541
       4,821   Unitrin, Inc.                                                            205,375
       5,919   WR Berkley Corporation                                                   254,221
                                                                              -----------------
                                                                                      4,162,541
                                                                              -----------------
    Investment Bankers/Brokers (1.2%)
       5,645   AG Edwards, Inc.                                                         192,099
       3,827   Jefferies Group, Inc.                                                    118,331
       4,223   LaBranche & Company, Inc.                                                 35,558
       4,685   Legg Mason, Inc.                                                         426,382
       5,824   Waddell & Reed Financial, Inc.                                           128,769
                                                                              -----------------
                                                                                        901,139
                                                                              -----------------
    Real Estate Investment Trust-- Apartments (.2%)
       9,027   United Dominion Realty Trust, Inc.                             $         178,554
                                                                              -----------------
    Real Estate Investment Trust-- Diversified (.3%)
       5,978   Liberty Property Trust                                                   240,375
                                                                              -----------------
    Real Estate Investment Trust-- Hotels (.3%)
       4,743   Hospitality PropertiesTrust                                              200,629
                                                                              -----------------
    Real Estate Investment Trust-- Office Property (.3%)
       3,786   Highwoods Properties, Inc.                                                88,971
       4,275   Mack-Cali Realty Corporation                                             176,900
                                                                              -----------------
                                                                                        265,871
                                                                              -----------------
    Real Estate Investment Trust-- Shopping Centers (.2%)
       7,070   New Plan Excel Realty Trust                                              165,155
                                                                              -----------------
    Real Estate Investment Trust-- Warehouse/Industrial (.3%)
       5,832   AMB Property Corporation                                                 201,962
                                                                              -----------------
    Savings and Loans (2.6%)
       5,529   Astoria Financial Corporation                                            202,251
       9,306   Greenpoint Financial Corporation (d)                                     369,448
       5,856   Independence Community Bank Corporation                                  213,158
       4,309   IndyMac Bancorp, Inc.                                                    136,164
      18,593   New York Community Bancorp, Inc.                                         364,981
      21,636   Sovereign Bancorp, Inc. (d)                                              478,156
       3,747   Webster Financial Corporation                                            176,184
                                                                              -----------------
                                                                                      1,940,342
                                                                              -----------------
  HEALTH CARE (10.8%)
    Biotechnology (.8%)
       3,256   Charles River Laboratories International, Inc. (b)                       159,121
      21,514   Millennium Pharmaceuticals, Inc. (b) (d)                                 296,893
       6,646   Protein Design Labs, Inc. (b)                                            127,138
                                                                              -----------------
                                                                                        583,152
                                                                              -----------------

              See accompanying notes to investments in securities.

                                                                                   MARKET
    SHARES                                                                        VALUE(a)
---------------                                                               -----------------
  HEALTH CARE--CONTINUED
    Drugs (3.3%)
       7,366   Barr Laboratories, Inc. (b)                                    $         248,234
       3,960   Cephalon, Inc. (b)                                                       213,840
      15,131   Gilead Sciences, Inc. (b)                                              1,013,777
      13,936   IVAX Corporation (b) (d)                                                 334,325
       2,441   Par Pharmaceutical Cos, Inc. (b)                                          85,948
       4,988   Perrigo Company                                                           94,622
       6,042   Sepracor, Inc. (b) (d)                                                   319,622
       5,914   Valeant Pharmaceuticals International                                    118,280
       5,562   Vertex Pharmaceuticals, Inc. (b)                                          60,292
                                                                              -----------------
                                                                                      2,488,940
                                                                              -----------------
    Hospital Management (1.2%)
       6,973   Community Health Systems, Inc. (b)                                       186,667
       2,698   LifePoint Hospitals, Inc. (b)                                            100,420
       6,081   Pacificare Health Systems (b)                                            235,091
       5,369   Triad Hospitals, Inc. (b)                                                199,888
       4,118   Universal Health Services, Inc.                                          188,975
                                                                              -----------------
                                                                                        911,041
                                                                              -----------------
    Managed Care (1.2%)
       6,235   Coventry Health Care, Inc. (b)                                           304,892
       6,415   First Health Group Corporation (b)                                       100,138
       7,964   Health Net, Inc. (b)                                                     211,046
       5,752   Oxford Health Plans                                                      316,590
                                                                              -----------------
                                                                                        932,666
                                                                              -----------------
    Medical Products/Supplies (2.7%)
       6,314   Apogent Technologies, Inc. (b)                                           202,048
       7,803   Cytyc Corporation (b)                                                    197,962
       5,686   Dentsply International, Inc.                                             296,241
       4,203   Edwards Lifesciences Corporation (b)                                     146,475
       4,399   Hillenbrand Industries, Inc.                                             265,920
       4,828   Patterson Dental Company (b)                                             369,294
       4,798   Steris Corporation (b)                                                   108,243
       4,829   Varian Medical Systems, Inc (b)                                          383,181
       3,439   Visx, Inc. (b)                                                            91,890
                                                                              -----------------
                                                                                      2,061,254
                                                                              -----------------
    Special Services (1.6%)
       3,461   Apria Healthcare Group, Inc. (b)                               $          99,331
       4,432   Covance, Inc. (b)                                                        170,987
       3,075   Henry Schein, Inc. (b)                                                   194,156
       7,020   Lincare Holdings, Inc. (b)                                               230,677
       7,331   Omnicare, Inc.                                                           313,840
       4,702   Renal Care Group, Inc. (b)                                               155,777
                                                                              -----------------
                                                                                      1,164,768
                                                                              -----------------
  TECHNOLOGY (13.4%)
    Computer Hardware (.9%)
       5,123   Diebold, Inc.                                                            270,853
      12,742   Quantum Corporation (b)                                                   39,500
      11,400   Sandisk Corporation (b)                                                  247,266
       4,603   The Reynolds & Reynolds Company                                          106,467
                                                                              -----------------
                                                                                        664,086
                                                                              -----------------
    Computer Networking (.6%)
      27,557   3COM Corporation (b) (d)                                                 172,231
       6,241   Choicepoint, Inc. (b)                                                    284,964
                                                                              -----------------
                                                                                        457,195
                                                                              -----------------
    Computer Peripherals (.5%)
       3,462   Avocent Corporation (b)                                                  127,194
       7,927   Storage Technology Corporation (b)                                       229,883
                                                                              -----------------
                                                                                        357,077
                                                                              -----------------
    Computer Services & Software (4.4%)
       9,741   Activision, Inc. (b)                                                     154,882
       6,091   Acxiom Corporation                                                       151,240
       2,260   Advent Software, Inc. (b)                                                 40,838
       4,096   Ascential Software Corporation (b) (d)                                    65,495
      19,298   Cadence Design Systems, Inc. (b) (d)                                     282,330
      10,490   Ceridian Corporation (b)                                                 236,025
       4,438   Certegy, Inc.                                                            172,194
       8,984   Cognizant Technology Solutions Corporation (b)                           228,283
       3,673   CSG Systems International (b)                                             76,031
       4,989   Dun & Bradstreet Corporation (b)                                         268,957
       9,302   Gartner, Inc. (b)                                                        122,972
       4,477   Keane, Inc. (b)                                                           61,290
       4,878   Macromedia, Inc. (b)                                                     119,755
       8,293   McData Corporation (b)                                                    44,616

              See accompanying notes to investments in securities.

                                                                                   MARKET
    SHARES                                                                        VALUE(a)
---------------                                                               -----------------
  TECHNOLOGY--CONTINUED
       4,944   Mentor Graphics Corporation (b)                                $          76,484
       5,566   National Instruments Corporation                                         170,598
      11,672   Network Associates, Inc. (b)                                             211,613
       3,938   Retek, Inc. (b)                                                           24,179
       4,360   RSA Security, Inc. (b)                                                    89,249
       7,270   SEI Investments Company                                                  211,121
       6,841   Sybase, Inc. (b)                                                         123,138
      10,950   Synopsys, Inc. (b)                                                       311,308
       2,533   Transaction Systems Architects, Inc. (b)                                  54,535
       5,771   Wind River Systems, Inc. (b)                                              67,867
                                                                              -----------------
                                                                                      3,365,000
                                                                              -----------------
    Computer Systems (.4%)
       5,979   Checkfree Corporation (b)                                                179,370
       6,339   Jack Henry & Associates, Inc.                                            127,414
                                                                              -----------------
                                                                                        306,784
                                                                              -----------------
    Electrical Defense (.2%)
       2,669   Alliant Techsystems, Inc. (b)                                            169,054
                                                                              -----------------
    Electrical Instruments (1.2%)
       4,362   Beckman Coulter, Inc.                                                    266,082
       4,663   Harman International Industries, Inc.                                    424,333
       4,306   LTX Corporation (b)                                                       46,548
       2,689   Newport Corporation (b)                                                   43,481
       2,401   Varian, Inc. (b)                                                         101,202
                                                                              -----------------
                                                                                        881,646
                                                                              -----------------
    Electrical Semiconductor (.1%)
       6,801   Credence Systems Corporation (b)                                          93,854
                                                                              -----------------
    Electronics -- Computer Distribution (.9%)
       8,136   Arrow Electronics, Inc. (b)                                              218,208
       8,503   Avnet, Inc. (b)                                                          193,018
       5,453   Gentex Corporation                                                       216,375
       6,106   Kemet Corporation (b)                                                     74,615
                                                                              -----------------
                                                                                        702,216
                                                                              -----------------
    Electronic Components -- Semiconductor (3.4%)
      33,553   Atmel Corporation (b) (d)                                                198,634
       5,239   Cree, Inc. (b)                                                           121,964
       8,711   Cypress Semiconductor Corporation (b)                          $         123,609
       8,416   Fairchild Semiconductor International, Inc. (b)                          137,770
       2,527   Imation Corporation                                                      107,675
       5,124   Integrated Circuit Systems, Inc. (b)                                     139,168
       7,486   Integrated Device Technology, Inc. (b)                                   103,606
       4,666   International Rectifier Corporation (b)                                  193,266
       9,894   Intersil Corporation                                                     214,304
       9,461   Lam Research Corporation (b)                                             253,555
       7,986   Lattice Semiconductor Corporation (b)                                     55,982
       6,517   Micrel, Inc. (b)                                                          79,182
      14,691   Microchip Technology, Inc. (d)                                           463,354
       5,321   Semtech Corporation (b)                                                  125,256
       3,642   Silicon Laboratories, Inc. (b)                                           168,807
       9,608   Triquint Semiconductor, Inc. (b)                                          52,460
                                                                              -----------------
                                                                                      2,538,592
                                                                              -----------------
    Service -- Data Processing (.8%)
       5,960   DST Systems, Inc. (b)                                                    286,616
       4,980   Fair Isaac Corporation                                                   166,232
       8,497   The BISYS Group, Inc. (b)                                                119,468
                                                                              -----------------
                                                                                        572,316
                                                                              -----------------
  TRANSPORTATION (1.9%)
    Air Freight (.6%)
       6,031   CH Robinson Worldwide, Inc.                                              276,461
       3,562   CNF, Inc.                                                                148,037
                                                                              -----------------
                                                                                        424,498
                                                                              -----------------
    Airlines (.3%)
       1,841   Alaska Air Group, Inc. (b)                                                43,945
       7,236   JetBlue Airways Corporation (b)                                          212,594
                                                                              -----------------
                                                                                        256,539
                                                                              -----------------
    Shipping (.3%)
       3,001   Alexander & Baldwin, Inc.                                                100,383
       2,785   Overseas Shipholding Group                                               122,902
                                                                              -----------------
                                                                                        223,285
                                                                              -----------------

              See accompanying notes to investments in securities.

                                                                                   MARKET
    SHARES                                                                        VALUE(a)
---------------                                                               -----------------
  TRANSPORTATION--CONTINUED
    Trucking (.7%)
       3,479   GATX Corporation                                               $          94,629
       5,665   JB Hunt Transport Services, Inc.                                         218,556
       5,607   Swift Transportation Company, Inc. (b)                                   100,646
       5,604   Werner Enterprises, Inc.                                                 118,244
                                                                              -----------------
                                                                                        532,075
                                                                              -----------------
  UTILITIES (6.2%)
    Electric Companies (4.5%)
       6,230   Allete, Inc.                                                             207,459
       7,860   Alliant Energy Corporation                                               204,989
      13,810   Aquila, Inc. (b)                                                          49,164
       2,218   Black Hills Corporation                                                   69,867
       8,930   DPL, Inc.                                                                173,421
       5,378   Duquesne Light Holdings, Inc.                                            103,849
      10,341   Energy East Corporation                                                  250,769
       5,242   Great Plains Energy, Inc.                                                155,687
       5,674   Hawaiian Electric Industries                                             148,091
       2,631   Idacorp, Inc.                                                             71,037
       9,035   Northeast Utilities                                                      175,911
       3,757   NSTAR                                                                    179,885
       6,185   OGE Energy Corporation                                                   157,532
      12,155   Pepco Holdings, Inc.                                                     222,193
       4,264   PNM Resources, Inc.                                                       88,574
       7,008   Puget Energy, Inc.                                                       153,545
       7,844   SCANA Corporation                                                        285,286
       8,278   Sierra Pacific Resources (b)                                              63,823
       5,356   Vectren Corporation                                            $         134,382
       6,037   Westar Energy, Inc.                                                      120,197
       8,347   Wisconsin Energy Corporation                                             272,196
       2,620   WPS Resources Corporation                                                121,437
                                                                              -----------------
                                                                                      3,409,294
                                                                              -----------------
    Mining (.2%)
       3,856   Arch Coal, Inc.                                                          141,091
                                                                              -----------------
    Natural Gas (1.3%)
       4,575   AGL Resources, Inc.                                                      132,904
       8,244   MDU Resources Group, Inc.                                                198,103
       5,794   National Fuel Gas Company                                                144,850
       7,248   Oneok, Inc.                                                              159,384
       5,914   Questar Corporation                                                      228,517
       3,434   WGL Holdings, Inc.                                                        98,624
                                                                              -----------------
                                                                                        962,382
                                                                              -----------------
    Water Utilities (.2%)
       6,554   Aqua America, Inc.                                                       131,408
                                                                              -----------------
Total common stock
  (cost: $60,579,593)                                                                71,968,703
                                                                              -----------------
S&P DEPOSITORY RECEIPT (.5%)
       3,600   S&P MidCap 400 Index Depository Receipt                                  400,500
                                                                              -----------------
Total S&P MidCap 400 Index
  Depository Receipt (cost: $377,206)                                                   400,500
                                                                              -----------------

SHARES/PAR                                                                         RATE     MATURITY
----------                                                                        ------    --------
SHORT-TERM SECURITIES (24.0%)
  SECURITY LENDING COLLATERAL (20.4%)
    Commercial Paper (10.9%)
$    559,900   Concord Minutemen Capital Company (e)                               1.120%    08/06/04             560,640
     672,102   Corporate Asset Securities, Ltd. (e)                                1.310%    07/29/04             672,768
     560,124   CXC, Inc. (e)                                                       1.290%    07/27/04             560,640
     560,405   Gemini Securities Corporation (e)                                   1.300%    07/13/04             560,640
     553,817   Goldman Sachs Group, Inc. (e)                                       1.110%    07/01/04             560,640
     560,500   Jupiter Securities Corporation (e)                                  1.120%    07/08/04             560,640
     784,896   Legacy Capital Corporation (e)                                      1.100%    07/01/04             784,896
     560,640   Lehman Brothers Holdings (e)                                        1.123%    07/01/04             560,640

              See accompanying notes to investments in securities.

                                                                                                               MARKET
SHARES/PAR                                                                         RATE     MATURITY          VALUE(a)
----------                                                                        ------    --------    -----------------
  SECURITY LENDING COLLATERAL--CONTINUED
$    560,640   Liquid Funding, Ltd. (e)                                            1.070%    02/04/05   $         560,640
     560,522   Nieuw Amsterdam (e)                                                 1.100%    07/07/04             560,640
     560,505   Premium Asset Trust (e)                                             1.110%    07/01/04             560,640
     560,220   Regency Markets (e)                                                 1.300%    07/22/04             560,640
     560,259   Thames Asset Global Securities (e)                                  1.300%    07/20/04             560,640
     573,478   Ticonderoga Funding LLC (e)                                         1.320%    07/26/04             573,983
                                                                                                        -----------------
                                                                                                                8,198,687
                                                                                                        -----------------
    Corporate Note (.8%)
     616,753   Belford U.S. Capital Company LLC                                    1.100%    08/09/04             616,704
                                                                                                        -----------------
    Repurchase Agreement (8.7%)
   6,510,954   Tri-Party Repurchase Agreement account 1.550%,
                 due 07/01/04 (Collateralized by Corporate Obligations
                 dated 06/30/04; proceeds $6,510,954)                                                           6,510,954
                                                                                                        -----------------
               Total security lending collateral (cost: $15,315,715)                                           15,326,345
                                                                                                        -----------------
  INVESTMENT COMPANY (3.6%)
   1,700,000   One Group Institutional Prime Money Market, current rate 1.230%                                  1,700,000
     978,378   Federated Money Market Obligation Trust  Prime Obligation Fund,
                 current rate 1.055%                                                                              978,378
                                                                                                        -----------------
               Total investment company securities (cost: $2,678,378)                                           2,678,378
                                                                                                        -----------------
               Total short-term securities (cost: $17,994,093)                                                 18,004,723
                                                                                                        -----------------
               Total investments in securities (cost: $78,950,892) (f)                                  $      90,373,926
                                                                                                        =================

NOTES TO INVESTMENTS IN SECURITIES

HOLDINGS OF OPEN FUTURE CONTRACTS

On June 30, 2004, securities with an approximate aggregate market value of $3,811,783 have been segregated with the custodian to cover margin requirements for the following open futures contracts:

                                                          NUMBER OF     POSITION       UNREALIZED        UNREALIZED
     TYPE                             EXPIRATION          CONTRACTS       TYPE        APPRECIATION      DEPRECIATION
-------------------                 --------------        ---------     --------      ------------      ------------
S&P Mid 400(R) EMINI                September 2004          62            long          $ 51,790            $ 30
                                                            --                          --------            ----
                                                            62                          $ 51,790            $ 30
                                                            ==                          ========            ====

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) The Portfolio held .4% of net assets in foreign securities at June 30, 2004.
(d) Fully or partially pledged as initial margin deposits on open index futures purchased contracts.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 10.9% of the Portfolio's net assets at June 30, 2004.
(f) At June 30, 2004 the cost of securities for federal income tax purposes was $64,198,814. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                      $      15,621,100
     Gross unrealized depreciation                                                                             (4,772,334)
                                                                                                        -----------------
     Net unrealized appreciation                                                                        $      10,848,766
                                                                                                        =================

              See accompanying notes to investments in securities.

Real Estate Securities Portfolio Investments in Securities
JUNE 30, 2004
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                   MARKET
    SHARES                                                                        VALUE(a)
---------------                                                               -----------------
  COMMON STOCK (97.5%)
    CONSUMER CYCLICAL (8.2%)
      Construction (.6%)
      19,800   WCI Communities, Inc. (b)                                      $         441,738
                                                                              -----------------
      Lodging -- Hotel (7.6%)
      77,400   Equity Inns, Inc.                                                        719,046
      18,800   Fairmont Hotels & Resorts, Inc. (c)                                      506,660
     108,500   Hilton Hotels Corporation                                              2,024,610
     106,400   Strategic Hotel Capital, Inc. (b)                                      1,564,080
                                                                              -----------------
                                                                                      4,814,396
                                                                              -----------------
  FINANCIAL (89.3%)
    Finance -- Diversified (.8%)
      48,300   Spirit Finance Corporation (e)                                           483,000
                                                                              -----------------
    Lodging -- Hotel (3.3%)
      46,500   Starwood Hotels & Resorts Worldwide, Inc.                              2,085,525
                                                                              -----------------
    Real Estate (4.8%)
      71,500   Brookfield Properties Company (c)                                      2,055,625
       9,300   Forest City Enterprises, Inc.                                            492,900
      13,000   The St. Joe Company                                                      516,100
                                                                              -----------------
                                                                                      3,064,625
                                                                              -----------------
    Real Estate Investment Trust-- Apartments (11.9%)
     127,010   Boardwalk Real Estate Investment Trust
                 (Canadian Dollar) (c)                                                1,501,815
      21,400   BRE Properties, Inc.                                                     743,650
      13,100   Camden Property Trust                                                    599,980
      71,500   Equity Residential                                                     2,125,695
      13,148   Essex Property Trust, Inc.                                               898,666
      86,900   United Dominion Realty Trust, Inc.                                     1,718,882
                                                                              -----------------
                                                                                      7,588,688
                                                                              -----------------
    Real Estate Investment Trust-- Diversified (4.8%)
      11,000   Capital Automotive                                                       322,630
      29,800   Entertainment Properties Trust                                         1,065,052
      32,100   First Potomac Realty Trust                                               615,357
      12,900   Global Signal, Inc. (b)                                        $         283,155
      18,600   Newcastle Investment Corporation                                         557,070
       3,600   Vornado Realty Trust                                                     205,596
                                                                              -----------------
                                                                                      3,048,860
                                                                              -----------------
    Real Estate Investment Trust-- Health Care (3.0%)
      34,000   LTC Properties, Inc.                                                     564,400
      29,000   Omega Healthcare Investors, Inc.                                         291,160
      45,100   Ventas, Inc.                                                           1,053,085
                                                                              -----------------
                                                                                      1,908,645
                                                                              -----------------
    Real Estate Investment Trust-- Hotels (4.2%)
      70,300   Hersha Hospitality Trust                                                 694,564
      26,200   Host Marriott Corporation (b)                                            323,832
     162,500   Winston Hotels, Inc.                                                   1,681,875
                                                                              -----------------
                                                                                      2,700,271
                                                                              -----------------
    Real Estate Investment Trust-- Manfactured Housing (1.6%)
      61,900   Affordable Residential Communities                                     1,027,540
                                                                              -----------------
    Real Estate Investment Trust-- Office Property (16.6%)
      24,100   Alexandria Real Estate Equities, Inc.                                  1,368,398
      26,300   Boston Properties, Inc.                                                1,317,104
      56,900   Brandywine Realty Trust                                                1,547,111
      53,400   CarrAmerica Realty Corporation                                         1,614,282
      18,900   Corporate Office Properties Trust SBI MD                                 469,665
      42,500   Cousins Properties, Inc.                                               1,400,375
      11,200   Mack-Cali Realty Corporation                                             463,456
      12,600   Maguire Properties, Inc.                                                 312,102
      31,800   Prentiss Properties Trust                                              1,065,936
      21,900   SL Green Realty Corporation                                            1,024,920
                                                                              -----------------
                                                                                     10,583,349
                                                                              -----------------
    Real Estate Investment Trust-- Regional Mall (18.7%)
      23,100   CBL & Associates Properties, Inc.                                      1,270,500

              See accompanying notes to investments in securities.

                                                                                   MARKET
    SHARES                                                                        VALUE(a)
---------------                                                               -----------------
  FINANCIAL--CONTINUED
      90,500   General Growth Properties, Inc.                                $       2,676,085
      34,100   Simon Property Group, Inc.                                             1,753,422
      35,200   Tanger Factory Outlet Centers, Inc.                                    1,376,320
      56,500   The Mills Corporation                                                  2,638,550
      45,600   The Rouse Company                                                      2,166,000
                                                                              -----------------
                                                                                     11,880,877
                                                                              -----------------
    Real Estate Investment Trust-- Shopping Centers (1.7%)
      13,000   Pan Pacific Retail Properties, Inc.                                      656,760
      10,200   Regency Centers Corporation                                              437,580
                                                                              -----------------
                                                                                      1,094,340
                                                                              -----------------
    Real Estate Investment Trust-- Shopping Retail (8.9%)
      77,100   Developers Diversified Realty Corporation                              2,727,027
      66,600   Equity One, Inc.                                                       1,204,128
      37,550   Kimco Realty Corporation                                               1,708,525
                                                                              -----------------
                                                                                      5,639,680
                                                                              -----------------
    Real Estate Investment Trust-- Warehouse/Industrial (9.0%)
      18,900   AMB Property Corporation                                                 654,507
     117,500   Prologis                                                       $       3,868,100
      29,400   PS Business Parks, Inc.                                                1,183,056
                                                                              -----------------
                                                                                      5,705,663
                                                                              -----------------
Total common stock
  (cost: $49,162,519)                                                                62,067,197
                                                                              -----------------
PREFERRED STOCKS (1.1%)
  FINANCIAL (1.1%)
    Real Estate Investment Trust-- Diversified (.2%)
       5,200   IStar Financial, Inc.                                                    128,700
                                                                              -----------------
    Real Estate Investment Trust-- Hotels (.5%)
       6,500   LaSalle Hotel Properties                                                 162,500
       6,900   Winston Hotels, Inc.                                                     165,738
                                                                              -----------------
                                                                                        328,238
                                                                              -----------------
    Real Estate Investment Trust-- Warehouse/Industrial (.4%)
      11,600   PS Business Parks, Inc.                                                  261,580
                                                                              -----------------
Total preferred stocks
  (cost: $755,000)                                                                      718,518
                                                                              -----------------


SHARES/PAR                                                                         RATE     MATURITY
----------                                                                        ------    --------
SHORT-TERM SECURITIES (16.6%)
  SECURITY LENDING COLLATERAL (15.2%)
    Commercial Paper (8.1%)
$    352,884   Concord Minutemen Capital Company (d)                               1.120%    08/06/04             353,350
     423,600   Corporate Asset Securities, Ltd. (d)                                1.310%    07/29/04             424,020
     353,025   CXC, Inc. (d)                                                       1.290%    07/27/04             353,350
     353,202   Gemini Securities Corporation (d)                                   1.300%    07/13/04             353,350
     349,050   Goldman Sachs Group, Inc. (d)                                       1.110%    07/01/04             353,350
     353,262   Jupiter Securities Corporation (d)                                  1.120%    07/08/04             353,350
     494,690   Legacy Capital Corporation (d)                                      1.100%    07/01/04             494,690
     353,350   Lehman Brothers Holdings (d)                                        1.123%    07/01/04             353,350
     353,350   Liquid Funding, Ltd. (d)                                            1.070%    02/04/05             353,350

              See accompanying notes to investments in securities.

                                                                                                             MARKET
SHARES/PAR                                                                         RATE     MATURITY        VALUE (a)
----------                                                                        ------    --------    -----------------
SECURITY LENDING COLLATERAL--(CONTINUED)
$    353,276   Nieuw Amsterdam (d)                                                 1.100%    07/07/04   $         353,350
     353,265   Premium Asset Trust (d)                                             1.110%    07/01/04             353,350
     353,085   Regency Markets (d)                                                 1.300%    07/22/04             353,350
     353,110   Thames Asset Global Securities (d)                                  1.300%    07/20/04             353,350
     361,441   Ticonderoga Funding LLC (d)                                         1.320%    07/26/04             361,760
                                                                                                        -----------------
                                                                                                                5,167,320
                                                                                                        -----------------
    Corporate Note (.6%)
     388,716   Belford U.S. Capital Company                                        1.100%    08/09/04             388,685
                                                                                                        -----------------
    Repurchase Agreement (6.5%)
   4,103,606   Tri-Party Repurchase Agreement account 1.550%,
                 due 07/01/04 (Collateralized by Corporate Obligations
                 dated 06/30/04; proceeds $4,103,606)                                                           4,103,606
                                                                                                        -----------------
               Total security lending collateral (cost: $9,652,912)                                             9,659,611
                                                                                                        -----------------
INVESTMENT COMPANY (1.4%)
     907,079   Federated Money Market Obligation Trust -- Prime Obligation Fund,
                 current rate, 1.055%                                                                             907,079
                                                                                                        -----------------
               Total investment company securities (cost: $907,079)                                               907,079
                                                                                                        -----------------
               Total short-term securities (cost: $10,559,991)                                                 10,566,690
                                                                                                        -----------------
               Total investments in securities (cost: $60,477,510) (f)                                  $      73,352,405
                                                                                                        =================

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) The Portfolio held 2.4% of net assets in foreign securities at June 30, 2004.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 6.4% of the Portfolio's net assets at June 30, 2004.
(e) This security is being fair-valued according to procedures approved by the Board of Directors.
(f) At June 30, 2004 the cost of securities for federal income tax purposes was $51,111,419. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                      $      12,817,783
     Gross unrealized depreciation                                                                               (236,408)
                                                                                                        -----------------
     Net unrealized appreciation                                                                        $      12,581,375
                                                                                                        =================

              See accompanying notes to investments in securities.

                 (This page has been left blank intentionally.)

ADVANTUS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2004
(UNAUDITED)

                                                                                              MONEY         MORTGAGE
                                                                             BOND            MARKET        SECURITIES
                                                                           PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                         -------------    -------------   -------------
                                ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                        $ 289,137,888    $  87,194,043   $ 248,157,784
Cash in bank on demand deposit                                                       -              119               -
Foreign currency in bank on deposit
  (identified cost: $61,902)                                                         -                -               -
Receivable for Fund shares sold                                                      -                -               -
Receivable for investment securities sold
  (including paydowns)                                                               -                -      27,135,052
Dividends and accrued interest receivable                                    2,577,703           66,871       1,301,323
Receivable for refundable foreign income taxes withheld                              -                -               -
Collateral for securities loaned (note 5)                                   29,554,828                -               -
Other receivables                                                                4,758                -               -
Unrealized appreciation on forward foreign
  currency contracts held, at value                                                  -                -               -
Variation margin receivable                                                          -                -               -
                                                                         -------------    -------------   -------------
      Total assets                                                         321,275,177       87,261,033     276,594,159
                                                                         -------------    -------------   -------------
                              LIABILITIES
Bank overdraft                                                                  37,681                -          62,078
Payable for Fund shares repurchased                                              2,595          478,701         229,765
Payable for investment securities purchased                                  3,964,681                -      43,472,168
Dividends payable to shareholders                                                    -           34,412               -
Payable to Advisor                                                             145,476           43,028         119,091
Accrued expenses                                                                33,451           18,667          31,573
Other payables                                                                       -                -          47,160
Unrealized depreciation on forward foreign currency
  contracts held, at value                                                           -                -               -
Payable upon return of securities loaned (note 5)                           29,554,828                -               -
                                                                         -------------    -------------   -------------
      Total liabilities                                                     33,738,712          574,808      43,961,835
                                                                         -------------    -------------   -------------
Net assets applicable to outstanding
  capital stock                                                          $ 287,536,465    $  86,686,225   $ 232,632,324
                                                                         =============    =============   =============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01 par value       $   2,088,885    $     866,862   $   1,717,781
   Additional paid-in capital                                              279,127,970       85,819,363     226,320,308
   Undistributed (distributions in excess of) net investment income          6,344,241                -       6,259,772
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                              511,890                -      (1,321,230)
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies               (536,521)               -        (344,307)
                                                                         -------------    -------------   -------------
      Total - representing net assets applicable to outstanding
       capital stock                                                     $ 287,536,465    $  86,686,225   $ 232,632,324
                                                                         =============    =============   =============
Net assets value per share of outstanding capital stock                  $        1.38    $        1.00   $        1.35
                                                                         =============    =============   =============
 * Identified cost                                                       $ 289,674,410    $  87,194,043   $ 248,502,091
** Shares outstanding                                                      208,888,533       86,686,225     171,778,086
 + Including securities on loan of                                       $  29,080,311    $           -   $           -

See accompanying notes to financial statements.

                                                                                            MATURING        MATURING
                                                                                           GOVERNMENT      GOVERNMENT
                                                                           INDEX 500        BOND 2006       BOND 2010
                                                                           PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                         -------------    -------------   -------------
                             ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                        $ 613,167,859    $   8,691,775   $   7,078,489
Cash in bank on demand deposit                                                   3,813                -               -
Foreign currency in bank on deposit
  (identified cost: $61,902)
Receivable for Fund shares sold                                                306,083                -               -
Receivable for investment securities sold
  (including paydowns)
Dividends and accrued interest receivable                                      688,371                5              15
Receivable for refundable foreign income taxes withheld
Collateral for securities loaned (note 5)                                   80,725,750        1,335,697          83,652
Other receivables                                                                7,754                5              31
Unrealized appreciation on forward foreign
  currency contracts held, at value
Variation margin receivable                                                     19,980                -               -
                                                                         -------------    -------------   -------------
      Total assets                                                         694,919,610       10,027,482       7,162,187
                                                                         -------------    -------------   -------------
                           LIABILITIES
Bank overdraft
Payable for Fund shares repurchased                                                  -              269              80
Payable for investment securities purchased                                     30,620                -               -
Dividends payable to shareholders
Payable to Advisor                                                             210,109            5,640           5,237
Accrued expenses                                                                64,979            9,757          10,033
Other payables
Unrealized depreciation on forward foreign currency
  contracts held, at value
Payable upon return of securities loaned (note 5)                           80,725,750        1,335,697          83,652
                                                                         -------------    -------------   -------------
      Total liabilities                                                     81,031,458        1,351,363          99,002
                                                                         -------------    -------------   -------------
Net assets applicable to outstanding
  capital stock                                                          $ 613,888,152    $   8,676,119   $   7,063,185
                                                                         =============    =============   =============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01 par value       $   1,721,719    $      62,182   $      45,856
   Additional paid-in capital                                              424,377,104        7,746,479       6,261,290
   Undistributed (distributions in excess of) net investment income          3,681,755          200,230         144,053
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                          (26,280,465)          94,221          35,398
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies            210,388,039          573,007         576,588
                                                                         -------------    -------------   -------------
      Total - representing net assets applicable to outstanding
       capital stock                                                     $ 613,888,152    $   8,676,119   $   7,063,185
                                                                         =============    =============   =============
Net assets value per share of outstanding capital stock                  $        3.57    $        1.40   $        1.54
                                                                         =============    =============   =============
 * Identified cost                                                       $ 402,805,356    $   8,118,767   $   6,501,902
** Shares outstanding                                                      172,171,927        6,218,188       4,585,612
 + Including securities on loan of                                       $  78,525,413    $   1,311,258   $      78,390

                                                                         INTERNATIONAL     INDEX 400       REAL ESTATE
                                                                             BOND           MID-CAP        SECURITIES
                                                                           PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                         -------------   -------------    -------------
                             ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                        $  58,983,361   $  75,047,580    $  63,692,794
Cash in bank on demand deposit                                                       -               -            9,154
Foreign currency in bank on deposit
  (identified cost: $61,902)                                                    64,304               -                -
Receivable for Fund shares sold                                                  4,125         190,547                -
Receivable for investment securities sold
  (including paydowns)                                                                               -                -
Dividends and accrued interest receivable                                    1,019,127          46,126          243,508
Receivable for refundable foreign income taxes withheld                          2,017               -                -
Collateral for securities loaned (note 5)                                    3,996,100      15,326,345        9,659,611
Other receivables                                                                                1,772              871
Unrealized appreciation on forward foreign
  currency contracts held, at value                                            584,567               -                -
Variation margin receivable                                                          -          25,630                -
                                                                         -------------   -------------    -------------
      Total assets                                                          64,653,601      90,638,000       73,605,938
                                                                         -------------   -------------    -------------
                           LIABILITIES
Bank overdraft
Payable for Fund shares repurchased                                                  -               -          136,066
Payable for investment securities purchased                                          -               -           98,962
Dividends payable to shareholders
Payable to Advisor                                                              45,513          38,006           50,872
Accrued expenses                                                                12,893           9,423           19,410
Other payables
Unrealized depreciation on forward foreign currency
  contracts held, at value                                                     181,315               -                -
Payable upon return of securities loaned (note 5)                            3,996,100      15,326,345        9,659,611
                                                                         -------------   -------------    -------------
      Total liabilities                                                      4,235,821      15,373,774        9,964,921
                                                                         -------------   -------------    -------------
Net assets applicable to outstanding
  capital stock                                                          $  60,417,780   $  75,264,226    $  63,641,017
                                                                         =============   =============    =============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01 par value       $     473,319   $     549,529    $     412,959
   Additional paid-in capital                                               57,222,662      63,317,293       47,045,590
   Undistributed (distributions in excess of) net investment income            821,716         208,974          335,769
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                              889,322        (275,734)       2,721,631
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies              1,010,761      11,464,164       13,125,068
                                                                         -------------   -------------    -------------
      Total - representing net assets applicable to outstanding
       capital stock                                                     $  60,417,780   $  75,264,226    $  63,641,017
                                                                         =============   =============    =============
Net assets value per share of outstanding capital stock                  $        1.28   $        1.37    $        1.54
                                                                         =============   =============    =============
 * Identified cost                                                       $  58,381,158   $  63,635,177    $  50,567,726
** Shares outstanding                                                       47,331,921      54,952,910       41,295,944
 + Including securities on loan of                                       $   3,759,256   $  14,907,133    $   9,448,346

STATEMENTS OF OPERATIONS
PERIOD FROM JANUARY 1, 2004 TO JUNE 30, 2004
(UNAUDITED)

                                                                                              MONEY         MORTGAGE
                                                                             BOND            MARKET        SECURITIES
                                                                           PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                         -------------    -------------   -------------
Investment Income
  Interest (net of foreign witholding taxes of $14,578 for
   International Bond Portfolio                                          $   7,134,393    $     471,859   $   7,011,532
  Dividends (net of foreign witholding taxes of $6,089 for
   Real Estate Securities Portfolio)                                            84,730                -               -
  Income from securities lending activities                                     28,385                -               -
                                                                         -------------    -------------   -------------
     Total investment income                                                 7,247,508          471,859       7,011,532
                                                                         -------------    -------------   -------------
Expenses (note 4):
  Investment advisory fee                                                      433,524          111,828         356,127
  Rule 12b-1 fees                                                              361,270          111,828         296,772
  Administrative services fee                                                   14,400           14,400          14,400
  Custodian fees                                                                 4,818            2,515           4,496
  Audit and accounting services                                                 48,204           15,995          44,499
  Legal fees                                                                     5,732            2,551           6,244
  Registration fees                                                                  -                -              13
  Printing and shareholder reports                                              16,576              547          13,910
  Director's fees                                                               11,126            3,903           9,184
  Insurance                                                                      3,249            1,421           2,516
  S & P licensing fee                                                                -                -               -
  Other                                                                          4,368                -           3,599
                                                                         -------------    -------------   -------------
     Total expenses                                                            903,267          264,988         751,760
                                                                         -------------    -------------   -------------
     Investment income (loss) - net                                          6,344,241          206,871       6,259,772
Realized and unrealized gains (losses) on investments
  and foreign currencies:
   Net realized gains (losses) from:
     Investments (note 3)                                                      818,481                -        (738,501)
     Foreign currency transactions                                                   -                -               -
     Futures transactions                                                            -                -               -
   Net change in unrealized appreciation or depreciation on:
     Investments                                                            (6,256,829)               -      (3,231,974)
     Translation of assets and liabilities in foreign currency                       -                -               -
     Futures transactions                                                            -                -               -
                                                                         -------------    -------------   -------------
Net gains (losses) on investments                                           (5,438,348)               -      (3,970,475)
                                                                         -------------    -------------   -------------
Net increase (decrease) in net assets resulting from operations          $     905,893    $     206,871   $   2,289,297
                                                                         =============    =============   =============

See accompanying notes to financial statements.

                                                                                            MATURING        MATURING
                                                                                           GOVERNMENT      GOVERNMENT
                                                                           INDEX 500        BOND 2006       BOND 2010
                                                                           PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                         -------------    -------------   -------------
Investment Income
  Interest (net of foreign witholding taxes of $14,578 for
   International Bond Portfolio                                          $      33,166    $     249,557   $     190,983
  Dividends (net of foreign witholding taxes of $6,089 for
   Real Estate Securities Portfolio)                                         4,852,312                -               -
  Income from securities lending activities                                     41,258              252             166
                                                                         -------------    -------------   -------------
     Total investment income                                                 4,926,736          249,809         191,149
                                                                         -------------    -------------   -------------
Expenses (note 4):
  Investment advisory fee                                                      361,715           11,579           9,270
  Rule 12b-1 fees                                                              748,464                -               -
  Administrative services fee                                                   14,400           14,400          14,400
  Custodian fees                                                                13,930            1,728           1,713
  Audit and accounting services                                                 54,360           20,040          20,332
  Legal fees                                                                     8,562              292             312
  Registration fees                                                                  -                -               -
  Printing and shareholder reports                                              12,952              340             283
  Director's fees                                                               23,366              329             221
  Insurance                                                                      7,232              243              52
  S & P licensing fee
  Other                                                                              -              628             513
                                                                         -------------    -------------   -------------
     Total expenses                                                          1,244,981           49,579          47,096
                                                                         -------------    -------------   -------------
     Investment income (loss) - net                                          3,681,755          200,230         144,053
Realized and unrealized gains (losses) on investments
  and foreign currencies:
   Net realized gains (losses) from:
     Investments (note 3)                                                      156,309          104,734          41,501
     Foreign currency transactions                                                                                    -
     Futures transactions                                                      315,535                -               -
   Net change in unrealized appreciation or depreciation on:
     Investments                                                            15,157,532         (345,751)       (232,658)
     Translation of assets and liabilities in foreign currency                                                        -
     Futures transactions                                                     (143,636)               -               -
                                                                         -------------    -------------   -------------
Net gains (losses) on investments                                           15,485,740         (241,017)       (191,157)
                                                                         -------------    -------------   -------------
Net increase (decrease) in net assets resulting from operations          $  19,167,495    $     (40,787)  $     (47,104)
                                                                         =============    =============   =============

                                                                         INTERNATIONAL     INDEX 400       REAL ESTATE
                                                                             BOND           MID-CAP        SECURITIES
                                                                           PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                         -------------   -------------    -------------
Investment Income
  Interest (net of foreign witholding taxes of $14,578 for
   International Bond Portfolio                                          $   1,027,789   $      21,910    $       6,940
  Dividends (net of foreign witholding taxes of $6,089 for
   Real Estate Securities Portfolio)                                                 -         384,003          658,661
  Income from securities lending activities                                      6,583          11,014            6,126
                                                                         -------------   -------------    -------------
     Total investment income                                                 1,034,372         416,927          671,727
                                                                         -------------   -------------    -------------
Expenses (note 4):
  Investment advisory fee                                                      193,310          52,066          196,525
  Rule 12b-1 fees                                                               80,546          86,776           81,885
  Administrative services fee                                                   14,400          14,400           14,400
  Custodian fees                                                                19,567           6,888            5,034
  Audit and accounting services                                                 36,738          31,666           29,717
  Legal fees                                                                     1,101             946              934
  Registration fees                                                                  -              50                -
  Printing and shareholder reports                                               3,015           2,662            2,536
  Director's fees                                                                2,551           2,514            2,460
  Insurance                                                                        870             991            1,067
  S & P licensing fee                                                                            7,651                -
  Other                                                                          1,159           1,343            1,400
                                                                         -------------   -------------    -------------
     Total expenses                                                            353,257         207,953          335,958
                                                                         -------------   -------------    -------------
     Investment income (loss) - net                                            681,115         208,974          335,769
Realized and unrealized gains (losses) on investments
  and foreign currencies:
   Net realized gains (losses) from:
     Investments (note 3)                                                      (99,049)        984,348        2,855,305
     Foreign currency transactions                                             991,011               -             (693)
     Futures transactions                                                            -          58,090                -
   Net change in unrealized appreciation or depreciation on:
     Investments                                                            (3,586,489)      2,689,196         (171,091)
     Translation of assets and liabilities in foreign currency                 489,415               -                -
     Futures transactions                                                            -         (52,585)               -
                                                                         -------------   -------------    -------------
Net gains (losses) on investments                                           (2,205,112)      3,679,049        2,683,521
                                                                         -------------   -------------    -------------
Net increase (decrease) in net assets resulting from operations          $  (1,523,997)  $   3,888,023    $   3,019,290
                                                                         =============   =============    =============

STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM JANUARY 1, 2004 TO JUNE 30, 2004 AND YEAR ENDED DECEMBER 31, 2003 (UNAUDITED)

                                                                                                MONEY
                                                                BOND                            MARKET
                                                             PORTFOLIO                        PORTFOLIO
                                                   ------------------------------   ------------------------------
                                                       2004             2003            2004             2003
                                                   -------------    -------------   -------------    -------------
Operations:
   Investment income (loss) - net                  $   6,344,241    $  12,392,982   $     206,871    $     817,608
   Net realized gains (losses) on investments            818,481        6,188,646               -                -
   Net change in unrealized appreciation or
    depreciation of investments                       (6,256,829)      (3,728,404)              -                -
                                                   -------------    -------------   -------------    -------------
    Net increase (decrease) in net assets
     resulting from operations                           905,893       14,853,224         206,871          817,608
                                                   -------------    -------------   -------------    -------------
Distributions to shareholders from:
   Investment income - net                                     -                -        (206,871)        (817,608)
                                                   -------------    -------------   -------------    -------------
      Total distributions                                      -                -        (206,871)        (817,608)
                                                   -------------    -------------   -------------    -------------
Capital share transactions (note 6):
   Proceeds from sales                                 7,402,883       30,448,307      17,327,686       41,211,415
   Shares issued as a result of reinvested
    distributions                                              -                -         224,298          774,197
   Payments for redemption of shares                  (7,706,762)     (34,853,129)    (26,934,486)    (109,620,080)
                                                   -------------    -------------   -------------    -------------
      Increase (decrease) in net assets from
       capital share transactions                       (303,879)      (4,404,822)     (9,382,502)     (67,634,468)
                                                   -------------    -------------   -------------    -------------
      Total increase (decrease) in net assets            602,014       10,448,402      (9,382,502)     (67,634,468)
Net assets at beginning of year                      286,934,451      276,486,049      96,068,727      163,703,195
                                                   -------------    -------------   -------------    -------------
Net assets at end of period*                       $ 287,536,465    $ 286,934,451   $  86,686,225    $  96,068,727
                                                   =============    =============   =============    =============
*  including (distributions in excess of)
   undistributed net investment income of          $   6,344,241    $           -   $           -    $           -

See accompanying notes to financial statements.

                                                             MORTGAGE
                                                            SECURITIES                       INDEX 500
                                                             PORTFOLIO                       PORTFOLIO
                                                   -----------------------------   -----------------------------
                                                       2004            2003            2004            2003
                                                   -------------   -------------   -------------   -------------
Operations:
   Investment income (loss) - net                  $   6,259,772   $  13,953,727   $   3,681,755   $   6,335,826
   Net realized gains (losses) on investments           (738,501)         10,587         471,844        (666,206)
   Net change in unrealized appreciation or
    depreciation of investments                       (3,231,974)     (3,714,438)     15,013,896     115,994,232
                                                   -------------   -------------   -------------   -------------
    Net increase (decrease) in net assets
     resulting from operations                         2,289,297      10,249,876      19,167,495     121,663,852
                                                   -------------   -------------   -------------   -------------
Distributions to shareholders from:
   Investment income - net                                     -               -               -               -
                                                   -------------   -------------   -------------   -------------
      Total distributions                                      -               -               -               -
                                                   -------------   -------------   -------------   -------------
Capital share transactions (note 6):
   Proceeds from sales                                 2,608,225      25,357,821      17,432,558      97,114,557
   Shares issued as a result of reinvested
    distributions                                              -               -               -               -
   Payments for redemption of shares                 (14,262,301)    (43,412,494)     (9,553,877)    (50,833,812)
                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from
       capital share transactions                    (11,654,076)    (18,054,673)      7,878,681      46,280,745
                                                   -------------   -------------   -------------   -------------
      Total increase (decrease) in net assets         (9,364,779)     (7,804,797)     27,046,176     167,944,597
Net assets at beginning of year                      241,997,103     249,801,900     586,841,976     418,897,379
                                                   -------------   -------------   -------------   -------------
Net assets at end of period*                       $ 232,632,324   $ 241,997,103   $ 613,888,152   $ 586,841,976
                                                   =============   =============   =============   =============
*  including (distributions in excess of)
   undistributed net investment income of          $   6,259,772   $           -   $   3,681,755   $           -

                                                             MATURING
                                                            GOVERNMENT
                                                             BOND 2006
                                                             PORTFOLIO
                                                   -----------------------------
                                                       2004            2003
                                                   -------------   -------------
Operations:
   Investment income (loss) - net                  $     200,230   $     438,761
   Net realized gains (losses) on investments            104,734         107,914
   Net change in unrealized appreciation or
    depreciation of investments                         (345,751)       (326,878)
                                                   -------------   -------------
    Net increase (decrease) in net assets
     resulting from operations                           (40,787)        219,797
                                                   -------------   -------------
Distributions to shareholders from:
   Investment income - net                                     -               -
                                                   -------------   -------------
      Total distributions                                      -               -
                                                   -------------   -------------
Capital share transactions (note 6):
   Proceeds from sales                                    66,941       1,854,083
   Shares issued as a result of reinvested
    distributions                                              -               -
   Payments for redemption of shares                  (1,305,943)     (2,767,548)
                                                   -------------   -------------
      Increase (decrease) in net assets from
       capital share transactions                     (1,239,002)       (913,465)
                                                   -------------   -------------
      Total increase (decrease) in net assets         (1,279,789)       (693,668)
Net assets at beginning of year                        9,955,908      10,649,576
                                                   -------------   -------------
Net assets at end of period*                       $   8,676,119   $   9,955,908
                                                   =============   =============
*  including (distributions in excess of)
   undistributed net investment income of          $     200,230   $           -

                                                              MATURING
                                                             GOVERNMENT                      INTERNATIONAL
                                                              BOND 2010                          BOND
                                                              PORTFOLIO                       PORTFOLIO
                                                   ------------------------------   ------------------------------
                                                       2004             2003            2004             2003
                                                   -------------    -------------   -------------    -------------
Operations:
   Investment income (loss) - net                  $     144,053    $     349,614   $     681,115    $   1,601,829
   Net realized gains (losses) on investments
    and foreign currencies                                41,501          101,197         891,962        8,590,402
   Net change in unrealized appreciation or
    depreciation of investments                         (232,658)        (190,348)     (3,097,074)       1,354,203
                                                   -------------    -------------   -------------    -------------
    Net increase (decrease) in net assets
     resulting from operations                           (47,104)         260,463      (1,523,997)      11,546,434
                                                   -------------    -------------   -------------    -------------
Capital share transactions (note 5):
   Proceeds from sales                                   361,468        1,866,320       4,236,345       14,540,577
   Shares issued as a result of reinvested
    distributions                                              -                -               -                -
   Payments for redemption of shares                    (905,434)      (3,831,413)    (10,606,736)     (11,457,486)
                                                   -------------    -------------   -------------    -------------
      Increase (decrease) in net assets from
       capital share transactions                       (543,966)      (1,965,093)     (6,370,391)       3,083,091
                                                   -------------    -------------   -------------    -------------
      Total increase (decrease) in net assets           (591,070)      (1,704,630)     (7,894,388)      14,629,525
Net assets at beginning of year                        7,654,255        9,358,885      68,312,168       53,682,643
                                                   -------------    -------------   -------------    -------------
Net assets at end of period*                       $   7,063,185    $   7,654,255   $  60,417,780    $  68,312,168
                                                   =============    =============   =============    =============
*  including (distributions in excess of)
   undistributed net investment income of          $     144,053    $           -   $     821,716    $     140,601

See accompanying notes to financial statements.

                                                             INDEX 400                      REAL ESTATE
                                                              MID-CAP                       SECURITIES
                                                             PORTFOLIO                       PORTFOLIO
                                                   -----------------------------   -----------------------------
                                                       2004            2003            2004            2003
                                                   -------------   -------------   -------------   -------------
Operations:
   Investment income (loss) - net                  $     208,974   $     301,237   $     335,769   $   1,201,296
   Net realized gains (losses) on investments
    and foreign currencies                             1,042,438         127,342       2,854,612       2,810,288
   Net change in unrealized appreciation or
    depreciation of investments                        2,636,611      14,468,063        (171,091)     11,758,356
                                                   -------------   -------------   -------------   -------------
    Net increase (decrease) in net assets
     resulting from operations                         3,888,023      14,896,642       3,019,290      15,769,940
                                                   -------------   -------------   -------------   -------------
Capital share transactions (note 5):
   Proceeds from sales                                10,052,526      17,096,094      11,059,855      15,161,956
   Shares issued as a result of reinvested
    distributions
   Payments for redemption of shares                  (2,434,553)    (10,070,000)    (11,102,618)     (4,179,420)
                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from
       capital share transactions                      7,617,973       7,026,094         (42,763)     10,982,536
                                                   -------------   -------------   -------------   -------------
      Total increase (decrease) in net assets         11,505,996      21,922,736       2,976,527      26,752,476
Net assets at beginning of year                       63,758,230      41,835,494      60,664,490      33,912,014
                                                   -------------   -------------   -------------   -------------
Net assets at end of period*                       $  75,264,226   $  63,758,230   $  63,641,017   $  60,664,490
                                                   =============   =============   =============   =============
*  including (distributions in excess of)
   undistributed net investment income of          $     208,974   $           -   $     335,769   $           -

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004
(UNAUDITED)

(1)   ORGANIZATION

      Advantus Series Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company with a series of nine portfolios (each a Portfolio and collectively the Fund: Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap and Real Estate Securities). Each Portfolio is diversified except International Bond. The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's (Minnesota Life) separate accounts in connection with Minnesota Life variable contracts and policies, or to separate accounts of other affiliated or unaffiliated life insurance companies.

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed consistently by the Fund are as follows:

   USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

      Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities, with the exception of those held in Money Market and International Bond Portfolios, are valued at market. For International Bond Portfolio, short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. However, there is no assurance the Money Market portfolio will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date, or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

International Bond also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. International Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Bond is subject to the credit risk that the other party will not complete the obligations of the contract.

   FUTURES TRANSACTIONS

      To gain exposure to or protect itself from market changes, the fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The fund may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Portfolio recognizes a realized gain or loss when the contract is closed or expired.

   FEDERAL TAXES

      Each Portfolio's policy is to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

For federal income tax purposes, the following Portfolios had capital loss carryovers and/or post October losses at December 31, 2003 which, if not offset by subsequent capital gains, will expire December 31, 2004 through

2011. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

Mortgage Securities                        $     (486,804)
Index 500                                     (22,320,507)
Index 400 Mid-Cap                                (698,224)

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio. For the Money Market Portfolio the tax character of distributions paid for the six-month period ended June 30, 2004 the year ended December 31, 2003 were $207,211 and $817,608, respectively.

   DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders from net investment income for Money Market are declared daily and reinvested at month-end in additional shares of capital stock. For Portfolios other than Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

      Delivery and payment for securities which have been purchased by the Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of June 30, 2004, the Mortgage Securities Portfolio had entered into outstanding, when-issued or forward commitments of $34,076,091. The Portfolio has segregated assets to cover such when-issued and forward commitments.

(3)   INVESTMENT SECURITY TRANSACTIONS

      For the period ended June 30, 2004, the cost of purchases and proceeds from sales of investment securities aggregated $530,630,706 and $540,236,343 respectively, for Money Market. For the other Portfolios, the cost of purchases and proceeds from sales of investment securities, other than temporary or securities lending collateral investments in short-term securities, for the period ended June 30, 2004 were as follows:

                                        LONG TERM NON US GOVERNMENT         LONG TERM US GOVERNMENT*
                                         PURCHASES      SALE PROCEEDS      PURCHASES      SALE PROCEEDS
                                      --------------   --------------   --------------   --------------
Bond                                  $   58,254,320   $   52,546,367   $  161,342,453   $  140,317,972
Mortgage Securities                       14,271,682       10,456,340      115,644,062       92,534,192
Index 500                                 16,014,964        3,172,531                -                -
Maturing Government Bond 2006                      -                -                -        1,359,715
Maturing Government Bond 2010                      -                -          196,468          790,749
International Bond                        58,245,380       63,017,208                -                -
Index 400 Mid-Cap                         15,147,066        4,300,079                -                -
Real Estate Securities                    34,124,350       32,096,120                -                -

*Includes U.S. government sponsored enterprises securities

(4)   EXPENSES AND RELATED PARTY TRANSACTIONS

      The Portfolios have an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Advantus

Capital manages the Portfolio's investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

      Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

PORTFOLIO                                    ANNUAL FEE ON NET ASSETS
---------                         ----------------------------------------------
Bond                              .30%  of net assets to $500 million; and
                                  .25%  of net assets exceeding $500 million
                                  to $1 billion; and
                                  .20%  of net assets exceeding $1 billion
Money Market                      .25%  of net assets to $1 billion; and
                                  .20%  of net assets exceeding $1 billion
Mortgage Securities               .30%  of net assets to $1 billion; and
                                  .25%  of net assets exceeding $1 billion
Index 500                         .15%  of net assets to $250 million; and
                                  .10%  of net assets exceeding $250 million
                                  to $1 billion; and
                                  .075% of net assets exceeding $1 billion
Maturing Government Bond 2006     .25%  of net assets
Maturing Government Bond 2010     .25%  of net assets
International Bond                .60%  of net assets to $1 billion; and
                                  .55%  of net assets exceeding $1 billion
Index 400 Mid-Cap                 .15%  of net assets to $250 million;
                                  .10%  of net assets exceeding $250 million
                                  to $1 billion; and
                                  .075% of net assets exceeding $1 billion
Real Estate Securities            .60%  of net assets to $1 billion; and
                                  .55%  of net assets exceeding $1 billion

      Advantus Capital has sub-advisory agreement with the following registered investment adviser. Under the sub-advisory agreements, Advantus Capital pays the sub-adviser an annual fee based on average daily net assets, in the following amounts:

PORTFOLIO                     SUB-ADVISOR                     FEE
---------                     -----------                     ---
International Bond     Julius Baer Investment    .30%  of average daily net assets
                       Management Inc.

The Fund bears certain other operating expenses including independent directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate daily net assets of each Portfolio.

   ADMINISTRATIVE SERVICES FEE

      Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. The administrative services fee for each Portfolio is $2,400 per month.

   ACCOUNTING SERVICES

      As of April 28, 2003, the Fund entered into an agreement for State Street to provide daily fund accounting services. Under this agreement, the annual fee for each portfolio is equal to .02% of the first $2.5 billion in net assets, ..015% of net assets from $2.5 billion to $5.0 billion, and .01% of net assets in excess of $5 billion.

   DISTRIBUTION FEES

      The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios except the Maturing Government Bond Portfolios. Each covered Portfolio pays distribution fees at the annual rate of.25% of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets, which reduces a Portfolio's net assets as do other Portfolio expenses. The fees are paid to Securian Financial Services, Inc. (Securian) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolios shares.

(5)   SECURITIES LENDING

      To enhance returns, certain portfolio's of the Fund loan securities to brokers in exchange for collateral. The Portfolios receive a fee from the brokers measured as a percent of the loaned securities. At June 30, 2004, the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risks to the portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The value of securities on loan and collateral held for each of the portfolios loaning securities at June 30, 2004, were:

                                                           MARKET
                                       MARKET VALUE        VALUE
                                      OF SECURITIES     OF COLLATERAL
                                          LOANED            HELD
                                      --------------   --------------
Bond                                  $   29,080,311   $   29,554,828
Index 500                                 78,525,413       80,725,750
Maturing Government Bond 2006              1,311,258        1,335,697
Maturing Government Bond 2010                 78,390           83,652
International Bond                         3,759,256        3,996,100
Index 400 Mid-Cap                         14,907,133       15,326,345
Real Estate Securities                     9,448,346        9,659,611

      Gain or loss in the market price of the securities loaned that may occur during the term of the loan is reflected in the value of the Fund.

(6)   CAPITAL SHARE TRANSACTIONS

      Transactions in shares of Portfolios for the six-month period ended June 30, 2004 and the year ended December 2003 were as follows:

                                                          BOND                           MONEY MARKET
                                           ---------------------------------   ---------------------------------
                                                2004              2003              2004              2003
                                           ---------------   ---------------   ---------------   ---------------
Sold                                             5,361,092        22,972,274        17,327,686        41,211,415
Issued for reinvested distributions                      -                 -           224,298           774,197
Redeemed                                        (5,597,259)      (26,146,413)      (26,934,486)     (109,620,080)
                                           ---------------   ---------------   ---------------   ---------------
                                                  (236,167)       (3,174,139)       (9,382,502)      (67,634,468)
                                           ===============   ===============   ===============   ===============

                                                  MORTGAGE SECURITIES                      INDEX 500
                                           ---------------------------------   ---------------------------------
                                                2004              2003              2004              2003
                                           ---------------   ---------------   ---------------   ---------------
Sold                                             1,926,647        19,450,861         4,978,978        33,095,221
Issued for reinvested distributions                      -                 -                 -                 -
Redeemed                                       (10,545,228)      (32,971,443)       (2,715,917)      (18,490,212)
                                           ---------------   ---------------   ---------------   ---------------
                                                (8,618,581)      (13,520,582)        2,263,061        14,605,009
                                           ===============   ===============   ===============   ===============

                                                  MATURING GOVERNMENT                MATURING GOVERNMENT
                                                       BOND 2006                          BOND 2010
                                           ---------------------------------   ---------------------------------
                                                2004              2003              2004              2003
                                           ---------------   ---------------   ---------------   ---------------
Sold                                                47,285         1,340,916           224,829         1,222,162
Issued for reinvested distributions                     --                --                --                --
Redeemed                                          (927,460)       (1,983,262)         (577,365)       (2,488,092)
                                           ---------------   ---------------   ---------------   ---------------
                                                  (880,175)         (642,346)         (352,536)       (1,265,930)
                                           ===============   ===============   ===============   ===============

                                                  INTERNATIONAL BOND                   INDEX 400 MID-CAP
                                           ---------------------------------   ---------------------------------
                                                2004              2003              2004              2003
                                           ---------------   ---------------   ---------------   ---------------
Sold                                             3,346,373        12,689,718         7,563,752        15,964,128
Issued for reinvested distributions                     --                --                --                --
Redeemed                                        (8,326,270)       (9,811,073)       (1,852,125)      (10,212,359)
                                           ---------------   ---------------   ---------------   ---------------
                                                (4,979,897)        2,878,645         5,711,627         5,751,769
                                           ===============   ===============   ===============   ===============

                                                 REAL ESTATE SECURITIES
                                           ---------------------------------
                                                2004              2003
                                           ---------------   ---------------
Sold                                             7,293,328        12,476,190
Issued for reinvested distributions                      -                 -
Redeemed                                        (7,626,751)       (3,977,042)
                                           ---------------   ---------------
                                                  (333,423)        8,499,148
                                           ===============   ===============

(7)  ILLIQUID SECURITIES

      Each Portfolio currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At June 30, 2004, investments in securities of Bond and Mortgage Securities include issues that are illiquid. The aggregate values of illiquid securities held by Bond and Mortgage Securities were $6,564,453, and $8,197,994, respectively, which represent 2.3% and 3.5% of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(8)  FINANCIAL HIGHLIGHTS

BOND PORTFOLIO

                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2004 TO
                                                    JUNE 30,                           YEAR ENDED DECEMBER 31,
                                                     2004           --------------------------------------------------------------
                                                  (UNAUDITED)          2003         2002         2001        2000(b)       1999
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period              $       1.37      $     1.30   $     1.18   $     1.22   $     1.18   $     1.31
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income                                   .03             .06          .06          .06          .08          .07
   Net gains (losses) on securities
     (both realized and unrealized)                       (.02)            .01          .06          .04          .03         (.10)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total from investment operations                     01             .07          .12          .10          .11         (.03)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Less distributions:
   Dividends from net investment income                      -               -            -         (.14)        (.07)        (.07)
   Distributions from net realized gains                     -               -            -            -            -         (.03)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total distributions                                   -               -            -         (.14)        (.07)        (.10)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                    $       1.38      $     1.37   $     1.30   $     1.18   $     1.22   $     1.18
                                                  ============      ==========   ==========   ==========   ==========   ==========
Total return (a)                                           .31%           5.35%       10.50%        7.90%       10.44%       (2.73)%
Net assets, end of period (in thousands)          $    287,536      $  286,934   $  276,486   $  235,318   $  187,254   $  181,881
Ratios to average net assets:
   Expenses                                                .63%(c)         .61%         .61%         .60%         .61%         .56%
   Net investment income                                  4.40%(c)        4.32%        5.20%        5.96%        6.43%        5.92%
Portfolio turnover rate (excluding
  short-term securities)                                 132.7%          128.4%       140.8%       197.8%       206.8%       140.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c)  Adjusted to an annual basis.

MONEY MARKET PORTFOLIO

                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2004 TO
                                                    JUNE 30,                           YEAR ENDED DECEMBER 31,
                                                     2004           --------------------------------------------------------------
                                                  (UNAUDITED)          2003         2002         2001        2000(b)       1999
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period              $       1.00      $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income                                     -             .01          .01          .04          .06          .05
                                                  ------------      ----------   ----------   ----------   ----------   ----------
      Total from investment operations                       -             .01          .01          .04          .06          .05
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Less distributions:
   Dividends from net investment income                      -            (.01)        (.01)        (.04)        (.06)        (.05)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                    $       1.00      $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                  ============      ==========   ==========   ==========   ==========   ==========
Total return (a)                                           .23%            .61%        1.28%        3.75%        5.96%        4.71%
Net assets, end of period (in thousands)          $     86,686      $   96,069   $  163,703   $  140,058   $  184,098   $  156,580
Ratios to average net assets:
   Expenses                                                .59%(c)         .60%         .57%         .57%         .58%         .56%
   Net investment income                                   .46%(c)         .64%        1.26%        3.73%        5.83%        4.61%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c)  Adjusted to an annual basis.

MORTGAGE SECURITIES PORTFOLIO

                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2004 TO
                                                    JUNE 30,                           YEAR ENDED DECEMBER 31,
                                                     2004           --------------------------------------------------------------
                                                  (UNAUDITED)          2003         2002         2001        2000(b)       1999
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period              $       1.34      $     1.29   $     1.18   $     1.22   $     1.17   $     1.22
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income                                   .04             .08          .08          .07          .09          .07
   Net gains (losses) on securities
     (both realized and unrealized)                       (.03)           (.03)         .03          .04          .04         (.05)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total from investment operations                    .01             .05          .11          .11          .13          .02
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Less distributions:
   Dividends from net investment income                      -               -            -         (.15)        (.08)        (.07)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total distributions                                   -               -            -         (.15)        (.08)        (.07)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                    $       1.35      $     1.34   $     1.29   $     1.18   $     1.22   $     1.17
                                                  ============      ==========   ==========   ==========   ==========   ==========
Total return (a)                                           .95%           4.15%        9.66%        9.04%       11.80%        1.99%
Net assets, end of period (in thousands)          $    232,632      $  241,997   $  249,802   $  230,141   $  151,141   $  138,815
Ratios to average net assets:
   Expenses                                                .64%(c)         .62%         .62%         .61%         .62%         .57%
   Net investment income                                  5.29%(c)        5.51%        6.41%        6.85%        7.30%        6.88%
Portfolio turnover rate (excluding
  short-term securities)                                  93.3%           83.9%        82.4%        81.9%        48.9%        79.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c)  Adjusted to an annual basis.

INDEX 500 PORTFOLIO

                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2004 TO
                                                    JUNE 30,                           YEAR ENDED DECEMBER 31,
                                                     2004           --------------------------------------------------------------
                                                  (UNAUDITED)          2003         2002         2001        2000(b)       1999
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period              $       3.45      $     2.70   $     3.47   $     4.05   $     4.56   $     3.91
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income                                   .02             .04          .04          .03          .03          .04
   Net gains (losses) on securities
     (both realized and unrealized)                        .10             .71         (.81)        (.54)        (.44)         .74
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total from investment operations                    .12             .75         (.77)        (.51)        (.41)         .78
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Less distributions:
   Dividends from net investment income                      -               -            -         (.03)        (.03)        (.07)
   Distributions from net realized gains                     -               -            -         (.04)        (.07)        (.06)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total distributions                                   -               -            -         (.07)        (.10)        (.13)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                    $       3.57      $     3.45   $     2.70   $     3.47   $     4.05   $     4.56
                                                  ============      ==========   ==========   ==========   ==========   ==========
Total return (a)                                          3.23%          28.04%      (22.37)%     (12.25)%      (9.39)%      20.28%
Net assets, end of period (in thousands)          $    613,888      $  586,842   $  418,897   $  520,644   $  584,239   $  657,824
Ratios to average net assets:
  Expenses                                                 .42%(c)         .45%         .43%         .42%         .44%         .45%
  Net investment income                                   1.23%(c)        1.34%        1.23%         .93%         .73%         .85%
Portfolio turnover rate (excluding
  short-term securities)                                    .9%            2.3%         7.8%         6.1%        12.8%        25.6%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2004 TO
                                                    JUNE 30,                           YEAR ENDED DECEMBER 31,
                                                     2004           --------------------------------------------------------------
                                                  (UNAUDITED)          2003         2002         2001        2000(b)       1999
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period              $       1.40      $     1.38   $     1.22   $     1.18   $     1.09   $     1.25
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income                                   .03             .06          .06          .06          .07          .07
   Net gains (losses) on securities
     (both realized and unrealized)                       (.03)           (.04)         .10          .04          .09         (.16)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total from investment operations                      -             .02          .16          .10          .16         (.09)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Less distributions:
   Dividends from net investment income                      -               -            -         (.06)        (.07)        (.07)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total distributions                                   -               -            -         (.06)        (.07)        (.07)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                    $       1.40      $     1.40   $     1.38   $     1.22   $     1.18   $     1.09
                                                  ============      ==========   ==========   ==========   ==========   ==========
Total return (a)                                          (.52)%          1.95%       12.99%        8.08%       15.63%       (7.81)%
Net assets, end of period (in thousands)          $      8,676      $    9,956   $   10,650   $    8,694   $    6,429   $    6,261
Ratios to average net assets:
   Expenses                                               1.07%(c)        1.00%         .65%         .40%         .40%         .40%
   Net investment income                                  4.34%(c)        3.95%        4.81%        5.39%        5.92%        5.76%
   Expenses without waiver                                1.07%(c)        1.00%        1.02%        1.16%        1.41%        1.26%
   Net investment income without waiver                   4.34%(c)        3.95%        4.44%        4.63%        4.91%        4.90%
Portfolio turnover rate (excluding
  short-term securities)                                    .0%           12.4%         5.9%         6.4%         3.4%        19.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2004 TO
                                                    JUNE 30,                           YEAR ENDED DECEMBER 31,
                                                     2004           --------------------------------------------------------------
                                                  (UNAUDITED)          2003         2002         2001        2000(b)       1999
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period              $       1.55      $     1.51   $     1.27   $     1.35   $     1.19   $     1.41
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income                                   .03             .07          .05          .07          .08          .08
   Net gains (losses) on securities
     (both realized and unrealized)                       (.04)           (.03)         .19         (.01)         .17         (.24)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total from investment operations                   (.01)            .04          .24          .06          .25         (.16)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Less distributions:
   Dividends from net investment income                      -               -            -         (.14)        (.08)        (.06)
   Distributions from net realized gains                     -               -            -            -         (.01)           -
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total distributions                                   -               -            -         (.14)        (.09)        (.06)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                    $       1.54      $     1.55   $     1.51   $     1.27   $     1.35   $     1.19
                                                  ============      ==========   ==========   ==========   ==========   ==========
Total return (a)                                          (.63)%          2.75%       18.85%        4.96%       21.36%      (11.54)%
Net assets, end of period (in thousands)          $      7,063      $    7,654   $    9,359   $    5,855   $    5,537   $    4,942
Ratios to average net assets:
   Expenses                                               1.27%(c)        1.12%         .65%         .40%         .40%         .40%
   Net investment income                                  3.90%(c)        3.67%        4.79%        5.49%        6.22%        5.82%
   Expenses without waiver                                1.27%(c)        1.12%        1.28%        1.42%        1.66%        1.43%
   Net investment income without waiver                   3.90%(c)        3.67%        4.16%        4.47%        4.96%        4.79%
Portfolio turnover rate (excluding
  short-term securities)                                   2.7%           10.5%        19.1%        17.3%         8.3%        28.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c)  Adjusted to an annual basis.

INTERNATIONAL BOND PORTFOLIO

                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2004 TO
                                                    JUNE 30,                           YEAR ENDED DECEMBER 31,
                                                     2004           --------------------------------------------------------------
                                                  (UNAUDITED)          2003         2002         2001        2000(b)       1999
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period              $       1.31      $     1.09   $     0.92   $     0.95   $     0.94   $     1.05
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income                                   .01             .03          .05          .04          .04          .05
   Net gains (losses) on securities
     (both realized and unrealized)                       (.04)            .19          .12         (.06)        (.03)        (.13)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total from investment operations                   (.03)            .22          .17         (.02)         .01         (.08)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Less distributions:
   Dividends from net investment income                      -               -            -         (.01)           -         (.03)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total distributions                                   -               -            -         (.01)           -         (.03)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                    $       1.28      $     1.31   $     1.09   $     0.92   $     0.95   $     0.94
                                                  ============      ==========   ==========   ==========   ==========   ==========
Total return (a)                                         (2.25)%         20.25%       17.94%       (1.51)%       1.42%       (7.81)%
Net assets, end of period (in thousands)          $     60,418      $   68,312   $   53,683   $   39,958   $   37,177   $   32,093
Ratios to average net assets:
   Expenses                                               1.10%(c)        1.09%        1.24%        1.20%        1.33%         .94%
   Net investment income                                  2.12%(c)        2.55%        4.52%        4.50%        4.85%        5.90%
Portfolio turnover rate (excluding
  short-term securities)                                 239.1%          364.8%       304.1%       251.7%       306.8%       287.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c)  Adjusted to an annual basis.

INDEX 400 MID-CAP PORTFOLIO

                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2004 TO
                                                    JUNE 30,                           YEAR ENDED DECEMBER 31,
                                                     2004           --------------------------------------------------------------
                                                  (UNAUDITED)          2003         2002         2001        2000(b)       1999
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period              $       1.29      $     0.96   $     1.13   $     1.22   $     1.18   $     1.15
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income                                     -             .01            -          .01          .01            -
   Net gains (losses) on securities
     (both realized and unrealized)                        .08             .32         (.17)        (.03)         .19          .15
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total from investment operations                    .08             .33         (.17)        (.02)         .20          .15
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Less distributions:
   Dividends from net investment income                      -               -            -         (.01)        (.01)           -
   Distributions from net realized gains                     -               -            -         (.04)        (.15)        (.12)
   Tax return of capital                                     -               -            -         (.02)           -            -
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total distributions                                   -               -            -         (.07)        (.16)        (.12)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                    $       1.37      $     1.29   $     0.96   $     1.13   $     1.22   $     1.18
                                                  ============      ==========   ==========   ==========   ==========   ==========
Total return (a)                                          5.78%          34.59%      (15.03)%      (1.07)%      16.05%       15.96%
Net assets, end of period (in thousands)          $     75,264      $   63,758   $   41,835   $   41,069   $   35,768   $   24,357
Ratios to average net assets:
   Expenses                                                .60%(c)         .61%         .65%         .55%         .55%         .55%
   Net investment income                                   .60%(c)         .62%         .42%         .82%        1.18%         .72%
   Expenses without waiver                                 .60%(c)         .61%         .65%         .67%         .80%        1.00%
   Net investment income without waiver                    .60%(c)         .62%         .42%         .70%         .93%         .27%
Portfolio turnover rate (excluding
  short-term securities)                                   9.8%           11.0%        20.0%        29.8%        78.3%        76.6%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c)  Adjusted to an annual basis.

REAL ESTATE SECURITIES PORTFOLIO

                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2004 TO
                                                    JUNE 30,                           YEAR ENDED DECEMBER 31,
                                                     2004           --------------------------------------------------------------
                                                  (UNAUDITED)          2003         2002         2001        2000(b)       1999
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period              $       1.46      $     1.02   $     0.96   $     0.90   $     0.76   $     0.83
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income                                   .01             .03          .03          .03          .04          .04
   Net gains (losses) on securities
     (both realized and unrealized)                        .07             .41          .03          .06          .15         (.07)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total from investment operations                    .08             .44          .06          .09          .19         (.03)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Less distributions:
   Dividends from net investment income                      -               -            -         (.03)        (.04)        (.03)
   Distributions from net realized gains                     -               -            -            -         (.01)        (.01)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
       Total distributions                                   -               -            -         (.03)        (.05)        (.04)
                                                  ------------      ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                    $       1.54      $     1.46   $     1.02   $     0.96   $     0.90   $     0.76
                                                  ============      ==========   ==========   ==========   ==========   ==========
Total return (a)                                          5.83%          42.21%        6.97%       10.03%       25.61%       (3.89)%
Net assets, end of period (in thousands)          $     63,641      $   60,664   $   33,912   $   15,638   $    9,947   $    5,826
Ratios to average net assets:
   Expenses                                               1.03%(c)        1.11%        1.00%        1.00%         .97%         .90%
   Net investment income                                  1.03%(c)        2.78%        3.38%        4.43%        5.32%        4.58%
   Expenses without waiver                                1.03%(c)        1.11%        1.18%        1.59%        2.03%        2.05%
   Net investment income without waiver                   1.03%(c)        2.78%        3.23%        3.84%        4.26%        3.43%
Portfolio turnover rate (excluding
  short-term securities)                                  70.2%           45.4%        70.2%       160.4%       143.7%       106.3%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c)  Adjusted to an annual basis.

                                                      ADVANTUS SERIES FUND, INC.
                                                        PROXY VOTING INFORMATION

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Fund's investment adviser, Advantus Capital Management, Inc., uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, by calling 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov. The Fund will provide this document, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

PROXY VOTING RECORD

The Fund's proxy voting record for the most recent 12-month period ended June 30 will be available by calling 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year.

ADVANTUS SERIES FUND, INC.
DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, consisting of 9 portfolios, for which Advantus Capital serves as the investment adviser. Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Fund. Each director serves for an indefinite term, until his or her resignation, death or removal.

                               POSITION WITH FUND
NAME, ADDRESS(1)               AND LENGTH OF           PRINCIPAL OCCUPATION(S)
AND AGE                        TIME SERVED             DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

William N. Westhoff            Director since          Retired since July 2002, prior thereto President,
Age: 57                        July 23, 1998           Treasurer and Director, Advantus Capital
                                                       Management, Inc.; Senior Vice President and
                                                       Treasurer, Minnesota Life Insurance Company since
                                                       April 1998; Senior Vice President, Global
                                                       Investments, American Express Financial
                                                       Corporation, Minneapolis, Minnesota, from August
                                                       1994 to October 1997

INDEPENDENT DIRECTORS

Ralph D. Ebbott                Director since          Retired, Vice President and Treasurer of Minnesota
Age: 77                        October 22, 1985        Mining and Manufacturing Company (industrial and
                                                       consumer products) through June 1989

William C. Melton              Director since          Founder and President of Melton Research Inc.
Age: 56                        April 25, 2002          since 1997; member of the Advisory Board of
                                                       Macroeconomic Advisors LLC since 1998; member,
                                                       Minneapolis StarTribune Board of Economists since
                                                       1986; member, State of Minnesota Council of
                                                       Economic Advisors from 1988 to 1994; various
                                                       senior positions at American Express Financial
                                                       Advisors (formerly Investors Diversified Services
                                                       and, thereafter, IDS/American Express) from 1982
                                                       through 1997, including Chief Economist and,
                                                       thereafter, Chief International Economist

                               POSITION WITH FUND
NAME, ADDRESS(1)               AND LENGTH OF           PRINCIPAL OCCUPATION(S)
AND AGE                        TIME SERVED             DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS -- CONTINUED

Ellen S. Berscheid             Director since          Regents' Professor of Psychology
Age: 67                        October 22, 1985        at the University of Minnesota

OTHER EXECUTIVE OFFICERS

Dianne M. Orbison              President since         President, Treasurer and Director, Advantus
Age: 52                        July 25, 2002           Capital Management, Inc.; Senior Vice President
                                                       and Treasurer, Minnesota Life Insurance Company;
                                                       Vice President and Treasurer, Minnesota Mutual
                                                       Companies, Inc.; Senior Vice President and
                                                       Treasurer, Securian Financial Group, Inc.; Vice
                                                       President and Treasurer, Securian Holding Company;
                                                       President, MIMLIC Funding, Inc. (entity holding
                                                       legal title to bonds beneficially owned by certain
                                                       clients of Advantus Capital); President and
                                                       Treasurer, MCM Funding 1997-1, Inc. and MCM
                                                       Funding 1998-1, Inc. (entities holding legal title
                                                       to mortgages beneficially owned by certain clients
                                                       of Advantus Capital); Treasurer, MIMLIC Life
                                                       Insurance Company; Treasurer, Securian Life
                                                       Insurance Company

Gary M. Kleist                 Vice President          Vice President - Chief Operations Officer and
Age: 44                        and Treasurer           Director, Advantus Capital Management, Inc.;
                               since July 24,          Second Vice President, Minnesota Life Insurance
                               2003                    Company; Vice President and Secretary/Treasurer,
                                                       MIMLIC Funding, Inc. (entity holding legal title
                                                       to bonds beneficially owned by certain clients of
                                                       Advantus Capital); Financial Vice President, MCM
                                                       Funding 1997-1, Inc. and MCM Funding 1998-1, Inc.
                                                       (entities holding legal title to mortgages
                                                       beneficially owned by certain clients of Advantus
                                                       Capital)

                               POSITION WITH FUND
NAME, ADDRESS(1)               AND LENGTH OF           PRINCIPAL OCCUPATION(S)
AND AGE                        TIME SERVED             DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS -- CONTINUED

Michael J. Radmer              Secretary since         Partner with the law firm of Dorsey & Whitney LLP
Dorsey & Whitney LLP           April 16, 1998
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 59

----------
(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Minnesota Life, toll free, at (800) 995-3850.

THIS OFFERING IS AVAILABLE THROUGH SECURIAN FINANCIAL SERVICES, INC., A REGISTERED BROKER/DEALER. SECURIAN FINANCIAL SERVICES, INC. IS THE DISTRIBUTOR OF MINNESOTA LIFE VARIABLE INSURANCE PRODUCTS.

THIS REPORT MAY BE USED AS SALES LITERATURE IN CONNECTION WITH THE OFFER OR SALE OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS FUNDED BY ADVANTUS SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE ANNUITY PERFORMANCE REPORT (MOA CLASSIC, MOA ACHIEVER OR MOA ADVISOR), ADJUSTABLE INCOME ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE ADJUSTABLE LIFE (VAL, VAL - SD, VAL HORIZON OR VAL SUMMIT) PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT, RESPECTIVELY.


[SECURIAN FINANCIAL SERVICES LOGO]

SECURIAN FINANCIAL SERVICES, INC.
SECURITIES DEALER, MEMBER NASD/SIPC
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098
(1.888.237.1838)

3010-2004-12994

ABOUT MINNESOTA LIFE

FOUNDED IN 1880, MINNESOTA LIFE INSURANCE COMPANY SERVES MILLIONS OF PEOPLE WITH A WIDE RANGE OF INSURANCE AND INVESTMENT PRODUCTS FOR INDIVIDUALS, FAMILIES AND BUSINESSES. WE PROVIDE MORE THAN $220 BILLION OF LIFE INSURANCE PROTECTION AND MANAGE MORE THAN $20 BILLION IN ASSETS. ONE OF THE MOST HIGHLY-RATED LIFE INSURERS IN AMERICA, WE WILL BE THERE WHEN OUR CLIENTS NEED US.


MINNESOTA LIFE
A MINNESOTA MUTUAL COMPANY                                    PRESORTED STANDARD
                                                               U.S. POSTAGE PAID
                                                                  ST. PAUL MN
400 Robert Street North                                         PERMIT NO. 3547
St. Paul, MN  55101-2098
www.minnesotalife.com


CHANGE SERVICE REQUESTED


(C)2001  Minnesota Life Insurance Company.
All rights reserved.

F. 34490  Rev. 8-2004

ITEM 2. CODE OF ETHICS.

Filed herewith as Exhibit 11(a)(1). During the period covered by this report, there has been no amendment to the code of ethics nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The board of directors of the registrant has determined that Ralph D. Ebbott, a member of the board's audit committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Ebbott as the audit committee's financial expert. Mr. Ebbott is an "independent" director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time. Required only for annual reports on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. Schedule I - Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a nominating committee of its board of directors, the members of which are all directors who are not "interested persons" of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("independent directors"). The nominating committee, which operates in accordance with a separate nominating committee charter approved by the board of directors, selects and recommends to the board of directors individuals for nomination as independent directors. The names of potential independent director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant's investment adviser. Each candidate is evaluated by the nominating committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent director, as well as his or her compatibility with respect to business philosophy and style. The members of the nominating committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the nominating committee determines which of the viable candidates should be presented to the board of directors for selection to become a member of the board of directors.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the nominating committee does not at present consider nominees recommended by shareholders.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

          Exhibit 99.CODE ETH attached hereto.

     (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

          Exhibit 99.CERT attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

          Exhibit 99.906 CERT attached hereto

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advantus Series Fund, Inc.

By (Signature and Title) /s/Dianne M. Orbison
                            -----------------
                            Dianne M. Orbison, President

Date:  September 2, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/Dianne M. Orbison
                            -----------------
                            Dianne M. Orbison, President (Principal Executive Officer)

By (Signature and Title) /s/Gary M. Kleist
                            --------------
                            Gary M. Kleist, Treasurer (Principal Financial Officer and Accounting Officer)

Date:  September 2, 2004